SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. [ ])

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                 HERITAGE OAKS BANCORP
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHARHOLDERS
545 12th Street, Paso Robles, California 93446
To Be Held June 10, 2010
7:00 P.M.

TO THE SHAREHOLDERS OF HERITAGE OAKS BANCORP:

NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 2010 Annual Meeting of Shareholders (the “Meeting”) of Heritage Oaks Bancorp (“Company”) will be held at the Company’s office at 545 12th Street, Paso Robles, California 93446 on Thursday, June 10, 2010 at 7:00 p.m. local time for the purpose of considering and voting on the following matters:

1.
Election of Directors.  To elect eleven (11) persons to the Board of Directors of the Company to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons have been nominated by the Company for election:

Michael J. Morris	Donald Campbell
Michael J. Behrman	Kenneth Dewar
Mark C. Fugate	Daniel J. O’Hare
Dee Lacey	Merle F. Miller
Michael E. Pfau	Alexander F. Simas
Lawrence P. Ward

2.
Increase in Authorized Common Stock.  To approve an amendment to our Amended Articles of Incorporation to increase the number of authorized shares of Common Stock from 20 million to 100 million, as described in the accompanying proxy statement.

3.
Conversion of Convertible Preferred Stock.  To approve for purposes of NASDAQ Listing Rule 5635 the issuance of shares of Common Stock upon the conversion of up to 56,160 shares of our Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock (“Series B Preferred Stock”) and up to 2,442,461 shares of our Series C Convertible Perpetual Preferred Stock (“Series C Preferred Stock”), as contemplated by the Securities Purchase Agreement described in the accompanying proxy statement.

4.
Approval of Amendment to Bylaws. To approve an amendment to the Bylaws such that the range of the number of authorized directors of the Company be increased to  nine (9) to fifteen (15) from the current range of seven (7) to thirteen (13).

5.
Non-Binding Vote on Approval of Executive Compensation. To adopt a non-binding resolution approving the Executive Compensation disclosed in the Proxy statement for the 2010 Annual Meeting of Shareholders dated April 27, 2010.

6.	Ratification of Independent Accountants. To ratify the appointment of Vavrinek, Trine, Day & Co. LLP as the Company’s independent accountants for the 2010 fiscal year.

7.
Adjournment of Meeting if Necessary or Appropriate.  To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to adopt Proposals 1-6.

8.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Only those Shareholders of record at the close of business on March 31, 2010 will be entitled to notice of, to vote and attend the Meeting.

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE.  WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.  IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 10, 2010:

•	THE PROXY STATEMENT FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS, PROXY CARD, AND 2009 ANNUAL REPORT ARE AVAILABLE AT WWW.HERITAGEOAKSBANCORP.COM.

IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

Dated: April 27, 2010	By order of the Board of Directors

William R. Raver
Secretary

Mailed to Shareholders
on or about April 27, 2010

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION
This Proxy Statement is being furnished to the Shareholders of Heritage Oaks Bancorp, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 545 12th Street, Paso Robles, California on Thursday,  June 10, 2010 at 7:00 p.m. local time (the "Meeting"). Only Shareholders of record on March 31, 2010 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 7,783,212 shares of its no par value Common Stock (the "Common Stock").

The matters to be considered and voted upon at the Meeting will be:

1.
Election of Directors.  To elect eleven (11) persons to the Board of Directors of the Company to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons have been nominated by the Company for election:

Michael J. Morris	Donald Campbell
Michael J. Behrman	Kenneth Dewar
Mark C. Fugate	Daniel J. O’Hare
Dee Lacey	Merle F. Miller
Michael E. Pfau	Alexander F. Simas
Lawrence P. Ward

2.
Increase in Authorized Common Stock.  To approve an amendment to our Amended Articles of Incorporation to increase the number of authorized shares of Common Stock from 20 million to 100 million, as described in the accompanying proxy statement.

3.
Conversion of Convertible Preferred Stock.  To approve for purposes of NASDAQ Listing Rule 5635 the issuance of shares of Common Stock upon the conversion of up to 56,160 shares of our Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock (“Series B Preferred Stock”) and up to 2,442,461 shares of our Series C Convertible Perpetual Preferred Stock (“Series C Preferred Stock”), as contemplated by the Securities Purchase Agreement described in the accompanying proxy statement.

4.
Approval of Amendment to Bylaws. To approve an amendment to the Bylaws such that the range of the number of authorized directors of the Company be increased to nine (9) to fifteen (15) from the current range of seven (7) to thirteen (13).

5.
Non-Binding Vote on Approval of Executive Compensation. To adopt a non-binding resolution approving the Executive Compensation disclosed in the Proxy statement for the 2010 Annual Meeting of Shareholders dated April 27, 2010.

6.	Ratification of Independent Accountants. To ratify the appointment of Vavrinek, Trine, Day & Co. LLP as the Company’s independent accountants for the 2010 fiscal year.

7.
Adjournment of Meeting if Necessary or Appropriate.  To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to adopt Proposals 1-6.

8.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Shareholders are entitled to one vote for each share held, except that for the election of directors each Shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such Shareholder multiplied by the number of directors to be elected. Each Shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no Shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such Shareholder) unless such candidate's name has been placed in nomination prior to the voting and the Shareholder has given notice at the Meeting prior to the voting of the Shareholder's intention to cumulate his or her votes. If any Shareholder has given such notice, all Shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for Shareholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the Shareholder by attending and voting at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

Unless otherwise instructed, each valid proxy returned which is not revoked, will be voted “in the election of directors "FOR" the nominees of the Board of Directors, “FOR” an increase in authorized Common Stock, “FOR” the conversion of the  convertible preferred stock , “FOR” the approval of  the amendment to the bylaws, “FOR” the adoption of a shareholder resolution approving the executive compensation discussed in this proxy statement,  “FOR” the ratification of accountants, “FOR” the adjournment of the Meeting if necessary,  and, at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to Shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company and its subsidiary, Heritage Oaks Bank (the “Bank”), may (without additional compensation) solicit proxies by telephone, email or personal interview, the costs of which will be borne by the Company.  In addition to the foregoing, the Company may use a proxy solicitation service for the purpose of soliciting proxies, if it deems it advisable, and will bear all costs associated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

           As of March 1, 2010 no individual known to the Company owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below. The following table reflects the Common Stock outstanding at March 1, 2010, and does not include any Common Stock issuable upon conversion of the Series B Preferred stock or Series C Preferred stock issued by the Company on March 12, 2010.

Name and Address of	Amount and Nature of		Percent of
Beneficial Owner	Beneficial Owner		Class

Banc Funds Co LLC	662,845		8.53%
Chicago, IL 60606

US Treasury	611,650		7.87%
Washington, DC

Ole K. Viborg	422,509		5.44%
Templeton, CA 93465

Merle F. Miller	400,833	[1]	5.16%
Paso Robles, CA 93446

Lawrence P. Ward	409,634	[1]	5.27%
Paso Robles, CA 93446

Patriot Financial Partners, L.P.	539,550	[2]	6.94%
Philadelphia, PA 19104

James, Robert & William Pohlad	397,984	[1]	5.12%
Reporting as group
Minneapolis MN 55402

[1]	Includes shares of Common Stock subject to stock options exercisable within 60 days of record and restricted stock.

[2]
Patriot Financial Partners, GP, L.P. (“Patriot GP”) is a general partner of each of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together, the “Funds”) and Patriot Financial Partners, GP, LLC (“Patriot LLC”) is a general partner of Patriot GP.  In addition, each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch are general partners of the Funds and Patriot GP and members of Patriot LLC.  Accordingly, securities owned by the Funds may be regarded as being beneficially owned by Patriot GP, Patriot LLC and each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch.  Pursuant to the Stock Purchase Agreement, the Funds, together, have the right to appoint one member or one observer to the Board of Directors of each of the Company and the Bank. The Company and the Bank have provided notice the Reserve Bank, the FDIC and the DFI of their intent to appoint Mr. Lynch as a director of the Company and the Bank.

Security Ownership of Management
The following table sets forth, as of March 1, 2010, information about the ownership of the Company's directors/nominees and named executive officers1/, and directors and named executive officers as a group. All of the Common Stock shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Company has only one class of voting shares outstanding, Common Stock. The Company also has three classes of preferred stock outstanding, its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, which is non-voting and owned solely by the United States Treasury Department, Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock and Series C Convertible Perpetual Preferred Stock. The following table reflects the Common Stock outstanding at March 1, 2010, and does not include any Common Stock issuable upon conversion of the Series B Preferred stock or Series C Preferred stock issued by the Company on March 12, 2010.

Name and City of Beneficial Owner 2/	Relationship with Company	Amount and Nature of Beneficial Owner 3/4		Percent of class

Michael J. Morris	Chairman	277,882	5/6	3.58%
Donald Campbell	Vice-Chairman	46,874		0.60%
Michael J. Behrman	Director	71,582		0.92%
Kenneth Dewar	Director	22,166		0.29%
Mark C. Fugate	Director	100,914		1.30%
Dee Lacey	Director	90,364		1.16%
Merle F. Miller	Director	400,833		5.16%
Daniel J. O'Hare	Director	52,251	[7]	0.67%
Michael E. Pfau	Director	21,929		0.28%
Alexander F. Simas	Director	31,411		0.40%
Lawrence P. Ward	President, Chief Executive Officer and Director	409,634	[5]	5.27%
Margaret A. Torres	Executive Vice President, Chief Financial Officer	26,335		0.34%
Ronald Oliveira	Executive Vice President, Chief Operating and Chief Lending Officer	0		0
Joanne Funari	Executive Vice President, President Business First	39,641		0.51%
Paul Tognazzini	Executive Vice President, Commercial Lending Manager	77,210		0.99%
Mark W. Stasinis	Executive Vice President, Group Lending Manager	44,982		0.58%
All directors, nominees, and named executive officer of the Company as a group of 16 persons		1,714,008		22.05%

1/
As used in this Proxy Statement, the term “named executive officer” means the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, Executive Vice President, Chief Operations and Chief Lending Officer, Executive Vice President and President, Business First, a division of Heritage Oaks Bank, Executive Vice President and Commercial Relationship Manager, Executive Vice President and Group Lending Manager. The Chairman of the Board, the Vice Chairman of the Board, and the Company’s other officers are not treated as executive officers of the Company.

2/	The address for all persons listed are c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.
3/
Except as otherwise indicated in these notes, and subject to applicable community property laws and shared voting and investment, includes shares held by each person’s spouse (except where legally separated) and minor children; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.

4/	Includes shares of Common Stock subject to stock options exercisable within 60 days of record date and restricted stock.
5/
Includes 209,130 shares held as Trustee of Heritage Oaks Bancorp Employee Stock Ownership Plan. Mr. Morris and Mr. Ward are co-trustees of the Stock Ownership Plan and under applicable rules the entire number of shares owned by such Plan is attributed to each of the trustees and the effect of the attributions rules results in the number of shares being double counted.

6/	Includes shares held as a trustee of Andre, Morris and Buttery 401K.
7/	Includes shares held as a trustee of Glenn, Burdette, Phillips and Bryson Tax and Business Services, Inc. 401K, shares held in his own 401K, and shares held in his family trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of any registered class of the Company’s equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company.  Executive officers, directors, and greater than 10% shareholders are required by regulation to furnish the Company, with copies of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company or otherwise in its files, all the Company’s officers, directors and 10% shareholders complied with all applicable Section(a) filing requirements during 2009 with the exception of one Form 4 for Mr. Behrman, which was filed late on  March 20, 2009, and related to the acquisition of common shares, and one Form 4 for Ms.  Watson which was filed late on March 25, 2009, and related to the acquisition of common shares.

CORPORATE GOVERNANCE
The Company has a strong commitment to good corporate governance and to the highest standards of ethical conduct.

Corporate Governance Guidelines
The Board of Directors’ Corporate Governance Guidelines (the “Guidelines”), which includes guidelines for determining director independence and reporting concerns to non-employee directors, are published on the Corporate Governance section of the Company’s website at www.heritageoaksbancorp.com.  The Board of Directors (the “Board”) regularly reviews corporate governance developments and modifies these Guidelines and committee charters as warranted.  Any modifications are reflected on the website.

Board of Directors
The Company is governed by a Board and various Committees of the Board that meet throughout the year.  Directors discharge their responsibilities throughout the year at Board and Committee meetings, through telephone contact and discussions with the Company’s President and other officers, and by reviewing materials provided to them.

Director Independence
It is the Board’s objective that at least a majority of the Board should consist of independent directors.  For a director to be considered independent, the Board must determine that the director does not have any material relationship with the Company or the Bank and is otherwise an “independent director” within the meaning of the NASDAQ rules.   The following ten directors (constituting 90% of the entire Board) satisfy the Corporate Governance Guidelines’ requirements for independence: Morris, Campbell, Behrman, Dewar, Fugate, Lacey, Miller, O’Hare, Pfau and Simas.

All members of the audit, the compensation and organization, and the nominating and governance committees must be independent directors. Members of the audit committee must also satisfy a Securities and Exchange Commission requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of our subsidiaries other than their director’s compensation.  All members of the audit, compensation and organization, and nominating and governance committees satisfy the relevant independence requirements.

Board Leadership and Board Role in Risk Oversight
The positions of Board Chairman and President, Chief Executive Officer are filled by different persons.  Mr. Morris, an independent director, serves as Chairman, while Mr. Ward serves as President, Chief Executive Officer.  The Board believes that separating the roles of Chairman and Chief Executive Officer is preferable and in the best interests of shareholders because it gives our independent directors a significant role in board direction and agenda setting and enhances the Board's ability to fulfill its oversight responsibilities, including over senior management.  Separating the positions also provides an independent viewpoint and focus at board meetings, and improves communication between management and the Board by giving our CEO a single initial source for board-level communication and input on significant decisions. In addition to the Board Chairman, additional Board leadership is provided through the respective chairs of the Board’s standing committees.

 Risk Oversight
The Board plays an active role in risk oversight of the Company and its operations through regular board meetings and through the various committees of the Board.  A primary way in which the Board is involved in risk oversight is through the review and adoption of various policies under which the Company and its subsidiary bank operates.  All policies are designed pursuant to regulatory guidelines and seek to maintain the prudent operation of the Company’s business.

Certain Board committees deal with specific aspects of the Company’s business, such as the board loan committee, which handles lending related matters, or the ALCO committee, which addresses balance sheet management.  These specific committees address risk by reviewing and maintaining appropriate policies, and also by ensuring that management is adhering to those policies in its day-to-day operations.  The Company also maintains a Risk Management Committee whose members include both directors and senior management.  This committee seeks to address and manage many areas of risk facing the Company in a comprehensive way.  Areas of risk this committee addresses and attempts to integrate include, but are not limited to, internal control processes, financial reporting, credit, interest rate, liquidity, reputational, compliance, operations, and technology.

The Board strives to oversee risk management for the Company through its actions at board meetings, committee meetings, and the Risk Management Committee with the goal of maintaining prudent business operations.

Meetings and Attendance
Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual shareholders’ meeting. In 2009, eight (8) of the eleven (11) current members of the Board attended our annual shareholders’ meeting.

During 2009, the Company’s Board held sixteen (16) meetings, and each director attended at least seventy-five percent (75%) of all meetings of the Company’s Board and of meetings of the Company committees on which they served.

Meetings of Independent Directors
NASDAQ Marketplace Rule 4350(c)(2) requires that the independent directors have regularly scheduled meetings without any management directors present.  In 2009, the independent directors met twelve (12) times.

Communication with the Board of Directors
The ability of shareholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board’s operations.  In furtherance of this interest, the Board has included in the Guidelines a process by which a Shareholder may communicate directly in writing to the Board.   The process described in the Guidelines was approved by a majority of the independent directors on the Board.  Please refer to Section IV of the Guidelines for further information.

Director Nomination Process
The Nominating and Governance Committee is responsible for recommending for the Board’s selection the slate of director nominees for election to the Company’s Board and for filling vacancies occurring between annual meetings of shareholders.  Additional detail concerning the Nominating and Governance Committee is contained in the discussion “Committees of the Board of Directors - Nominating and Governance” below.

This committee will consider shareholder recommendations for candidates for the Board.  Recommendations can be made in accordance with Section I.C. of the Guidelines.  A shareholder may make a recommendation to the Committee to consider a particular individual(s) for nomination. The recommendation(s) will be evaluated using the criteria set forth in the Guidelines. Directors serve until the next annual shareholder meeting. Shareholders are advised that submission of a recommendation is not a formal nomination to be a member of our Board.  A person of age seventy or older at the time of the election shall not stand for election or re-election, except those Directors who have served on the board of the Company prior to 2000 who have been “grandfathered” to be eligible for nomination until the age of seventy five. The Board may fill vacancies in existing or new director positions with such directors serving only until the next election of Directors.  The Committee’s non-exclusive list of criteria for Board members is set forth in Section I.A of the Guidelines with an aim to provide the Company with a board of diverse backgrounds and experiences to best serve the business needs of the Company. The Committee is guided by the principle that each director candidate should be chosen without regard to gender, race, religion, age, sexual orientation or national origin. The Committee seeks to have a balanced, engaged and collegial board whose members possess the skills and background necessary to ensure that stockholder value is maximized in a manner consistent with all legal requirements and the highest ethical standards. The committee screens all potential candidates in the same manner regardless of the source of recommendation.  At present, the Nominating and Governance Committee does not engage a third part to identify and evaluate potential director candidates.  All of the nominees approved by the Nominating and Governance Committee for election at the 2009 Annual Meeting were recommended by management and the Board.

Code of Conduct
The Company expects all of the directors, officers (including our Chief Executive Officer and Chief Financial Officer) and employees of the Company and the Bank to adhere to the highest standards of ethics and business conduct with each other, customers, shareholders and the communities they serve and to comply with all applicable laws, rules and regulations that govern our business. These principles have long been embodied in the Bank’s various policies relating to director, officer and employee conduct including such subjects as employment policies, conflicts of interest, professional conduct, and protection of confidential information.   The Company’s Board has adopted a comprehensive code of conduct reflecting these policies that complies with the Securities and Exchange Commission’s definition of a “code of ethics”.  This code of conduct is published on the Corporate Governance section of our website at www.heritageoaksbancorp.com.   Any change to or waiver of the code of conduct (other than technical, administrative and other non-substantive changes) will be posted on the Company’s  website or reported on a Form 8-K filed with the Securities and Exchange Commission.   While the Board may consider a waiver for an executive officer or director, the Board does not expect to grant such waivers.

Code of Ethics
The Heritage Oaks Bancorp Code of Ethics for Financial Professionals applies to the Chief Executive Officer, Chief Financial Officer and all professionals serving in a finance, accounting, tax or investor relations role. Heritage Oaks Bancorp expects all of its employees to act in accordance with the highest standards of personal and professional integrity in all aspects of their activities, to comply with all applicable laws, rules and regulations, to deter wrong doing and abide by the Heritage Oaks Bancorp Code of Conduct and other policies and procedures adopted by Heritage Oaks Bancorp that govern the conduct of its employees. This Code of Ethics is intended to supplement the Heritage Oaks Bancorp Code of Conduct. This Code of Ethics is published on the Corporate Governance section of our website at www.heritageoaksbancorp.com.   Any change to the Code of Ethics (other than technical, administrative and other non-substantive changes) will be posted on the Company’s website or reported on a Form 8-K filed with the Securities and Exchange Commission.

Committees of the Board of Directors
Among other committees, the Company has an Audit, Executive, Nominating and Corporate Governance, and Compensation and Organization committees.  The following describes for each of these four (4) committees its current membership, the number of meetings held during 2009, and its function.

Audit. Directors Campbell (Chairman), Dewar, Fugate, Lacey, O’Hare and Simas

This Committee met seven (7) times in 2009. Pursuant to its charter, the Audit Committee is a standing committee appointed annually by the Board of Directors.  The Committee assists the Board in fulfilling its responsibility to the shareholders and depositors relating to the quality and integrity of the Company’s accounting systems, internal controls and financial-reporting processes, the identification and assessment of business risks and the adequacy of overall control environment within the Company.  In so doing, they have and will continue to:

•	Subject to shareholder ratification, appoint the Company’s independent accountants for the annual audit;

•	Pre-approve all audit or permitted non-audit services performed by the independent accountants;

•	Review recommendations and reports submitted by the regulatory agencies, the independent accountants, management, and the internal auditor;

•	Routinely report to the Board, the Committee’s activities and all matters of significance, making recommendations for change as deemed advisable;

•
Establish and maintain contact with the independent accountants and the internal auditor to satisfy themselves that audit coverage is adequate, appropriate programs are maintained, and activities are executed properly;

•	Discuss directly with management any issues of concern or interest to the Committee; and

•	Employ such resources in the performance of their duties, including access to separate legal counsel and external consultants, as the Committee deems necessary.

Our Board has determined that Daniel J. O’Hare, an independent director, is an “Audit Committee Financial Expert,” as defined by the Securities and Exchange Commission.

The Board has adopted an Audit Committee Charter, a copy of which is published on the Corporate Governance section of the Company’s website at www.heritageoaksbancorp.com.  A copy of the Audit Committee’s Report for the year-ended December 31, 2009 is attached as Appendix “A.”

Executive.  Directors Morris, (Chairman) Campbell, Fugate, and Ward.

This Committee met one (1) time in 2009. This committee is empowered to meet and make any and all decisions on behalf of the entire Board of the Company between board meetings, except as restricted by law.

Nominating and Governance.  Directors Fugate, (Chairman), Lacey, Miller and Morris.

           This committee met two (2) times in 2009. Our Board has adopted a Nominating and Governance Committee charter, a copy of which is published on the Corporate Governance section of the Company’s website at www.heritageoaksbancorp.com.

The committee:

•	Reviews information assembled for the purpose of selecting candidates for nomination to membership on the Board;

•	Reviews the development and performs an annual review of the Company’s Corporate Governance Guidelines;

•	Oversees the annual self-evaluations of the Board and its committees and makes recommendations to the Board concerning the structure and membership of the other Board committees.

Compensation and Organization Committee.  Directors Simas (Chairman), Behrman, Fugate, Lacey, Morris, Pfau and O’Hare.  The committee met eight (8) times in 2009.

Our Board has adopted a Compensation and Organization Committee charter, a copy of which is published on the Corporate Governance section of the Company’s website at www.heritageoaksbancorp.com.  For a detailed description of the Compensation and Organization Committee’s processes and procedures for the consideration and determination of executive and director compensation, see “Compensation Discussion and Analysis” herein.  In general the Committee:

•	Establishes proper compensation for the President and the other executive officers of the Bank;

•	Provides oversight of management’s decisions regarding salary procedure for other senior officers and employees; and

•	Makes recommendations to the Board with respect to incentive compensation and equity-based plans.

•	Reviews director compensation and benefits.

PROPOSALS REQUIRING YOUR VOTE

ITEM 1. ELECTION OF DIRECTORS OF THE COMPANY
The Board of Directors unanimously recommends a vote FOR the election of these nominees as Directors.

The number of directors authorized for election at the Meeting is eleven (11).  The Nominating and Corporate Governance Committee has nominated the eleven (11) incumbent directors to serve as the Company's directors. Each director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

All proxies will be voted for the election of the eleven (11) nominees listed below recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

Board of Directors
           The following discussion sets forth information as of March 1, 2010, concerning its current Directors and Executive Officers. The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date; result in a change in control of the Company. The Board of Directors has determined that each director listed below, other than Mr. Ward, is “independent” as defined in Rule 4200(a)(15) of the listing standards for the companies quoted on the NASDAQ Stock Market.  There is no family relationship between any of the directors or executive officers.

Qualifications of Directors
Each of these directors brings a unique perspective and set of qualifications to the Board. Many are natives of the Central Coast and are connected to the local community and the Bank’s market area through their professional pursuits and civic involvement. The Company’s directors have attended many educational programs sponsored by varies bankers associations, as well as recurring training sessions with accountants, attorneys and others in order to keep them current and informed on key banking issues and strategies. At no time during the last ten years has any of the following directors been involved in any material legal proceedings.

Michael J. Morris, 64, joined the Company and the Bank as a director in January of 2001 and currently serves as the Chairman of the Company and the Bank since May 24, 2007. He serves as an Attorney and Chairman of the Board of the law firm of Andre, Morris & Buttery. He has served as a member and chairman of various non-profit boards of directors. He has practiced law in California for over 35 years, during which he has represented a broad array of corporate and municipal clients.  The inclusion of Mr. Morris as a director provides the Board of Directors with a unique understanding of a broad range of legal and regulatory matters in its oversight of the Company. Furthermore, his extensive knowledge of local markets and the communities served by the Company gives him unique insights into the Company’s lending challenges and opportunities.

Donald Campbell, 68, joined the Company and Bank as a founding member in 1994 and 1983, respectively, as Vice Chairman of the Board of Directors of the Company. He served many years as the owner of a local real estate office and currently owns El Pomar Vineyard Service, which specializes in agricultural appraisals and vineyard management. He has been involved with the Company for over 27 years and holds strong connections in the Community. Over the years, Mr. Campbell has attended numerous seminars and workshops were he has obtained several certifications from banking educators. His leadership abilities and long connection to the local community enhances his ability to serve on the board of directors.

Michael J. Behrman, 51, was a founding director and Chairman of the Board of Business First National Bank from 2001 to 2007. Dr. Behrman joined the Company and Bank as a director, during the Company's acquisition of Business First National Bank in October 2007. Dr. Behrman is an orthopedic surgeon specializing in hand and upper extremity disorders. He founded Associated Hand Surgeons and has offices in Santa Barbara and Solvang. For over 20 years he has served various positions such as Vice Chairman, Department of Orthopedics, at Santa Barbara's Cottage Hospital and Chairman Department of Orthopedics, at St. Francis Medical Center in Santa Barbara. He has an extensive knowledge of and a connection to the medical community which, enhances this market for the Company.

Kenneth Dewar, 51, joined the Company and the Bank, as Director in August of 1998. He’s been as a business owner for over 25 years. Serving as President, J.B. Dewar, Inc. he has a wealth of knowledge and experience in running a small business and brings that valuable knowledge and experience to the Board.  He has worked with several nonprofits and community organizations throughout the Central Coast. His leadership experience, extensive knowledge of the petroleum industry and corporate management enhance his ability to contribute to the company as a director.

Mark C. Fugate, 48, joined the Company and the Bank, as a director in November of 2003, after the acquisition of Hacienda Bank.  Since 1989 he’s been in business as a commercial real estate broker, developer and investor, asset manager and farmer, with real property holdings in coastal California, the San Joaquin Valley, and the greater Phoenix area. Mr. Fugate currently serves as Real Estate Broker and co-owner of Charter Brokerage Company. Among his many attributes, is his vast knowledge in running a small business, investing and managing commercial real estate. In addition, he has served and continues to serve on the boards of several nonprofits and community organizations including the Santa Maria Valley Chamber of Commerce. His leadership abilities and long connection to the local community enhance his ability to serve on the board of directors.

Dee Lacey, 67, has served as a Director of the Company and of the Bank since January 23, 1997. Ms. Lacey currently appointed by the Secretary of Agriculture, she has represented the California Beef Producers on a National level. She has served as a community college Board of Trustees for over 4 years and has been a local school board trustee over 20 years. Ms. Lacey is well known in the community and has received numerous awards honoring her service to education, agriculture, libraries and museums which provides a valuable perspective as a director.

Merle F. Miller, 74, joined the Company as a one of the founding Directors in 1994, and 1985, respectively. He has owned and managed a large ranch and farming operation for over 40 years. His extensive experience in ranch and farming activities, along with his long term ties to our local community, provide him with a valuable understanding of the key markets we serve.

Daniel J. O’Hare, 46, joined the Company and the Bank, as Director in November of 2004. Since 1999, he has served as President and Managing Director of GBP&B Tax and Business Advisors. He has worked as a public accountant for over 23 years. His professional background during the last two decades includes significant experience in management and leadership, manufacturing, construction, real estate development, banking, health care, hospitality industry and agriculture. He also has extensive training and knowledge of GAAP. His extensive financial experience contributes to the Company as a director.

Michael E. Pfau, 56, was a founding director for Business First National Bank in 2001. With the acquisition of Business First Bank by the Company, he was appointed to the board in October 2007. Mr. Pfau is the founding partner of the law firm Reicker, Pfau, Pyle & McRoy LLP, in Santa Barbara. He has served as a member and chairman of various non-profits. His experience and extensive legal experience enhance his ability to contribute to the company as a director.

Alexander F. Simas, 59, was appointed to the Hacienda Bank Board in August 1998. With the acquisition of Hacienda Bank in October of 2003, he was appointed to the Company and Bank board in November of 2003. Mr. Simas practices law and is a senior shareholder in the attorney firm of Kirk & Simas. He has worked as an attorney for more than 30 years on small and large business transactions. Many of his cases focus on compensation issues which brings specialized knowledge and experience to the board.

Lawrence P. Ward, 58, joined the Company as Director, President and Chief Executive Officer of the Company 1993. Prior to joining the Company he led the Bank of Evergreen, Evergreen, Colorado, as President and CEO. He brings to the board an intimate understanding of our business and organization, as well as substantial leadership abilities, banking industry expertise, and management experience. In addition, his experience with various local nonprofit organizations provides him with a valuable understanding of our community.

None of the Company's or the Bank's Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose Common Stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Current Executive Officers
           The following summary sets forth the age, position and a brief account of the business experience during the past ten years of those current executive officers of the Company who are not also directors of the Company.

Margaret A. Torres, 59, joined the Company in February of 1999, as Executive Vice President, Chief Financial Officer of the Company and the Bank. Prior to joining the bank, she was Executive Vice President and Chief Financial Officer of Antelope Valley Bank for 8 years. Ms. Torres oversees all the financial aspects of the Company, including, the Finance/Accounting Department.

Ronald Oliveira, 54, joined the Company and the Bank, in August of 2009 as Executive Vice President, Chief Operating and Chief Credit Officer. Prior to joining the Company, he held various positions with Rabobank beginning in 2007. Mr. Oliveira held the position of Chairman for Equipoint Financial Services for 6 years. Mr. Oliveira oversees operations, lending, mortgage origination and sales, and branch network operations.

Joanne Funari, 50, joined the Company as President, Business First Bank in 2007. Prior to joining the Company, she held the position of Executive Vice President, Chief Credit Officer of Business First for five years and President beginning in October, 2005. As a founding member of Business First Bank, has more than 27 years of experience in all facets of banking, including lending, marketing, sales administration and management. As President, Ms Funari is responsible for the Lending, Credit Administration, Operations, Business Development and Marketing divisions of the bank.

Paul Tognazzini, 60, has worked for the Company and the Bank for over 20 years in an Executive Vice President capacity. He currently serves as Executive Vice President, Commercial Relationship Manager.

Mark W. Stasinis, 59, joined the Company and the Bank in 1996 serving positions such as Senior Vice President, Lending Officer, Executive Vice President, Southern Regional Manager and currently holds the position of Executive Vice President, Group Lending Manager.

Joni Watson, 55, joined the Company and the Bank as Executive Vice President, Human Resources Officer in June 2006.Prior to joining the bank, she held the positions of VP, Human Resources Manager III, Wells Fargo & Company for five years. She holds over 20 years of experience and specialized skills. She oversees the overall management of the Bank’s Human Relations Department.

William R. Raver, 55, has served as General Counsel of the Company and the Bank since July 2008 and was promoted to Executive Vice President in February of 2009.  Previous to his appointment as General Counsel, Mr. Raver served   in the capacity of Compliance Officer beginning in 2004. Prior to joining the Company, he worked as a private practice attorney for over 23 years.  He oversees Legal, Compliance, Regulatory and Corporate Governance, as well as Risk Management issues.

COMPENSATION OF DIRECTORS
The following table summarizes compensation paid to the Company’s non-officer directors for services during 2009, including services as directors of the Bank.  No outside director received perquisites or other personal benefits with a total value exceeding $10,000 during 2009.
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
	(1)(1a)	(2)	(3)	(4)	(5)	(6)	(7)
Michael J. Morris	$80,250	$0	$6,290	$0	$0	$0	$86,540
Donald Campbell	$31,600	$0	$6,290	$0	$0	$0	$37,890
Michael J. Behrman	$27,600	$0	$6,290	$0	$0	$0	$33,890
Kenneth Dewar	$28,000	$0	$6,290	$0	$0	$0	$34,290
Mark C. Fugate	$28,800	$0	$6,290	$0	$0	$0	$35,090
Dee Lacey	$29,200	$0	$6,290	$0	$0	$0	$35,490
Merle F. Miller	$31,200	$0	$6,290	$0	$0	$0	$37,490
Daniel J. O’Hare	$32,796	$0	$6,290	$0	$0	$0	$39,086
Michael E. Pfau	$26,400	$0	$6,290	$0	$0	$0	$32,690
Alexander F. Simas	$32,800	$0	$6,290	$0	$0	$0	$39,090
Lawrence P. Ward	$0	$0	$0	$0	$0	$0	$0
(1)
The following fees apply to directors’ of the Company. The chairman of the board of directors receives an annual retainer of $4,500. Effective, November 1, 2009, due to the need for increased regulatory oversight, the chairman of the board receives $84,000 per year, in total, for all meetings including committee and board meetings. All other non-employee directors receive an annual retainer of $1,000. All other members of the board received $100 for each regular meeting. The chairman of the Audit Committee and the chairman of the Compensation Committee receive $300 for each regular committee meeting and all other committee members received $100 for each regular committee meeting. The total amount of fees paid to directors as retainers and for attendance at Board and committee meetings during 2009 was $49,750.  The Company retains Andre, Morris and Buttery for legal services. Total amount paid during 2009 was $3,720.  Chairman Morris is the chairman of the board of the law firm Andre, Morris and Buttery.

(1a)
The following fees apply to the directors’ of the Bank. Directors’ fees are paid by Heritage Oaks Bank. The chairman of the board of directors is paid an annual fee of $30,000 per year. Effective, November 1, 2009, due to the need for increased regulatory oversight, the chairman of the board receives $156,000 per year, in total, for all meetings including committee and board meetings. All other non-employee directors receive an annual retainer of $15,000. Chairman Morris was underpaid $12,200 during 2008 but was made whole in 2009. This amount is reflected in his total. The chairman of each committee receives $300 for each regular committee meeting during 2009. All other non-employee directors received $100 for each regular committee meeting during the year. All other members of the board received $750 for each regular meeting.  The total amount of fees paid to directors as retainers and for attendance at board and committee meetings during 2009 was $298,896.

(2)	There were no stock awards granted to directors during the 2009 fiscal year.

(3)
Amount shown reflects grant date fair value for unvested options pursuant to FAS ASC Topic 718 for 2009 fiscal year including options granted February 2, 2009 to Directors Morris, Campbell, Behrman, Dewar, Fugate, Lacey, Miller, O’Hare, Pfau and Simas of 2,500 shares of stock options at $4.50 per share, vesting 33.3333% a year for three years, expiring ten years from grant date pursuant to the Company’s 2005 Equity Compensation Plan.

(4)	There was no incentive “plan” in place for 2009.

(5)	There were no pension plans or nonqualified deferred compensation plans in place for directors during the 2009 fiscal year.

(6)	There we no “other compensation” paid during the 2009 fiscal year.

EXECUTIVE COMPENSATION

Report of the Compensation and Organization Committee
The compensation committee certifies that:

(1) It has reviewed with senior risk officers the senior executive officer (SEO) compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Heritage Oaks Bancorp (the “Company”);

(2) It has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

(3) It has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

(4) It has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management.

Based on its review and discussions described above, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement, as well as in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, through its incorporation by reference from this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors:
Alexander F. Simas (Chairman)
Michael J. Behrman
Mark C. Fugate
Dee Lacey
Michael J. Morris
Daniel J. O’Hare
Michael E. Pfau

Compensation Discussion and Analysis

           Introductory Note
           The executive compensation limitations under the Emergency Economic Stabilization Act of 2008 (“EESA”) and American Reinvestment and Recovery Act of 2009 (“ARRA”) that are discussed below to apply to the Company since the recent closing of our transaction with the United States Treasury Department under the Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”) have added further background for the Committee’s annual review of executive compensation for the upcoming year.

           The executive compensation discussed in this Compensation Discussion and Analysis (CD&A) covers the 2009 year, and is a look backward at compensation decisions made, in some cases, over a year ago and long before the Company became a participant in the TARP CPP.  The Committee urges our shareholders to remember that fact when reviewing this proxy statement, and to understand that compensation decisions made for 2010 are being made in a new context.  Our 2010 compensation decisions will reflect the EESA and ARRA limitations and will take into account current market realities, the performance of the Company and the added responsibility of receiving public funds through our preferred stock sale to Treasury.

Overview
The Company seeks to utilize compensation programs designed to align named executive officer (“NEO”) compensation with shareholder value by linking compensation with performance, taking into account competitive compensation levels in similar banks and in the markets where the Company competes for talent in general.  The purpose is to encourage and reward NEO’s for achieving and maintaining above peer performance levels.  Three main forms of compensation may be utilized to achieve the Company’s goals:  (1) annual salary; (2) annual bonus; and (3) long-term equity awards.

The Company’s compensation program is intended to meet three principle objectives: 1) to be an employer of choice, 2) to align pay with performance, and 3) to have flexibility in compensation in order to attract qualified individuals.   To meet these objectives the Bank views compensation as one key to being an employer of choice in its markets, with the ability to attract and retain key employees critical to its long-term success. The Company provides a competitive salary combined with incentive opportunities and benefits that provide above-market total compensation for outstanding bank and individual performance. Salary ranges and individual compensation decisions take into account local competitive pressure and changing conditions.  Furthermore, the targeted competitive position may vary depending on the type and level of position, recognizing the difference in recruiting conditions and relative importance of various qualifications.

These objectives help guide the Compensation and Organization Committee (referred to in this Compensation Discussion and Analysis as the “Committee”) and management in assessing the proper allocation between base salary, annual bonus and long-term equity awards for particular employees.  Other considerations include business objectives and fiduciary and corporate responsibilities including affordability.

In their compensation analysis, the Committee will review survey information as well as proxy information from a group of publicly traded banks.  The peer group is selected based upon asset size, geographic location and performance.  A sample list of peer banks included the following banks: Bridge Capital Holdings, Bank of Commerce, Central Valley Community Bancorp, Community Valley Bancorp, Community West Bancshares, First Regional Bancorp, Pacific Premier Bancorp, Sierra Bancorp and Plumas Bancorp.

The Committee reviews the scope of responsibilities and experience of senior executive officers and balances them against competitive salary levels approximately every other year.  On an annual basis the Committee reviews the base salary, bonus and other compensation elements of the CEO.  The Committee has the opportunity to meet with the CEO at various times during the year, which allows the Committee to form its own assessment of the individual’s performance.  In addition, the CEO conducts an evaluation annually of each Executive Vice President (EVP), which includes a review of their contributions and performance over the past year then recommends an appropriate salary and compensation package.

Emergency Economic Stabilization Act of 2008 and American Recovery and Reinvestment Act of 2009
           On March 20, 2009, the Company sold a series of its preferred stock and warrants to purchase Common Stock to the U.S. Department of Treasury under the TARP CPP created under the EESA. As a result of this transaction, the Company became subject to certain executive compensation requirements under TARP CPP, the EESA, and Treasury Department regulations. Those requirements apply to the Company’s Named Executive Officers as well as other Senior Executive Officers of the Company (collective, the “SEO’s”). On February 17, 2009, the President of the United States signed into law the ARRA. The ARRA contains expansive new restrictions on executive compensation for participants in the TARP CPP. The ARRA amends the executive compensation and corporate governance provisions of EESA.  Current requirements are:

•	A prohibition on providing incentive compensation arrangements that encourage SEO’s to take unnecessary and excessive risks

•
The Committee must review SEO incentive compensation arrangements with senior risk officers to ensure that SEOs are not encouraged to take such risks and must meet every six months with senior risk officers to discuss and review the relationship between risk management policies and practices and the SEO incentive compensation arrangements

•
Recovery of any bonus or incentive compensation paid to an SEO where the payment was later found to have been based on statements of earnings, gains, or other criteria which prove to be materially inaccurate

•	Limits on the amounts that can be paid under change in control and similar agreements which provide payments upon separation of service

•	Limits on the Company’s tax deduction for compensation paid to any SEO of $500,000 annually

•	Limits on the incentive compensation paid to the Company’s CEO.

•
Prohibition on any payment to any SEO or any of the next five most highly-compensated employees upon termination of employment for any reason for as long as any TARP CPP obligations remain outstanding.

•
Recovery of any bonus or other incentive payment made on the basis of materially inaccurate financial or other performance criteria that's paid to the next 20 most highly compensated employees in addition to the senior executive officers.

•	Prohibition on compensation plans that “encourage” earnings manipulation

•
A requirement that the CEO and CFO provide a written certification of compliance with the executive compensation restrictions in ARRA in the Company’s annual filings with the SEC and certain certifications from the Compensation Committee.

•	Implementation of a company-wide policy regarding excessive or luxury expenditures

•
The U.S. Department of the Treasury will review bonuses, retention awards, and other compensation paid to the senior executive officers and the next 20 most highly-compensated employees of each company receiving TARP CPP assistance before ARRA was enacted, and to “seek to negotiate” with the TARP CPP recipient and affected employees for reimbursement if it finds any such payments were inconsistent with the TARP CPP or otherwise in conflict with the public interest

Actions by Compensation Committee to Comply with EESA and ARRA
The recent changes to the executive compensation limitations imposed by ARRA are broad. An interim final rule on the executive compensation limits was issued in June, 2009, and amended in December 2009. The Committee considered these new limits on executive compensation and modified the Company’s executive compensation program as needed. The Company will fully comply with the relevant limitations on executive compensation.

Compensation Elements
There are six major elements that comprise the Company’s compensation program (1) Base Salary, (2) Annual cash bonus opportunities, (3) Equity awards, (4) Retirement benefits provided under a 401(k) plan, an Employee Stock Ownership Plan and Salary Continuation Plans, (5) Executive perquisites and generally available benefit programs and (6) Sales  Commission. The compensation mix is effective in helping the Bank achieve the objectives of the compensation program.  Base salary and cash bonuses help to attract and retain talent and align executive and shareholder goals in a competitive marketplace; equity awards provide bank ownership that helps to drive long-term performance and talent retention; retirement benefits that help employees prepare for retirement provide a competitive benefit that helps attract and retain talent; executive perquisites cover expenses related to the job as well as provide income protection for situations like illness, disability, change in control; and sales commission provides a focus on transactional sales relationship activities that generate loan and deposit volume.

Base salary provides our NEO’s pay for core responsibilities and pay levels consider the scope of responsibilities, complexity of the job, and impact the job has on the organization.  Base salary, is targeted on average, at the 50th to 60th percentile of peer.

Annual cash bonuses incentivize performance by rewarding achievement of annual performance goals.  Annual cash bonuses reward for individual performance that contributes to the Bank’s performance.   The Annual Cash Incentive Plan includes the following design elements:  employee must be in good standing, achievement of overall bank-wide financial goals are required at a minimum as well as the achievement of strategic department and individual goals.  The Committee sets the bonus formula that is used to determine bonuses, if any, under the Annual Cash Incentive Plan as well as the President’s goals related to financial performance and certain strategic goals.  Mr. Ward’s historic bonus potential has ranged from zero to 90% of his annual base salary.  Mr. Ward will not be eligible for a cash bonus while the Company remains subject to the executive compensation limitations of the TARP CPP.  For the other NEO’s, Mr. Ward will set goals related to financial performance and strategic organization and department goals.  Each of the NEO’s bonus potential will range from zero to a maximum of 60% of annual base salary.

Equity Awards.  On May 26, 2005, the shareholders of the company adopted the 2005 Equity Plan pursuant to which the Compensation Committee may award selected officers and other Company or Company subsidiary employees restricted shares of the Company’s Common Stock.  Awards allowed in this plan may include any Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Share Awards, or any combination thereof.   Limited awards were made in 2009, which are reflected for the NEO’s and directors in the tables herein.

A discretionary long-term bonus equity plan was developed and approved by the Committee in 2007 for future implementation when it is determined to be appropriate.  The 2005 Equity Plan provides the guidelines for equity awards.  Typically, stock options will be used to address the need for long-term bonus plan and will vest over a 3 year period.  The Committee may review any type of performance criteria, market comparison, and extraordinary events to determine if an equity award will be offered.

Retirement Benefits under the 401(k) Plan, Executive Perquisites and Generally Available Benefit Programs.  The Company offers a variety of health and welfare and retirement programs to all eligible employees.  The NEO’s are generally eligible for the same benefit program on the same basis as all employees.

The health and welfare program benefits are intended to protect employees against catastrophic loss and encourage wellness.  The health and welfare programs include medical, pharmacy, dental, vision, life insurance, long and short term disability, and accidental death and disability.   All employees receive an insurance subsidy, based on length of service and job level, they can apply towards their insurance premiums.  Mr. Ward’s entire insurance costs are paid for by the bank which exceeded the regular insurance subsidy.  EVP's are eligible for the maximum subsidy regardless of length of service. Funari, Stasinis, and Tognazzini received the same benefit allowed for all employees. Based on the criteria for all employees, Torres and Oliveira received $145 and $840, respectively, in excess of the same benefit allowed for all employees.

The Bank maintains a tax-qualified 401(k) Plan, which provides for broad-based employee participation.  Under the 401(k) Plan, all Bank employees are eligible to receive matching contributions from the Bank that are subject to vesting over time.  The Bank’s matching contribution on the 401(k) Plan for year 2009 matched 25% up to 15% of the employee’s salary.

Employee Stock Ownership Plan. The Company sponsors an employee stock ownership plan that covers all employees who have completed 12 consecutive months of service, are over 21 years of age and work a minimum of 1,000 hours per year.  The Heritage Oaks Bancorp Employee Stock Ownership Plan (ESOP) became effective January 1, 1997.  The ESOP is a way of enabling employees to share in the Bank’s growth while accumulating retirement assets.  The amount of the annual contribution to the ESOP is at the discretion of the Board of Directors.  This is a non-contributory plan for employees. The contributions made to this plan were approximately $0 in 2009, $328k in 2008, and $200k in 2007.

The annual ESOP contribution, per individual, is based on compensation for the year as a percentage of the total compensation of all eligible ESOP participants, up to a maximum of $210,000 per person.  Participants are 100% vested after 6 years of service.  The entire amount of the vested account will be distributed either in lump sum or annual installment payments as soon as administratively feasible after the end of the Plan Year of participant’s break in service for any reason.

Salary Continuation Plans. Recognizing the importance of building and retaining a competent executive management team, the Board of Directors purchased life insurance policies on the lives of certain key employees, at the level of Senior Vice President and above. The Bank is the sole owner and beneficiary of each policy. In order to define the specific death, disability and post-employment/retirement benefits to be provided, the Bank’s Board of Directors utilized an independent compensation consultant and based on advice received they reviewed and adopted an integrated conditional non-qualified deferred compensation plan. The form of the plan provided has been endorsed by the California Bankers Association, the American Bankers Association, as well as numerous other state banking associations. Under the terms of the plan, differing death, disability and post-employment/retirement benefits are provided to each covered employee. Pursuant to the plan, agreements were entered into between the Bank and each of the key employees. By defining and increasing, over each employee’s term of employment, the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age, each employee has been given what the Board believes to be a reasonable incentive to remain with the Bank until retirement. While several provisions have been included which will serve to reduce the overall amounts payable, the agreements are expected to provide a maximum annual benefit payment of $153,166 to Mr. Ward, $96,000 to Mr. Oliviera and $48,000 to Ms. Torres, Ms. Funari, Mr. Stasinis and was $48,000 for Mr.Tognazzini. Although the annual benefit amount will typically be paid in equal monthly installments over a fifteen (15) year period, a lesser and defined lump sum payment may be required in the event the employee’s employment with the Bank is terminated without cause. In the event of the executive’s death, the Bank is obligated to pay any remaining amounts due under the agreement to the executive’s spouse or designated beneficiary over the remaining payout period.  In the event of a constructive termination following a change in control, in which case the executive is entitled to the annual Normal Retirement Benefit amount, the payment will commence on the first day of the month following separation of service. If, however, the executive’s employment is terminated for cause, the Bank is released from all payment obligations to the key employee.

Commission is a variable pay component for a broad group of employees in sales positions, used to focus sales employees on generating sales volume.   EVP’s Tognazzini and Stasinis who had managed these functions were eligible for commission pay for the business portfolio they managed. Commission pay is set by product type and is a percentage per deposit balance and loan fees generated average that can be changed to create focus on specific products.

Committee Review of Compensation Policies On a regular scheduled basis the Committee reviews and approves salary ranges, Annual Cash Bonus, and Long-Term Equity Plan levels in the Executive Compensation structure.

Change in Control Agreements (CIC) are in place for the CEO (as part of his employment agreement) and NEO’s reporting directly to the CEO.  This benefit provides severance payments to the CEO and NEO’s in the event that their employment is terminated following a change in control.  The Board of Directors determined that the CIC agreements provides retention benefits consistent with the market practices and are necessary to attract and retina highly-qualified executives.

In order to receive benefits under the CIC Agreement, a Change in Control of the Company shall be deemed to have occurred and the executive’s employment is terminated within two years following the consummation of a Change in Control.  The payment for the CEO is equal to twice his total accrued compensation from the Company (including bonus) during the previous twelve months.  The payment for the NEO’s is one times the total accrued compensation from the Company (including bonus) during the previous twelve months. In the event the severance payments that are payable under the CIC together with any other payment which the Executive has the right to receive from the Company would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Internal Revenue code of 1986, as amended, or such similar set of laws (the “Code”), the payments reduced to the largest amount as will result in no portion being subject to excise tax imposed Section 4999 of the Code.  Given the limitations under the TARP CPP, our NEO’s may not receive any of the benefits provided by these agreements for so long as the Company is a TARP CPP participant.

Risk Analysis of Executive Compensation

The Committee believes that the Company’s executive compensation program does not encourage excessive risk or unnecessary risk taking.  The Company’s programs have historically been balanced to focus executives on both short and long-term financial and operational performance.  In 2009, as a result of its participation in CPP and its recent projected financial performance, the Company decided not to grant any short or long-term awards to its executive officers. Therefore, the only compensation the executive officers received in 2009 was base salary. The base salaries are fixed in amount and thus do not encourage risk taking.

In addition, to comply with the standards of the CPP as described above, the Committee must review senior executive officer and employee compensation plans on a semi-annual basis with the Company’s senior risk officers to identify and limit features of any plan that could lead to unnecessary and excessive risk.  The Committee must also review employee compensation plans on a semi-annual basis to identify and eliminate features that could encourage the manipulation of reported earnings. For a further discussion of the results of these reviews, see “Compensation Committee Narrative”.

Compensation Committee Narrative

On March 5, 2010, the Compensation Committee of the Board of Directors reviewed the compensation plans of Senior Executive Officers (SEOs) and compensation plans for all other employees with the Sr. Risk Manager of the Bank. Each plan was reviewed for purposes of identifying any features of the plans that unnecessarily expose the Company to risks.

Senior Executive Officer Plans.  The SEO plans were reviewed for features in incentive type programs that may create incentives for unnecessary risk-taking. Each component of the SEO plan was reviewed.

The features of the Base Salary component are tied to competitive market rates, include controls on the President/CEO rate that require recommendation and approvals by the Compensation Committee as well as a review of pay level recommendations for the remaining Executives. No features were identified that could incent for unnecessary and excessive risk taking.

The Company’s performance recently has meant that the Annual Cash Bonus and Long-Term Equity Plans have not paid benefits in 2008, 2009, and 2010.These plans have been designed to reward executives based on short and long-term performance of the Company, and therefore have no potential at this time for incenting executives to take unnecessary and excessive risks that could threaten the value of the company.

The 2010 Quarterly Chief Operating Officer Bonus Plan was reviewed on March 24, 2010. Mr. Oliveira is the only participant in this plan. The features of this plan include measurable goals that are aligned to the strategic goals of the organization and are closely monitored by internal tracking and reporting processes. The results are also closely monitored through Board processes which will prevent executives from taking unnecessary and excessive risks that could threaten the value of the company.  The Committee required that appropriate clawback language be inserted into the plan.

The Change in Control plans comply with TARP limitations that prohibit payout.

The features of the Salary Continuation Agreements are vesting and accumulation of value for retention purposes. No features were identified that incent or reward employees to make decisions that result in short-term or temporary increases and ultimately may not result in an increase of the long-term value of the Bank.

Employee Compensation Plans.  The Employee compensation plans were reviewed for features that could encourage the manipulation of reporting earnings of the company to enhance the compensation of an employee.

The Base Pay component is tied to external and internal competitive rate structure.  Controls that limit unnecessary risks include management approval of individual changes, a budget review process, a job pricing process, and guidelines for employee’s placement and advancement in the ranges. The Sales Commission component ties commissions to deposit gathering and bank product sales results and is transaction based.  Participants do not have access to the Company systems that would allow them to manipulate reported earnings. Controls are in place to insure that transaction manipulation does not take place.  Total compensation paid as Sales Commissions is approximately 1% of the bank’s compensation expense.

The Mortgage pay structure is production commission based on, and paid out after, loans have completed the underwriting and approval process and are booked. Participants do not have access to manipulate reported earnings. Loans are underwritten and approved by separate staff who are not on a production commission pay structure.

The features of the Salary Continuation Agreements are vesting and accumulation of value for retention purposes. There are no features that incent or reward employees to make decisions that result in short-term or temporary increases and ultimately may not result in an increase of the long-term value of the Bank.

EXECUTIVE COMPENSATION
Summary Compensation Table
Set forth below is the summary compensation paid or accrued during 2007 - 2009 to Lawrence P. Ward, Margaret A. Torres, Ronald Oliveira, Joanne Funari, Paul Tognazzini, and Mark W. Stasinis, are the only named executive officers of the Company or the Bank.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Comensation Earnings ($)	All Other Compensation ($)	Total ($)
		(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)

Lawrence P. Ward	2009	$274,500	$-	$-	$-	$-	$170,246	$18,528	$463,274
President,	2008	$273,570	$-	$-	$-	$-	$159,559	$38,373	$471,502
Chief Executive Officer	2007	$261,885	$137,904	$-	$-	$-	$149,545	$48,852	$598,186

Margaret A. Torres	2009	$176,141	$-	$-	$-	$-	$53,433	$7,795	$237,369
Executive Vice President,	2008	$175,345	$-	$-	$-	$-	$50,079	$21,240	$246,664
Chief Financial Officer	2007	$167,240	$63,665	$-	$-	$-	$51,199	$18,110	$300,214

Ronald Oliveira	2009	$81,699	$50,312	$-	$59,999	$-	$-	$5,840	$197,850
Executive Vice President,	2008	$-	$-	$-	$-	$-	$-	$-	$-
Chief Operating and	2007	$-	$-	$-	$-	$-	$-	$-	$-
Chief Credit Officer

Joanne Funari	2009	$160,813	$-	$-	$-	$-	$16,680	$22,528	$200,021
Executive Vice President,	2008	$160,086	$-	$-	$-	$-	$15,632	$52,930	$228,648
President, Business First	2007	$-	$-	$-	$-	$-	$-	$-	$-

Paul Tognazzini	2009	$136,796	$-	$-	$-	$-	$49,261	$15,291	$201,348
Executive Vice President,	2008	$136,178	$-	$-	$-	$-	$46,168	$37,951	$220,297
Commercial Lending Manager	2007	$129,884	$41,632	$-	$-	$-	$43,271	$50,569	$265,356

Mark W. Stasinis	2009	$135,580	$-	$-	$-	$-	$40,691	$20,743	$197,014
Executive Vice President,	2008	$129,969	$-	$-	$-	$-	$38,186	$54,213	$222,368
Group Lending Manager	2007	$123,864	$39,105	$-	$-	$-	$35,836	$37,968	$236,773

(1)	Amounts shown include cash and non-cash compensation earned and received as well as amounts earned but deferred at the election of those officers under the 401(k) Plan.

(2)	No bonuses were paid in 2008 and 2009 with the exception of a one-time payment in the form of a sign on bonus paid to Ronald E. Oliveira.

(3)	For the awards of stock, the dollar amount represents the amount recognized for financial statement reporting purposes with respect to awards granted in the 2009 fiscal year.

(4)	Amounts shown reflect the fair value of stock options granted for 2009 fiscal year pursuant to FAS ASC Topic 718.

(5)	There was no incentive “plan” in place for 2009.

(6)
Amounts shown include the annual accrual dollar amount applied to the executive’s salary continuation plans.  This rate is determined annually based on the discount rate policy and pursuant to Financial Institutions Letter 16-2004.

(7)	All Other Compensation Footnotes

Amounts shown for Lawrence P. Ward in the 2009 figures includes $1,462 in term life insurance, $6,874 in disability term insurance premiums, $4,715 excess health benefit insurance premiums, $2,046 company provided automobile and $3,431 in 401(k) company matched contributions.

Amounts shown for Lawrence P. Ward in the 2008 figures includes, $50 in commissions, $100 in club dues, $0 in referrals, $7,940 ESOP bank contribution, $9,752 excess health benefit insurance premiums, $1,463 in term life insurance, $6,874 in disability term insurance premiums, $2,165 company provided automobile, $4,432 gross-up on salary continuation accrual, $3,423 in 401(k) company matched contributions, $2,000 in dividends on restricted stock, and $175 in W-2 tax adjustment.

Amounts shown for Margaret A. Torres in the 2009 figures includes  $145 excess health benefit insurance premiums, $7,200 automobile allowance, $50 gift card and $400 in 401(k) company matched contributions.

Amounts shown for Margaret A. Torres in the 2008 figures includes, $0 in commissions, $110 in club dues, $0 in referrals, $7,940 ESOP bank contribution, $1,320 excess health benefit insurance premiums, $7,200 automobile allowance, $1,345 gross-up on salary continuation accrual, $2,400 in 401(k) company matched contributions, $526 in dividends on restricted stock, and $400 in W-2 tax adjustment.

Amounts shown for Ronald Oliveira in the 2009 figures includes $840 excess health benefit insurance premiums and $5,000 automobile allowance.

Amounts shown for Joanne Funari in the 2009 figures includes, $7,930 in club dues, $12,000 automobile allowance and $2,598 in 401(k) company matched contributions.

Amounts shown for Joanne Funari in the 2008 figures includes, $300 in commissions, $8,250 in club dues, $0 in referrals, $0 ESOP bank contribution, $1,320 excess health benefit insurance premiums, $12,192 automobile allowance, $37 gross-up on salary continuation accrual, $2,598 in 401(k) company matched contributions, $0 dividends on restricted stock, and $0 in W-2 tax adjustment. Other Annual Compensation reflects one-time payments in regard to an employment agreement during the acquisition of Business First National Bank of a $25,000 retention bonus and $3,232 in distribution accrued from Business First National Bank 401(k) company matched fund.

Amounts shown for Paul Tognazzini in the 2009 figures includes $3,466 in commissions, $7,200 automobile allowance, $450 under the Bank’s referral program, $50 gift card, and  $4,125 in 401(k) company matched contributions.

Amounts shown for Paul Tognazzini in the 2008 figures includes, $16,028 in commissions, $280 in club dues, $0 in referrals, $7,940 ESOP bank contribution, $0 excess health benefit insurance premiums, $6,800 automobile allowance, $1,077 gross-up on salary continuation accrual, $5,123 in 401(k) company matched contributions, $526 in dividends on restricted stock, and $175 in W-2 tax adjustment.

Amounts shown for Mark W. Stasinis in the 2009 figures includes $750 under the Bank referral program, $2,572 in commissions, $7,200 automobile allowance, $6,096 in club dues and $4,125 in 401(k) company matched contributions.

Amounts shown for Mark W. Stasinis in the 2008 figures includes, $29,020 in commissions, $5,580 in club dues, $100 in referrals, $6,716 ESOP bank contribution, $0 excess health benefit insurance premiums, $7,200 automobile allowance, $541 gross-up on salary continuation accrual, $4,130 in 401(k) company matched contributions, $526 in dividends on restricted stock, and $400 in W-2 employer paid taxes.

GRANTS OF PLAN BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of option Awards	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)
Lawrence P. Ward
President, Chief Executive Officer
Margaret A. Torres
Executive Vice President,
Chief Financial Officer
Ronald Oliveira	8/3/2009								19,417	$6.35	$3.09
Executive Vice President,
Chief Operating and
Chief Credit Officer
Joanne Funari
Executive Vice President,
President, Business First
Paul Tognazzini
Executive Vice President,
Commercial Lending Manager
Mark W. Stasinis
Executive Vice President,
Group Lending Manager

Employment Contracts and Termination of Employment
Employment Contracts and Termination of Employment and Change in Control Arrangements

Employment contracts between the Company or the Bank and their executive officers include one for Lawrence P. Ward, its President and Chief Executive Officer and one for Joanne Funari, President-Santa Barbara Regional Director of Business First, a division of Heritage Oaks Bank.  Mr. Ward’s agreement originated in January 2005 renews annually unless a party gives written notice to the other within certain time periods. The agreement established a base salary in 2005 of $239,200.00 and allows for an increase annually.  As of December, 2009 the base salary is $274,500.00.  There is not a salary increase scheduled for 2010 for Mr. Ward.  The agreement provides for continuation of participation in the Bank’s bonus compensation, 401(k), and executive salary continuation plans. The agreement also provides for payment of life insurance policy premiums and the use of a bank owned automobile. If the agreement were terminated without cause, Mr. Ward would receive severance pay equal to one year’s annual base salary in effect at the date of termination plus one year of insurance payments.  In the event of termination during or after a merger or change of control, Mr. Ward would be entitled to severance pay equal to two year’s base salary in effect at the date of termination, plus an additional amount sufficient to pay for insurance coverage for a period of one year from the termination.  In the event of a change of control where Mr. Ward is offered subsequent employment, Mr. Ward would be entitled to severance pay equal to two (2) years’ annual base salary if he is terminated or resigns for good reason. Events that are considered good reason include, but are not limited to, reduction in title, compensation, demotion, or expanded travel.  The Company’s participation in the TARP CPP prohibits Mr. Ward from receiving any discretionary incentive bonus, severance pay, or change in control benefit provided under his employment agreement.  In June 2009, his employment agreement was amended to reflect these limitations.

Joanne Funari’s agreement established a base salary in 2007 of $155,000.00 and allows for an increase annually.  As of December 31, 2009 the base salary is $160,813.00. There is not a salary increase scheduled for 2010 for Ms. Funari. The agreement provides for continuation of participation in the Bank’s bonus compensation, 401(k), and executive salary continuation plans. The agreement also provides for an automobile allowance of $1,000.00 per month.

If the agreement were terminated during the first two years of the Term for reasons due to Resignation without Good Reason or Termination for Cause, Ms. Funari would receive severance pay, on the first day of the seventh month following termination and the next 11 successive months, a payment equal to fifty percent (50%) of Executive’s monthly base salary plus one twelfth of the amount of the Executive’s bonus paid in the year preceding the termination.  For Termination without Cause or Resignation for Good Reason prior to a Change in Control or Expiration the bank shall pay severance pay, on the first day of the seventh month following termination and the next 11 successive months, a payment equal to the Executive’s monthly base salary plus one twelfth of the amount of the Executive’s bonus paid in the year preceding the termination.   In the event of Resignation Good Reason or is Termination Without Cause within 24 months of a change of control, Ms. Funari would be entitled to severance pay equal to one year’s base salary plus one times the amount of the Executive’s bonus paid from the Bank Performance Based Bonus Plan for the year preceding the Change in Control. In June 2009, Ms. Funari’s agreement was amended to comply with TARP CCP. Given the limitations under the TARP CPP, she may not receive the severance or change in control benefits provided by her agreement for so long as the Company is a TARP CPP participant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
(As of December 31, 2009)
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of unearned Shares, Units or Other Rights That Have Not Vested
	(#) Exercisable	(#) Unexercisable	(#)	($)		(#)	($)	(#)	($)
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
Lawrence P. Ward	34,728	0	0	10.2797	2/20/2014	26,250	$131,250.00	0	0
President, Chief Executive Officer
Margaret A. Torres	17,364	0	0	10.2797	2/20/2014	6,903	$34,515.00	0	0
Executive Vice President,
Chief Financial Officer
Ronald Oliveira	0	19,417	0	6.3500	8/3/2019	0	$0.00	0	0
Executive Vice President,
Chief Operating and
Chief Credit Officer
Joanne Funari	8,229	0	0	12.1524	1/29/2011	0	$0.00	0	0
Executive Vice President,	24,689	0	0	12.1524	10/20/2015
President, Business First
Paul Tognazzini	4,341	0	0	10.2797	2/20/2014	6,903	$34,515.00	0	0
Executive Vice President,
Commercial Relationship Manager
Mark W. Stasinis	11,260	0	0	3.7311	4/15/2010	6,903	$34,515.00	0	0
Executive Vice President,	4,134	0	0	11.6100	11/19/2014
Group Lending Manager

(1)
Options for Ward, Torres, Tognazzini and Stasinis were granted under the 1997 Stock Options plan and become exercisable in accordance with a vesting schedule established at the time of grant of (20%) twenty percent per year for (5) five years. Options for Funari were granted under the 2005 Equity Based Compensation plan and represent fully vested substitute options granted by the Company in accordance with the merger agreement with Business First National Bank.  Options for Oliveira were granted under the 2005 Equity Based Compensation plan and become exercisable in accordance with a vesting schedule established at the time of grant of (33.33%) thirty three and a third percent per year for (3) three years.

(2)	Options expire ten years from date of grant.

(3)
There were no restricted stocks issued to named executives under the 2005 Equity Based Compensation Plan during 2009. The Restricted Stock issued has a 5 year cliff vesting.  In the event of termination of Recipient’s employment with the company or employing subsidiary for any reasons other than Retirement, death or total disability the Recipient shall forfeit to the Company all non-vested restricted shares.  At the discretion of the Committee the forfeiture restrictions shall lapse in the case of a Change in Control.

(4)	Restricted stock market value was determined by using the Company’s closing price at fiscal year-end of $5.00 per share.

OPTION EXERCISES AND STOCK VESTED

There were no stock option exercises or vesting of restricted stock for any of the named executive officers during 2009.

PENSION BENEFITS

		Number of Years of Credited Service	Present Value of Accumulated Benefits	Payments During Last Fiscal Year
Name	Plan Name	(#)	($)	($)
	(1)	(2)	(3)	(4)
Lawrence P. Ward President, Chief Executive Officer	Heritage Oaks Bank Salary Continuation Agreement	See (2)	$1,163 ,724	$0
Margaret A. Torres Executive Vice President, Chief Financial Officer	Heritage Oaks Bank Salary Continuation Agreement	See (2)	$369,658	$0
Ronald Oliveira Executive Vice President, Chief Operating and Chief Lending Officer	Heritage Oaks Bank Salary Continuation Agreement	See (2) (2a)	$0	$0
Joanne Funari Executive Vice President, President, Business First, a division of Heritage Oaks Bank	Heritage Oaks Bank Salary Continuation Agreement	See (2)	$32,312	$0
Paul Tognazzini Executive Vice President, Commercial Relationship Manager	Heritage Oaks Bank Salary Continuation Agreement	See (2)	$353,032	$0
Mark W. Stasinis Executive Vice President, Group Lending Manager	Heritage Oaks Bank Salary Continuation Agreement	See (2)	$178,876	$0

(1)	Heritage Oaks Bank Salary Continuation Agreement

(2)
Number of years of credited service does not apply to the Salary Continuation Agreements.  The benefit begins accruing at the effective date of the agreement and vests 10% per year for up to 10 years.  Vesting percentages for each Executive vary depending on how long each policy has been in effect.  Additional policies were purchased over time to bring Executives up to a certain benefit level.   The following table lists the vesting percentage of each plan.

(2a)	Mr. Oliveira’s agreement was effective January 1, 2010. Therefore, no benefits or vesting has occurred.

Salary Continuation Plan
Vesting Schedule

Participant	Vesting Percentage	Benefit
Ward	90%	$153,166
Torres	90%	$30,000
Torres	80%	$18,000
Oliveira	0%	$96,000
Funari	20%	$48,000
Tognazzini	80%	$30,000
Tognazzini	80%	$18,000
Stasinis	70%	$18,000
Stasinis	50%	$12,000
Stasinis	40%	$18,000

Salary Continuation Plans
This is a Bank Owned Life Insurance Plan that the Board of Directors purchased on the lives of certain key employees. The Bank is the sole owner and beneficiary of each policy. In order to define the specific death, disability and post-employment/retirement benefits to be provided, the Bank’s Board of Directors reviewed and adopted an integrated conditional non-qualified deferred compensation plan provided to the Bank by Clark Consulting. The form of the plan provided has been endorsed by the California Bankers Association, the American Bankers Association, as well as numerous other state banking associations. Under the terms of the plan, differing death, disability and post-employment/retirement benefits are provided to each covered employee. Pursuant to the plan, agreements were entered into between the Bank and each of the key employees. By defining and increasing, over each employee’s term of employment, the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age, each employee has been given what the Board believes to be a reasonable incentive to remain with the Bank until retirement. While several provisions have been included which will serve to reduce the overall amounts payable, the agreements are expected to provide a maximum annual benefit payment of One Hundred and Fifty Three Thousand and One Hundred and Sixty-six Dollars ($153,166) to Mr. Ward, Ninety-six Thousand Dollars ($96,000) for Mr. Oliveira, Forty-eight Thousand Dollars ($48,000) to Ms. Funari, Mr. Tognazzini, Ms. Torres and Mr. Stasinis. Although the annual benefit amount will typically be paid in equal monthly installments over a fifteen (15) year period beginning at a normal retirement date for each Executive, a lesser and defined lump sum payment may be required in the event the employee’s employment with the Bank is terminated without cause.

In the event of the Executive’s early voluntary retirement, the Bank is obligated to payout 100% of the vested accrual balance upon termination.  The vested accrual balances as of December 31, 2009 are: $1,047,352 for Mr. Ward, $320,037 for Ms. Torres, $0 for Mr. Oliveira, $6,462 for Ms. Funari, $282,426 for Mr. Tognazzini, and $77,894 for Mr. Stasinis.  If however, the Executive’s employment is terminated for cause, the Bank is released from all payment obligations to the Executive.

In the event of a change in control, the bank is obligated to begin paying out monthly installments either at the time of the change in control and/or at normal retirement age depending on the agreement.  If the change in control occurred on December 31, 2009 the annual amounts to be paid over a 15 year period are: One Hundred and Fifty Three Thousand and One Hundred and Sixty-six Dollars ($153,166) to Mr. Ward, Ninety-six Thousand Dollars ($96,000) for Mr. Oliveira, Forty-eight Thousand Dollars ($48,000) to Ms. Funari, Mr. Tognazzini, Ms. Torres and Mr. Stasinis.

In the event of the Executive’s disability, the Bank is obligated to pay the annual benefit amount.  The agreements are expected to begin paying out at the Executives normal retirement date and/or when he/she is no longer entitled to receive disability benefits under his/her principal disability insurance policy.  The annual benefit payment under this scenario is as follows:  One Hundred and Fifty Three Thousand and One Hundred and Sixty-six Dollars ($153,166) to Mr. Ward, Ninety-six Thousand Dollars ($96,000) for Mr. Oliveira, Forty-eight Thousand Dollars ($48,000) to Ms. Funari, Mr. Tognazzini, Ms. Torres and Mr. Stasinis.

In the event of the Executive’s death, the Bank is obligated to begin benefit payments to the beneficiary within one month.  Monthly installments are to be paid out over a 15 year period. The annual benefit payment under this scenario for each Executive is as follows: One Hundred and Fifty Three and One Hundred and Sixty-six Dollars ($153,166) to Mr. Ward, Ninety-six Thousand Dollars ($96,000) for Mr. Oliveira, Forty-eight Thousand Dollars ($48,000) to Ms. Funari, Mr. Tognazzini, Ms. Torres and Mr. Stasinis.

To comply with Internal Revenue Code 409-A, Generally, NEO’s are not eligible for benefits until six (6) months after termination of employment.

Stock Performance Graph
The following graph presents the cumulative total return for the Company's Common Stock compared with the S&P 500, a broad market index of the 500 largest stocks traded on the New York Stock Exchange, the Nasdaq Composite Index and the SNL Western Bank Index.  The graph assumes the value of an investment in the Company's Common Stock, the S&P 500, the Nasdaq Composite Index and the SNL Western Bank Index each was $100 on December 31, 2002 and that all dividends were reinvested.  The chart represents the average closing price for the month of December in each of the years presented.
It should be noted that historical performance information is no guarantee of future performance.

	Period Ending
Index	12/31/04	12/31/05	12/31/06	12/31/07	12/31/08	12/31/09
Heritage Oaks Bancorp	100.00	155.23	133.25	99.50	41.90	41.73
NASDAQ Composite	100.00	101.37	111.03	121.92	72.49	104.31
SNL Western Bank	100.00	104.11	117.48	98.12	95.54	87.73

Transactions with Related Persons
Except as set forth in the next paragraph and set forth below under “Indebtedness of Management” there have been no transactions, or series of similar transactions, during 2009, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank were or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any director (or nominee for director) of the Company or the Bank, executive officer of the Company or the Bank, any Stockholder owning of record or beneficially 5% or more of the Company's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

The Bank leases its main Santa Maria office from a group of three individuals and the Fugate Family Limited Partnership.  Each of such lessors has a 25% ownership interest in the building.  Mark C. Fugate, who is a director of the Company and the Bank, has approximately a one-third interest in the Fugate Family Limited Partnership. The Bank paid total rent of $220,542 in 2009 for the office building. The lease extends until 2012 with a rental of $18,378 per month for 2012 and is subject to yearly consumer price index increases.  This lease and the Company’s interest in the Fugate Family Limited Partnership were acquired through the acquisition of Hacienda Bank in 2003. Management believes the terms of this lease are fair and within market standards.

Indebtedness of Management
The Company, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Company's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling stockholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2009 such transactions comprising loans did not involve more than the normal risk of collectability or present other unfavorable features. Loans to executive officers of the Company and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, the regulations of the Federal Deposit Insurance Corporation and the California Financial Code.

Compensation Committee Interlocks and Insider Participation
The members of the Compensation and Organization Committee are Directors Simas, Behrman, Fugate, Lacey, O’Hare, Pfau and Morris.  No member of the Compensation and Organization Committee was a current or former officer or employee of the Company or its subsidiaries during the year or is a former officer of the Company.  See “Transactions with Related Persons” above for disclosure concerning a lease transaction with an entity partially owned by Mr. Fugate.

The Board of Directors unanimously recommends a vote FOR this proposal.

BACKGROUND TO PROPOSALS 2, 3, AND 4

        Over the past eighteen months, our Board of Directors and management have considered a number of alternative strategies to continue to maintain our capital ratios at levels above those required to be considered well-capitalized for regulatory purposes. We undertook this review, in light of the credit quality and loan loss challenges, liquidity pressures, and reported operating losses resulting from the disruptions in the credit and real estate markets and the weakening economy, including in particular the soft regional economic conditions in the Central Coast region of California. During the 2nd quarter of 2008, in an effort to preserve capital we ceased paying cash dividends.  Also during and following this time, management actively sought to enhance capital and liquidity levels, including by undertaking expense reduction initiatives, reducing its risk weighted assets and, in particular, exposure to residential land and construction loans and non-owner occupied term commercial real estate loans, as well as lending primarily to existing qualified borrowers. In March of 2009 we raised $21.0 million of capital through the issuance of Series A Preferred Stock to the United States Treasury’s TARP CPP.

In August of 2009, the Company engaged Sandler O'Neill + Partners, L.P. to act as its financial adviser. Thereafter, with Sandler O'Neill's assistance, the Board and management discussed alternative strategies for enhancing the Company’s capital ratios, including public and private capital raises, and opportunities for potential business combination transactions. The Board instructed management and Sandler O'Neill to comprehensively review these potential strategies. Thereafter, the Board regularly met with management and Sandler O'Neill to receive updates and to discuss strategies. Also during this time, the Company sought legal counsel from its corporate counsel in connection with considering capital raising strategies.

        After consideration of alternatives for increasing capital levels, the Board determined in August 2009 to focus on a potential public capital raise. Accordingly, a registration statement for a public capital raise was filed with the Securities Exchange Commission in November 2009.

Late in September, the Bank underwent its regular safety and soundness examination by the Federal Deposit Insurance Corporation (“FDIC”). Following completion of the examination, it became clear that the Bank was likely to receive some form of formal enforcement action from the FDIC and California Department of Financial Institutions (“DFI”).  Following receipt of the draft of such enforcement action in late December 2009, the board determined that pursuit of a public offering was no longer likely to be successful. The board and management based this conclusion on:

•	the board's and management's objectives for the size and terms of a potential capital raise;
•	conditions in the public trading markets generally and for the Company's cCmmon Stock, and particularly the Company's market capitalization;
•	the relatively limited number of Company common shares authorized and available for issuance in a capital raise; and
•	Sandler O'Neill's views regarding the significant challenges the Company would face in pursuing a public offering.

The board determined to withdraw the registration statement on January 15, 2010, and focus primarily on potential private capital raises.

In February 2010, Sandler O'Neill and FIG Partners LLC were formally engaged as placement agents and directed to contact to potential investors on the Company’s behalf to assess their level of interest in a potential private placement of equity securities. At the outset, the Company and Sandler O'Neill understood that it would be necessary and desirable to identify one or more so-called "key" investors to facilitate due diligence and determination of investment terms and pricing. While undertaking this role, in mid to late February 2010 representatives of Sandler O'Neill and FIG Partners spoke with representatives of Patriot Financial Partners, Castle Creek Capital Partners LP IV, and certain others, each of which expressed an interest in being a “key” investor.

In late February 2010, Sandler O'Neill began to discuss separately with each of the key investors (each of whom had entered into confidentiality agreements with the Company) the potential private placement and how the terms of such an investment could be structured in view of regulatory control requirements, NASDAQ listing standards and necessary shareholder approvals, and each of the key investors conducted due diligence on the Company.

The Company and the potential investors agreed at the outset that the structure of the investment should emphasize common equity, reflecting the increased market and regulatory focus on the Tier 1 common equity ratio. During February and March 2010, discussions continued with a view to refining the terms of an investment and addressing structuring issues. The various potential investors, the Company, and its placement agents understood that, as a result of the proposed size of the private placement and their mutual intent that the investment ultimately be in the form of Tier 1 common equity securities (Common Stock), the approval of the Company’s shareholders would be required. In addition, the Company recognized that in order to incentivize each of the investors to fully fund its investment prior to the receipt of such approval, it would be reasonable for the securities issued to include elements to compensate the investors in the event such approval was not received. Throughout this period, the Company’s senior management, Sandler O'Neill, FIG Partners, and the Company’s corporate counsel updated the board regarding the progress of discussions and the potential terms of the private placement. Discussions between the Company and the individual investors continued and terms for the private placement were finalized.

During this time, the Company also remained in regular contact with representatives of the FDIC and the DFI, the Bank’s primary regulators. The board, senior management, the Company’s outside advisors and the Bank’s primary regulators had discussed the Bank’s capital levels and other matters pertaining to the operations of the Bank, and, as a result of such discussions, the Bank entered into a Stipulation and Consent agreeing to the issuance of the Order dated March 4, 2010. Among the provisions of the Order is a requirement that, during the life of the Order, the Bank maintain a Tier 1 leverage ratio of at least 10% and a total risk-based capital ratio of at least 11.5%.

On March 10, 2010, following approval by the Company’s board, which included consideration of an opinion from D.A. Davidson & Co, that the terms of the March 2010 Private Placement were fair to our common shareholders from a financial point of view, the Company entered into Securities Purchase Agreements with each of the investors, and on March 12, 2010, completed the private placement in which it issued, in exchange for gross aggregate proceeds of $56 million, a total of 52,088 shares of Series B Preferred Stock and 1,189,538 shares of Series C Preferred Stock, convertible into an aggregate of approximately 18.5 million shares of our Common Stock.  In addition, the Company entered into an escrow agreement with Patriot Financial Partners for the purchase of an additional 4,072 shares of Series B Preferred Stock, pending receipt of certain required regulatory approvals for Patriot Financial Partners, for an aggregate purchase price of $4.0 million.   All shares of Series B Preferred Stock are mandatorily convertible into our Common Stock upon, and will not convert into our Common Stock until, receipt of the Shareholder Approvals and, in the case of the Series C Preferred Stock  will only convert upon transfer of the preferred stock to a third party.  If we obtain the Shareholder Approvals within six months of the issuance of the Series B Preferred Stock, no dividends will be owed on the Series B Preferred Stock.  If we do not receive the Shareholder Approvals, cumulative dividends will be owed at a rate of: (i) 10% for the first six months from issuance, (ii) 15% for the second six months, and (20%) thereafter.

In order for the Company to avoid the cost of dividends on the Series B Preferred Stock and to assure favorable Tier 1 capital treatment at the holding company level for the net proceeds received in the private placement, the Company's shareholders must approve Proposal 2, Proposal 3, and Proposal 4. Our board of directors unanimously recommends that our shareholders vote “FOR” the proposals at the Meeting.

PROPOSAL 2

INCREASE IN AUTHORIZED COMMON STOCK

Introduction

On April 8, 2010, subject to approval by the shareholders, the Board of Directors adopted an amendment to Article Four of the Company’s Amended Articles of Incorporation to increase the number of shares of our authorized Common Stock. If approved, the proposed amendment to the Articles of Incorporation would increase the number of shares of our authorized Common Stock from 20 million to 100 million shares.

Reasons for the Proposal

The increase in authorized shares of Common Stock is necessary to enable us to honor our obligations under certain outstanding options and warrants, Series B Preferred Stock and Series C Preferred Stock. As of March 1, 2010, the Company had 7,771,952 shares of Common Stock issued and outstanding and 20 million shares authorized. Assuming shareholder approval of this proposal, we will issue approximately 18,469,538 additional shares of Common Stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock, bringing the total number of outstanding common shares to 26,241,490, which is more shares than we have authorized.

As of March 1, 2010, we have 462,484 shares subject to outstanding options and restricted stock under the Company’s 2005 Equity Compensation Plan (the “Equity Plan”); 0 shares available under our prior 1990 and 1997 stock option plans; and 611,650 shares subject to a Warrant issued to the U.S. Treasury Department. Approval of this proposal is necessary to enable us to issue these additional shares upon the exercise of these outstanding options, warrants, and commitments; and to enable us to grant future options and awards under the Equity Plan.

Management also considers the increase in authorized shares of Common Stock desirable to provide greater flexibility for declaration of stock dividends and for other proper corporate purposes in the future, and to provide maximum flexibility with respect to our ability to augment our capital in the future. If the Board should determine that increasing capital by means of selling additional shares of Common Stock is advisable, any such sale would likely require the availability of authorized but unissued shares of the Common Stock. Shareholder approval would not be required, and it is not anticipated that such approval would be solicited in connection with any such sale. Our Amended Articles of Incorporation do not provide for preemptive rights.

Proposed Amendment to Articles of Incorporation

The first paragraph of the existing provision of our Amended Articles of Incorporation regarding authorized stock currently provides as follows:

“FOURTH. The Corporation shall have authority to issue twenty five million (25,000,000) shares, divided into two classes, as follows: twenty million (20,000,000) shares of Common Stock having no par value per share (“Common Stock”); and five million (5,000,000) shares of preferred stock, no par value per share (“Preferred Stock”).

As amended, this paragraph would read in full as follows:

“FOURTH. The Corporation shall have authority to issue one hundred five million (105,000,000) shares, divided into two classes, as follows: one hundred million (100,000,000) shares of Common Stock having no par value per share (“Common Stock”); and five million (5,000,000) shares of preferred stock, no par value per share (“Preferred Stock”).

Board of Directors’ Recommendation and Required Vote

The affirmative vote of the holders of at least a majority of the outstanding shares of the Company’s Common Stock is necessary to approve this proposal.

The Board of Directors unanimously recommends a vote FOR this proposal.

PROPOSAL 3

CONVERSION OF PREFERRED STOCK

Introduction

On March 12, 2010, we raised $56 million in gross proceeds in a private placement of 52,088 shares of our newly authorized Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock (the “Series B Preferred Stock”) and 1,189,538 shares of Series C Convertible Perpetual Preferred Stock (the “Series C Preferred Stock”) to certain qualified institutional buyers and accredited investors (collectively, the “Investors”) and an escrow agreement was entered into with Patriot Financial Partners, one of the Investors in the private placement, pursuant to which the Company will issue 4,072 shares of Series B Preferred Stock to Patriot Financial Partners for $4,072,000 upon receipt of certain regulatory approvals. Patriot Financial Partners has placed the required funds in escrow.  Patriot Financial Partners will receive the Series B Preferred Shares and the Company will receive the cash upon receipt of certain regulatory approvals by Patriot Financial Partners.  If Patriot Financial Partners does not receive the required regulatory approvals or an overly burdensome condition is imposed, it may elect to purchase shares of Series C Preferred Stock instead.  Accordingly, if Patriot Financial Partners decides to exercise its option of purchasing Series C Preferred Stock, the number of shares of Series B Preferred Stock issued would remain at 52,088 shares and the number of shares of Series C Preferred Stock issued would increase to 2,442,461 shares.

The purpose of this private placement (the “Private Placement”) was to increase our capital for general corporate purposes, including compliance with a Written Agreement entered into between the Company and the Federal Reserve Bank of San Francisco as well as enabling our subsidiary, Heritage Oaks Bank, to meet the capital requirements in its Consent Order with the FDIC and the DFI.  After the capital raise, and contribution of $48 million, the proceeds to Heritage Oaks Bank, we are in initial compliance with the capital ratio requirements referenced in the Consent Order.  Further, the Company intends to evaluate opportunities to expand the franchise.  As such, the proceeds of the capital raise will provide the Company with the capital necessary to seriously consider potential expansion opportunities that are consistent with the Company’s plans for organic growth.

Because our Common Stock is listed on the NASDAQ Capital Market, we are subject to, among others, NASDAQ Listing Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The proposed conversion of the Series B Preferred Stock and Series C Preferred Stock for shares of our Common Stock falls under this NASDAQ rule because, due to the likelihood that the conversion of both the Series B Preferred Stock and Series C Preferred Stock will be seen as one transaction, in  the aggregate, the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock will exceed 20% of both the voting power and number of shares of our Common Stock outstanding before the issuance. In addition, the negotiated price per share of Common Stock on an as-converted basis was below both the book value and market value of our Common Stock.

Consequences of Approval of Proposal 3

Shareholder approval of this proposal will result in the following consequences:

Conversion into Common Stock at the Initial Conversion Price.

Each share of Series B Preferred Stock will be automatically converted into shares of Common Stock on the business day following receipt of shareholder approval of this proposal.  Assuming this approval is obtained at the Annual Meeting, including any necessary adjournment(s) thereof, the conversion will be at the initial conversion price of $3.25 per share. This means that each outstanding share of Series B Preferred Stock will automatically be converted into such number of shares of Common Stock determined by dividing $1,000 (the purchase price per share of the Series B Preferred Stock) by $3.25, or approximately 307.69 shares.

On the business day following the approval by the holders of our Common Stock of the conversion of the Series C Preferred Stock into Common Stock as required by the applicable NASDAQ rules, each share of Series C Preferred Stock will be eligible for conversion into shares of Common Stock if and when the Series C Preferred Stock is transferred to one or more third parties that are not affiliates of the holder. Assuming this approval is obtained at the Annual Meeting, including any necessary adjournment(s) thereof, each shares of Series C Preferred stock will be eligible to be converted into one share of Common Stock.

Elimination of Dividend and Liquidation Rights of Holders.

If shareholder approval is received, all shares of Series B Preferred Stock will be cancelled. As a result, approval of the conversion of Series B Preferred Stock will result in the elimination of the dividend rights and liquidation preference existing in favor of the Series B Preferred Stock. If the shareholder approvals are received within the first six month period, no dividends will be owed or paid on the Series B Preferred Stock.  For more information regarding such dividend rights and liquidation preference, see “Series B Preferred Stock Terms and Provisions” in this proxy statement.

If shareholder approval is received and the Series C Preferred Stock is converted to Common Stock following a transfer to a third party not affiliated with the holder, such shares of Series C Preferred Stock will be cancelled, thereby resulting in the elimination of the liquidation preference existing in favor of such Series C Preferred Stock. For more information regarding such dividend rights and liquidation preference, see “Series C Preferred Stock Terms and Provisions” in this proxy statement.

Rights of Investors. If shareholder approval is received, the rights and privileges associated with the Common Stock issued upon conversion of the Series B Preferred Stock and the Series C Preferred Stock, (assuming conversion) will be identical to the rights and privileges associated with the Common Stock held by our existing common shareholders, including voting rights.

Market Effects. Despite the existence of certain restrictions on transfer, the issuance of shares of our Common Stock upon conversion of the Series B Preferred Stock and the Series C Preferred Stock may impact trading patterns and adversely affect the market price of our Common Stock. If significant quantities of our Common Stock issued upon conversion of the Series B Preferred Stock are sold, or shares of the Series C Preferred Stock are sold (or if it is perceived that they may be sold) into the public market, the trading price of our Common Stock could be materially adversely affected.

Dilution. We will issue, through the conversion of the Series B Preferred Stock, approximately 17,280,000 shares of Common Stock.  The Series C Preferred Stock represents another 1,189,538 shares of Common Stock.  Assuming full conversion of both the Series B Preferred Stock and Series C Preferred Stock combined with the 7,771,952 shares of Common Stock outstanding as of March 1, 2010, we would have 26,241,490 shares of Common Stock issued and outstanding.  As a result, we expect there to be a dilutive effect on both the earnings per share of our Common Stock and the book value per share of our Common Stock. In addition, our existing shareholders will incur substantial dilution to their voting interests and will own a smaller percentage of our outstanding capital stock. For additional information regarding the dilutive effect of the Private Placement, please see the section of this proxy statement captioned “Pro Forma Financial Information.”

Potential Consequences of Failure to Approve This Proposal

Series B Preferred Stock and Series C Preferred Stock Will Remain Outstanding. Unless the shareholder approval is received or unless our shareholders approve a similar proposal at a subsequent meeting, the Series B Preferred Stock and the Series C Preferred Stock will remain outstanding in accordance with their terms.

Continued Dividend Payment on Series B Preferred Stock and Potential Market Effects.  If shareholder approval is not obtained, the shares of Series B Preferred Stock will remain outstanding and, for so long as such shares remain outstanding, we will be required to pay cumulative dividends on the Series B Preferred Stock as follows: (i) ten percent (10%) for a period of six months from the date of issuance, (ii) fifteen percent (15%) for the next six months, and (iii) twenty percent (20%) thereafter.  We are currently restricted in our ability to pay dividends by the terms of our Written Agreement  with the Federal Reserve Bank of San Francisco (the “FRB”), and Heritage Oaks Bank’s ability to pay dividends to us is restricted by the Order issued by the FDIC and the DFI. Accordingly, there is no assurance that we will be able to pay such dividends in the near future. If we are unable to pay such dividends as scheduled, the market perception could have a serious adverse impact on the price of our Common Stock.  Dividends on the Series B Preferred Stock are cumulative.  If the Board of Directors does not authorize and declare a dividend on the Series B Preferred Stock for a dividend period or if the Board of Directors authorizes and declares less than a full dividend in respect of any dividend period, such dividends will accrue and cumulate from the respective date on which the dividend was due (the “Dividend Payment Date”), shall compound on each subsequent Dividend Payment Date and shall be payable semi-annually in arrears on each subsequent Dividend Payment Date.

Additional Shareholder Meetings. We will be required to call additional shareholder meetings and recommend approval of a proposal similar to this proposal at each meeting to the shareholders every six months, if necessary, until such approval is obtained pursuant to the provisions of the Securities Purchase Agreements entered into with each Investor on March 10, 2010 in connection with the Private Placement (the “Securities Purchase Agreements”). We will bear the costs of soliciting the approval of our shareholders in connection with these meetings.

Restriction on Payment of Dividends. For as long as the Series B Preferred Stock remains outstanding, if dividends payable on all outstanding shares of the Series B Preferred Stock have not been declared and paid, or declared and funds set aside therefore, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities, or redeem, purchase or acquire any parity securities, subject to limited exceptions.

Participation in Dividends on Common Stock. So long as any shares of Series B Preferred Stock are outstanding, if we declare any dividends on our Common Stock or make any other distribution to our common shareholders, the holders of the Series B Preferred Stock will be entitled to participate in such distribution on an as-converted basis.  There terms of the Series C Preferred Stock provides that the holders thereof are entitles to the same dividends paid on our Common Stock.  Such dividends are the only dividends payable on the Series C Preferred Stock.

Liquidation Preference. For as long as the Series B Preferred Stock and the Series C Preferred Stock remains outstanding, it will retain a senior liquidation preference over shares of our Common Stock in connection with any liquidation of us and, accordingly, no payments will be made to holders of our Common Stock upon any liquidation of us unless the full liquidation preference on the Series B Preferred Stock and the Series C Preferred Stock is paid.

Series B Preferred Stock Terms and Provisions

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series B Preferred Stock as contained in the Certificate of Determination for the Series B Preferred Stock which has been filed with the Secretary of State of the State of California (the “Series B Certificate of Determination”).  The Series B Certificate of Determination is included as Appendix B attached to this proxy statement and is incorporated herein by reference. Shareholders are urged to carefully read the Series B Certificate of Determination in its entirety.  Although we believe this summary covers the material terms and provisions of the Series B Preferred Stock as contained in the Series B Certificate of Determination, it may not contain all of the information that is important to you.

Authorized Shares, Par Value and Liquidation Preference. We have designated 56,160 shares as Series B Preferred Stock, which have no par value and a liquidation preference of $1,000 per share.  Please note that if Patriot Financial Partners decides to purchase shares of the Series C Preferred Stock instead of the Series B Preferred Stock, as permitted under certain circumstances, the number of shares of Series B Preferred Stock issued will be only the 52,088 shares presently outstanding.

Mandatory Conversion. The Series B Preferred Stock will convert automatically into shares of Common Stock on the business day following the approval by the holders of our Common Stock of the conversion of the Series B Preferred Stock into Common Stock as required by the applicable NASDAQ rules. Assuming shareholder approval of this proposal at the Annual Meeting, the number of shares of Common Stock into which each share of Series B Preferred Stock shall be converted will be determined by dividing the $1,000 per share liquidation preference by the initial conversion price of $3.25 per share or 307.69 shares. If shareholder approval is not obtained and the conversion does not occur, the shares of Series B Preferred Stock will remain outstanding and, for so long as such shares remain outstanding, we will be required to pay cumulative dividends on the Series B Preferred Stock as follows: (i) ten percent (10%) for a period of six months following issuance, (ii) fifteen percent (15%) for the next six months, and (iii) twenty percent (20%) thereafter.  In addition, the conversion price of the Series B Preferred Stock is subject to customary anti-dilution adjustments, including in connection with stock dividends and distributions, stock splits, subdivisions and combinations, distributions of cash, debt or assets and tender offers and exchange offers. If the Shareholder Approvals are not received by September 12, 2010, the conversion price of the Series B Preferred Stock will be reduced by 10%.

Dividends. The Series B Preferred Stock carries cumulative dividends as follows: (i) ten percent (10%) for a period of six months following issuance, (ii) fifteen percent (15%) for the next six months, and (iii) twenty percent (20%) thereafter.  If the shareholder approvals are received within the first six month period, no dividends will be owed or paid on the Series B Preferred Stock.  If all dividends payable on the Series B Preferred Stock have not been declared and paid for an applicable dividend period, the Company shall not declare or pay any dividends on any stock which ranks junior to the Series B Preferred Stock, or redeem, purchase or acquire any stock which ranks pari passu or junior to the Series B Preferred Stock, subject to customary exceptions. If all dividends payable on the Series B Preferred Stock have not been paid in full, any dividend declared on stock which ranks pari passu to the Series B Preferred Stock shall be declared and paid pro rata with respect to the Series B Preferred Stock and such pari passu stock.

Participation in Dividends on Common Stock. So long as any shares of Series B Preferred Stock are outstanding, if we declare any dividends on our Common Stock or make any other distribution to our common shareholders, the holders of the Series B Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

Ranking. The Series B Preferred Stock ranks senior to all of the Company’s Common Stock and the Series C Preferred Stock, pari passu to the Company’s outstanding Series A Preferred Stock, and junior to the Company’s outstanding trust preferred securities. The Series B Preferred Stock will rank pari passu or senior to all future issuances of the Company’s preferred stock.

Voting Rights. Shares of Series B Preferred Stock generally have no voting rights other than as required by law except that the approval of the holders of a majority of the Series B Preferred Stock, voting as a single class, will be required with respect to certain matters, including (i) charter amendments adversely affecting the rights, preferences or privileges of the Series B Preferred Stock and (ii) the creation of any series of senior equity securities. Notwithstanding the foregoing, to the extent that such amendment, alteration or repeal of any provision of the Articles of Corporation or the Series B Certificate of Determination materially and adversely affect the special rights, preferences, privileges or voting powers of the Series B Preferred Stock, any such amendment, alteration or repeal is required to be approved unanimously by the holders of the outstanding shares of Series B Preferred Stock.  For more information on the voting rights associated with the Series B Preferred Stock, please review the Series B Certificate of Determination.

Liquidation. In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series B Preferred Stock shall be entitled to liquidating distributions equal to $1,000 per share plus any declared and unpaid dividends.

Redemption. The Series B Preferred Stock is not redeemable at the Company’s option nor at the option of any holder thereof, at any time.

Anti-dilution Provisions. The conversion price of the Series B Preferred Stock is also subject to anti-dilution adjustments as set forth in the Series B Certificate of Determination.

Preemptive Rights. Holders of the Series B Preferred Stock have no preemptive rights.  However, under the Securities Purchase Agreements, the Investors were granted the right to participate in future offerings of equity securities by the Company for a period of three (3) years and as long as they own 4.9% or more of outstanding shares of Common Stock or securities convertible into Common Stock.  Nonetheless, this is a contractual right that is personal to the Investors and does not attach to the Series B Preferred Stock.

Fundamental Change. If the Company enters into a transaction constituting a consolidation or merger of the Company or similar transaction or any sale or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole (in each case pursuant to which its Common Stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of its Common Stock, then the shareholders of the Series B Preferred Stock shall have the option of either (i) a liquidating distribution that would result from the conversion of the Series B Preferred Stock into Common Stock, into the securities, cash and other property receivable in the transaction by the holder of the number of shares of Common Stock into which such share of Series B Preferred Stock would then be convertible, assuming receipt of any applicable regulatory approval; or (ii) in the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the holders of the Series B Preferred Stock shall likewise be allowed to make such an election.

Series C Preferred Stock Terms and Provisions

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series C Preferred Stock as contained in the Certificate of Determination for the Series C Preferred Stock which has been filed with the Secretary of State of the State of California (the “Series C Certificate of Determination”). The Series C Certificate of Determination is included as Appendix C attached to this proxy statement and is incorporated herein by reference. Shareholders are urged to carefully read the Series C Certificate of Determination in its entirety. Although we believe this summary covers the material terms and provisions of the Series C Preferred Stock as contained in the Series C Certificate of Determination, it may not contain all of the information that is important to you.

Authorized Shares, Par Value and Liquidation Preference. We have designated 2,442,461 shares as Series C Preferred Stock, which have no par value and a liquidation preference of $3.25 per share.  We initially issued 1,189,538 Series C Preferred Shares.  Please note however, that if Patriot Financial Partners decides to purchase shares of the Series C Preferred Stock instead of the 4,072 shares of Series B Preferred Stock that are expected to be purchased upon receipt of required regulatory approvals, the number of shares of Series B Preferred Stock t issued will remain at 52,088 and the number of shares of Series C Preferred Stock to be issued will be increased to 2,442,461.

Eligible for Conversion. The Series C Preferred Stock will be eligible for conversion into shares of Common Stock if and when the Series C Preferred Stock is transferred to a third party who is not an affiliate of the holder and will be deemed converted to shares of Common Stock at the close of business on the date of the transfer if and only if, the holders of our Common Stock approve the conversion of the Series C Preferred Stock into Common Stock as required by the applicable NASDAQ rules. Assuming shareholder approval of this proposal at the Annual Meeting, each share of Series C Preferred Stock will be eligible to be converted into one share of Common Stock. If shareholder approval is not obtained, the shares of Series C Preferred Stock will not be eligible for conversion and will remain outstanding.

Dividends and Other Matters Affecting Common Stock. Each share of Series C Preferred Stock will receive dividends equivalent to any dividends payable on the shares of Common Stock, and also will be treated in equivalent fashion as the Common Stock in the case of any stock dividend, stock split, or combination of stock.

Ranking. The Series C Preferred Stock ranks senior to all of the Company’s Common Stock and junior to the Company’s outstanding Series A Preferred Stock issued, the Series B Preferred Stock, and the Company’s outstanding trust preferred securities. The Series C Preferred Stock will rank junior to all future issuances of the Company’s preferred stock.

Voting Rights. Shares of Series C Preferred Stock generally have no voting rights other than as required by law except that the approval of the holders of a majority of the Series C Preferred Stock, voting as a single class, will be required with respect to certain matters, including charter amendments adversely affecting the rights, preferences or privileges of the Series C Preferred Stock.

Liquidation. In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series C Preferred Stock shall be entitled to liquidating distributions equal to $3.25 per share plus any declared and unpaid dividends.

Redemption. The Series C Preferred Stock is not redeemable at the Company’s option nor at the option of any holder thereof, at any time.

Preemptive Rights. Holders of the Series B Preferred Stock have no preemptive rights. However, under the Securities Purchase Agreements, the Investors were granted the right to participate in future offerings of equity securities by the Company for a period of three (3) years and as long as they own 4.9% or more of outstanding shares of Common Stock or securities convertible into Common Stock.  Nonetheless, this is a contractual right that is personal to the Investors and does not attach to the Series B Preferred Stock.

Fundamental Change. If the Company enters into a transaction constituting a consolidation or merger of the Company or similar transaction or any sale or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole (in each case pursuant to which its Common Stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of its Common Stock, then each share of Series C Preferred Stock will likewise convert  into the securities, cash and other property receivable in the transaction on a like basis, assuming receipt of any applicable regulatory approval.

The Securities Purchase Agreements

The following is a summary of the material terms of the Securities Purchase Agreements and is qualified in its entirety by reference to the form of Securities Purchase Agreement attached as Appendix D to this proxy statement and is incorporated herein by reference. You should read the form of Securities Purchase Agreement in its entirety because it, and not this proxy statement, is the legal document that governs the issuance of the Series B Preferred Stock and Series C Preferred Stock.

Purchase and Sale of Stock. Pursuant to the Securities Purchase Agreements, we agreed to issue and sell 56,160 shares of the Series B Preferred Stock and 1,189,538 shares of Series C Preferred Stock, in the aggregate, to the Investors. An escrow was opened with Patriot Financial Partners through which the Company may issue 4,072 shares of Series B Preferred Stock and Patriot Financial Partners placed $4,072,000.  Patriot Financial Partners will receive the Series B Preferred Shares and the Company will receive the cash upon receipt of certain regulatory approvals by Patriot Financial Partners.  If Patriot Financial Partners does not receive the required regulatory approvals or an overly burdensome condition is imposed, it may elect to purchase shares of Series C Preferred Stock instead.  Accordingly, if Patriot Financial Partners decides to exercise its option of purchasing Series C Preferred Stock, the number of shares of Series B Preferred Stock issued remain 52,088 shares and the number of shares of Series C Preferred Stock issued will increase to 2,442,461 shares. Patriot Financial Partners would also have the option of purchasing no additional Company securities.

Representations and Warranties. We made customary representations and warranties to the Investors relating to us, our business and our capital stock, including with respect to the shares of Series B Preferred Stock and Series C Preferred Stock to be issued to the Investors pursuant to the Securities Purchase Agreement. The representations and warranties in the Securities Purchase Agreements were made for purposes of the Securities Purchase Agreements and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Securities Purchase Agreements, including being qualified by confidential disclosures made for the purposes of allocating contractual risk. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. The representations and warranties and other provisions of the Securities Purchase Agreements should not be read alone, but instead should only be read together with the information provided elsewhere in this document and in the documents incorporated by reference into this document, including the periodic and current reports and statements that we file with the SEC.

Agreement to Seek Shareholder Approval. We agreed to recommend and seek shareholder approval of proposals 2, 3 and 4 at the Meeting and any subsequent shareholder meetings as necessary. In addition, we agreed to prepare and file this proxy statement with the SEC and to cause the proxy statement to be mailed to shareholders within specified timeframes, as well as, subject to the fiduciary duties of the Board of Directors, to use reasonable best efforts to solicit Proxies for the shareholder approval of such proposals.  If such approval is not obtained, we will call additional meetings and recommend approval of this proposal to the shareholders every six months thereafter until such approval is obtained.

Transfer Restrictions. The Series B Preferred Stock and Series C Preferred Stock issued in the Private Placement constitute “restricted securities” under federal securities laws and is accordingly subject to significant restrictions on transfer. The Company committed, pursuant to the Registration Rights Agreement into which it also entered with each Investor, to register the Series B Preferred Stock, the Series C Preferred Stock and the Common Stock to be issued upon conversion of the Series B Preferred Stock and the Series C Preferred Stock, for resale under the Securities Act. See, “The Registration Rights Agreements.”

Other Covenants. We also agreed to a number of customary covenants, including with respect to the reservation and listing on NASDAQ of the Common Stock to be issued upon conversion of the Series B Preferred Stock and Series C Preferred Stock.  Further, we entered into agreements to allow two of the Investors, Castle Creek Capital Partners IV, LP and Patriot Financial Partners (each a “Purchaser” for the purposes of this section), to designate a representative to attend meetings of the Boards of Directors of Heritage Oaks Bank and the Company in the capacity of a nonvoting observer and shall be entitled to such representation as long as the Purchaser beneficially owns in the aggregate 6.0% of the issued and outstanding shares of Common Stock (or shares treated as Common Stock) of the Company or securities convertible into at least 6.0% of the issued and outstanding shares of Common Stock of the Company upon conversion.  Patriot Financial Partners was also given the right to nominate a member of our Board for so long as it holds 4.9% or more of our Common Stock or securities convertible into Common Stock.

Indemnity. We have agreed to customary indemnification provisions for the benefit of each Investor relating to certain losses suffered by each Investor arising from breaches of our representations, warranties and covenants in the Securities Purchase Agreements or relating to certain losses arising from actions, suits or claims relating to the Securities Purchase Agreements or the transactions contemplated thereby.

Expenses. The Investors and the Company will be solely responsible for and bear all of their own expenses, including, without limitation, expenses of legal counsel, accountants and other advisors (including financial intermediaries and advisors), incurred at any time in connection with the transactions contemplated by the Securities Purchase Agreements.

The Registration Rights Agreements

On March 10, 2010, we also entered into Registration Rights Agreements with each Investor pursuant to which we agreed to (i) file a registration statement with the SEC within 30 days of March 12, 2010,(which we did), to register the Series B Preferred Stock, the Series C Preferred Stock and the underlying shares of Common Stock to be issued upon conversion of the Series B Preferred Stock and the Series C Preferred Stock, for resale under the Securities Act; (ii) use commercially reasonable efforts to cause such registration statement to be declared effective within 90 days of closing (or 120 days in the event of an SEC review), subject to specified exceptions; and (iii) continue to take certain steps to maintain effectiveness of the registration statement and facilitate certain other matters. Failure to meet these deadlines and certain other events may result in the Company’s payment to the Investors of liquidated damages in the amount of 0.5% of the purchase price per month. The Company will bear all expenses incident to performing its obligations under the Registration Rights Agreement regardless of whether any securities are sold pursuant to a relevant registration statement, including registration and filing fees, printing expenses, legal fees, and other incidental expenses. The Company shall not be responsible for any underwriting discounts, broker or similar fees or commissions, or legal fees, of any holder. The Registration Rights Agreement also provides for customary reciprocal indemnification provisions relating to certain losses suffered by either party arising from any untrue or alleged untrue statement of a material fact, or material omission, in any relevant registration statement or prospectus. This description of the Registration Rights Agreements is qualified in its entirety by reference to the form of Registration Rights Agreement attached as Appendix E to this proxy statement and incorporated herein by reference.

Board of Directors’ Recommendation and Required Vote

Approval of this proposal requires the affirmative vote of a majority of the shares of the Company’s Common Stock represented and voting at the Annual Meeting with respect to this proposal. The directors and executive officers of the Company, owning or controlling an aggregate 1,714,008 voting shares1 or approximately 22.05 % of the Company’s outstanding Common Stock as of the Record Date, are expected to vote in favor of this proposal. The directors who are also holders of Series B Preferred Stock recognize that they have a personal interest in the approval of this proposal (see “Interests of Certain Persons in the Share Conversion and Other Matters”). However, they strongly believe that the approval of the conversion is in the best interests of the Company and its shareholders for the reasons discussed above.

The Board of Directors unanimously recommends a vote FOR this proposal.

PROPOSAL 4

AMENDMENT OF BYLAWS

Our board of directors has approved an amendment to the Company’s bylaws that would change the range of the size of the board of directors from 7 to 13 directors to 9 to 15 directors.  The change would be made to section 3.2 of the bylaws.  The current size of the board is set at 11 directors.

The board approved the amendment in part because the Private Placement, requires the appointment of an additional board member on the board of directors, which is currently set at 11.  As a result of this added board member, when factoring in the requirement that the Company maintain at least two (2) potential board seats in its range for the number of board of directors to comply with the US Treasury’s TARP CPP, the existing range of 7 to 13 is not adequate.  Moreover, with the current range of 7 to 13, and the board size of 11, the Company may only decrease the size of the board, and may not increase the size.  The board determined that setting a higher range in the bylaws would allow the greatest flexibility in providing for the appropriate size of the board currently and in the future.

In connection with the Private Placement, and as previously disclosed, one investor, Patriot Financial, purchased an overall ownership interest equal to approximately 9.9% of the Company, assuming the full conversion of their Series B Preferred Stock.  Patriot Financial also placed in escrow funds to purchase additional shares of Series B Preferred Stock that would bring its total ownership to approximately 14.4%, assuming the full conversion of their Series B Preferred Stock.  The successful closing of the escrow is subject to receipt of certain regulatory approvals, including a filing to obtain non-control determination submitted to the Board of Governors of the Federal Reserve and a change in control application filed with the DFI, and currently under consideration.

In connection with Patriot Financial’s investment, they sought board representation both on the board of directors of Bank and the Company.  After negotiation and review by the Bank and the Company, it was agreed that both entities would submit a request for approval to the appropriate regulatory agencies of the addition of a principal from Patriot Financial to serve on both boards.  Based on discussions between Patriot Financial and the Bank and Company, it was determined that Mr. James J. Lynch would bring strong credentials and experience to bear on the business of the Bank and Company, and would be a positive addition to the boards of both entities.  Accordingly, requests for approval, or non-objection, to the addition of Mr. Lynch to board of directors of Company and Bank were submitted on March 26, 2010, to the FDIC, DFI, and the Federal Reserve Bank of San Francisco.

The Company, as sole shareholder of the Bank, already has approved a similar amendment to the Bank’s bylaws.  Upon receipt of the required approvals from the Federal Deposit Insurance Corporation and California Department of Financial Institutions, the board of directors of the Bank will increase its size by one member, and appoint Mr. Lynch to fill the newly created opening on the Bank’s board.

If the proposal to amend the Company’s bylaws to increase the range of the board of directors is approved by shareholders at the Meeting, and the Company receives the required approval or non-objection from the Federal Reserve Bank of San Francisco to add Mr. Lynch to its board, the board of directors presently intends to promptly increase the size of its board by one member, and to appoint Mr. Lynch to fill the newly created opening on the board.

The amendment to the bylaws reads as follows:

“3.2           Number and Qualification of Directors.  The authorized number of directors shall not be less than nine (9) nor more than fifteen (15) until changed by a duly adopted amendment to this bylaw adopted by the vote or written consent of a majority of the outstanding shares entitled to vote.  The exact number of directors shall be fixed from time to time, within the limits specified in this Section 3.2 by a bylaw or amendment thereto or by a resolution duly adopted by a vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the board of directors.  The initial number of directors within the foregoing limits is hereby fixed at eleven (11).  Notwithstanding anything in these bylaws to the contrary, for so long as the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Designated Preferred Stock”) is outstanding:  (i) whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods (as defined in the Certificate of Determination for the Designated Preferred Stock) or more, whether or not consecutive, the authorized number of directors shall automatically be increased by two (but shall in no event be increased to a number of directors that is greater than the maximum number of directors set forth in Article III, Section 3.2 of these Bylaws); and (ii) this sentence may not be modified, amended or repealed by the Corporation’s board of directors (or any committee thereof) or without the affirmative vote and approval of (x) the shareholders and (y) the holders of at least a majority of the shares of Designated Preferred Stock outstanding at the time of such vote and approval.”

Board of Directors’ Recommendation and Required Vote.  In order to approve of this proposal, a vote “FOR” this proposal is required of the holders of a majority of the outstanding shares entitled to vote.

The Board of Directors unanimously recommends a vote FOR this proposal.

INTEREST OF CERTAIN PERSONS IN THE SHARE CONVERSION AND OTHER MATTERS

        Subject to the receipt of required regulatory approvals and applicable legal and governance requirements and for so long as such investor has an ownership interest in the Company’s common equity of 4.9%, the Company has agreed to appoint a designated representative of Patriot Financial to our board (and the board of directors of Heritage Oaks Bank). In that connection, Patriot Financial has nominated James J. Lynch as a director; however, his appointments remain subject to receipt of applicable regulatory approvals. Because Mr. Lynch has not yet joined our board, he did not participate as a director in discussions of, or voted with respect to, matters related to the securities purchase agreements that were approved by our board, including our board’s vote recommending approval of the issuance of Common Stock upon conversion of the preferred stock and recommending approval of the amendments to our Articles of Incorporation and Bylaws.

Certain of our directors and executive officers participated in the March 2010 Private Placement and therefore have an interest in the outcomes of Proposals 2, 3, and/or 4. The following directors and executive officers purchased shares of Series B Preferred Stock in the March 2010 Private Placement in the following amounts: Michael Morris 75 shares, Michael Behrman 25 shares; Kenneth Dewar 8 shares; Mark Fugate 28 shares; Dee Lacey 25 shares; Daniel O’Hare 60 shares; Michael Pfau 75 shares; Lawrence P. Ward 19 shares.   The stock ownership of each of the above individuals as of March 1, 2010 is set forth above under “Beneficial Stock Ownership of Principal Shareholders and Management.”  Assuming shareholder approval of Proposals 2, 3, and 4 and the resulting issuances of Common Stock described in those proposals, none of these individuals will have beneficial ownership in excess of 5% of the Company’s outstanding Common Stock.

INCORPORATION BY REFERENCE OF FINANCIAL STATEMENTS AND RELATED INFORMATION

The SEC allows us to "incorporate by reference" into this document other documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this document.

Our Audited Consolidated Financial Statements (including Notes thereto), are incorporated by reference from Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk, for the fiscal year ended December 31, 2009, are incorporated by reference from Items 7 and 7A of our Form 10-K for the fiscal year ended December 31, 2009.

This document incorporates important business and financial information about the Company from other documents that are not included in this document. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this document through our website, www.heritageoaksbancorp.com, and from the SEC at its website, www.sec.gov, or by requesting them in writing from Heritage Oaks Bancorp, 545 Twelfth Street, Paso Robles, California 93446, or by telephone at (805) 369-5200. To receive timely delivery of the documents in advance of the Meeting, you should make your request no later than May 20, 2010.  As a reminder, the information incorporated by reference above also is contained in our Annual Report to Shareholders, which was included in the materials mailed to you with this proxy statement.

PRO FORMA FINANCIAL INFORMATION

Basis of Presentation

        The unaudited pro forma consolidated balance sheet tables and pro forma earnings per share tables presented below have been prepared by management to illustrate the impact of the Company's March 2010 Private Placement. On March 12, 2010, the Company entered into investment agreements with over 20 separate investors pursuant to which the investors acquired in private placements an aggregate of $60.0 million (assuming the closing of the escrow with Patriot Financial Partners) of newly issued preferred stock of the Company, including:

•
A total of 56,160 shares of Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock, no par value ("Series B Preferred Stock") which will automatically convert into an aggregate of 17,280,000 shares of Common Stock at a per common share conversion price of $3.25 (subject to certain adjustments) upon receipt of the Shareholder Approvals;

•
A total of 1,189,538 shares of Series C Convertible Cumulative Perpetual Preferred Stock, no par value ("Series C Preferred Stock") of which each share will automatically convert into one share of Common Stock (subject to certain adjustments) upon receipt of the Shareholder Approvals and the transfer of the Series C Preferred Stock to a third party unaffiliated with the original holder.

      In the event the Shareholder Approvals are not obtained before September 12, 2010, holders of shares of Series B Preferred Stock and Series C Preferred Stock will be entitled to cumulative dividends that will accrue whether or not declared by the Company's board of directors at the rate of:

a.	10% for the first six months following issuance of the Series B Preferred Stock;

b.	15% for the next six month period; and

c.	20% thereafter

      Assuming the closing of the escrow with Patriot Financial Partners, the net proceeds of the investments, after estimated direct expenses of $4.1 million, were $55.9 million of which $5.9 million was retained by the Company and $50.0 million was contributed to the Bank as a capital contribution.

Balance Sheet

     The following tables present the Company's unaudited pro forma consolidated balance sheets adjusted for the pro forma impacts of the capital raise for the period shown. The pro forma consolidated balance sheet as of December 31, 2009 assumes the Company completed the capital raise on January 1, 2010, and the conversion of the Series B Preferred Stock and Series C Preferred Stock into Common Stock occurred on January 1, 2010. The pro forma balance sheet adjustments reflect cash received in the offering on March 12, 2010 of approximately $56.0 million and approximately $4 million that was placed in escrow pending further regulatory approval, liabilities for estimate of direct costs of the capital raise of $4.1 million and a net increase in Common Stock of 5.9 million.

Condensed Consolidated Balance Sheet

	December 31, 2009
(dollar amounts in thousands)	Actual Audited	Offering Adjustment		Proforma Unaudited
Assets
Cash and cash equivalents	$40,738	$60,000	(1)	$100,738
Investments	127,127	-		127,127
Net loans and loans held for sale	721,969	-		721,969
Other assets	55,343	-		55,343

Total assets	$945,177	$60,000		$1,005,177

Liabilities
Deposits	$775,465	$-		$775,465
Borrowed Funds	$65,000	$-		65,000
Junior subordinated debentures	13,403	-		13,403
Other liabilities	7,558	4,100	(2)	11,658

Total liabilities	$861,426	$4,100		$865,526

Series A Senior preferred stock, $1,000 per share stated value	$19,431	$-		$19,431
Common stock, no par value	48,747	55,900	(3)	104,647
Additional paid in capital	3,242	-		3,242
Retained earnings	13,407	-		13,407
Accumulated other comprehensive loss, net of tax benefit of $752	(1,076)	-		(1,076)

Total stockholders' equity	$83,751	$55,900		$139,651

Total liabilities and stockholders' equity	$945,177	$60,000		$1,005,177

Total capitalization	$97,154			$153,054

Regulatory Capital Ratios
Company:
Leverage Ratio	8.24%			14.26%
Tier I Capital	9.59%			16.60%
Total Capital	10.85%			17.86%
Bank:
Leverage Ratio	7.74%			12.93%
Tier I Capital	8.97%			15.00%
Total Capital	10.23%			16.26%

Per Common Share
Common book value per share	$8.28			$4.58 (4)
Tangible common book value per share	$6.51			$4.06 (4)

(1)	Represents increase in cash and equivalents from proceeds of private placement.
(2)	Represents estimate of direct costs of the capital raise
(3)	Represents net increase in Common Stock.
(4)
Assumes the conversion of 56,160 shares of Series B Preferred Stock into 17,280,000 shares of Common Stock based on the initial conversion price of $3.25 per share and 1,189,538 shares of Series C Preferred Stock into 1,189,538 shares of Common Stock, The proceeds thereof are approximately $55.9 million after deducting commissions and our estimated expenses of approximately $4.1 million and that approximately $48 million is contributed to the Bank in the form of Tier I capital. If shareholder approval is not received by September 12, 2010, the conversion price will adjust to $2.93 and the number of shares of Common Stock issued on conversion of the Series B Preferred Stock wil be 19,008,000.

Earnings Per Share

        The following table presents the Company's unaudited pro forma earnings per share adjusted for the pro forma impacts of the capital raise for the period shown. The pro forma consolidated earnings per share calculations assume no material pro forma impacts to net income (loss) for the period shown. Pro forma earnings per share assume the Company completed the capital raise on January 1, 2010, and conversion of Series B Preferred Stock and Series C Preferred Stock into Common Stock occurred on January 1, 2010. A total of 56,160 shares of Series B Preferred Stock and 1,189,538 Series C Preferred Stock were assumed to convert into 18,469,538 shares of Common Stock on January 1, 2010 for purposes of preparing pro forma earnings per share.

	December 31, 2009
(Dollars in thousands, except per share amounts)	Actual	Offering Adjustment	Proforma

Net Income(Loss)	$(8,013)	$-	$(8,013)

Basic earnings (loss) per share	$(1.04)		$(0.31)
Diluted earnings (loss) per share	$(1.04)		$(0.31)
Weighted average common shares	7,697,234	18,469,538	26,166,772
Weighted average diluted shares	7,697,234	18,469,538	26,166,772

PROPOSAL 5

NON-BINDING VOTE ON EXECUTIVE COMPENSATION

Background of the Proposal

On March 20, 2009, the Company completed a transaction with the United States Treasury Department under the CPP (“CPP Transaction”).  In the CPP Transaction, the Company sold 21,000 shares of its Series A Cumulative Perpetual Preferred Stock to Treasury, which bears an initial dividend rate of 5% increasing to 9% after five years.  In addition, Treasury received a warrant for the purchase of 611,650 shares of the Company’s Common Stock.  One of the conditions of the CPP Transaction was that the Company comply with certain limits on its compensation of executives.

The original limitations were amended by ARRA.  Included among the new limitations was a requirement that the Company submit for approval by the shareholders the executive compensation disclosed in the proxy statement for any annual meeting of shareholders.  By this Proposal, the Company provides such opportunity for shareholders to make a non-binding vote on its executive compensation as disclosed in this proxy statement under the discussion titled, “Compensation.”

By the terms of the ARRA this vote by shareholders is (1) not binding on the board of directors of the Company, (2) is not to be construed as overruling a decision by the board of directors, and (3) does not create or imply any additional fiduciary duty by the board of directors.

Executive Compensation
The Company believes that its compensation policies and procedures, which are reviewed and approved by the Compensation Committee, encourage a culture of pay for performance and are strongly aligned with the long- term interests of shareholders. Like most companies in the financial services sector, the recent and ongoing financial downturn had a significant negative impact on the Company’s 2009 results of operations and on the price of the Company’s Common Stock. Consistent with the objective of aligning the compensation of the Company’s executive officers with the annual and long-term performance of the Company and the interests of the Company’s shareholders, these factors were also reflected in the compensation of the Company’s named executive officers for 2009.  As an example, no named executive officer received a cash bonus for the 2009 fiscal year.

One of the main objectives of the Company’s executive compensation program is to align a significant portion of each executive officer’s total compensation with the annual and long-term performance of the Company and the interests of the Company’s shareholders. The Company’s annual executive bonus plan, which plays a key role in fulfilling this objective, is designed specifically to establish a direct correlation between the annual incentives awarded to the participants and the financial performance of the Company. As a result, because the Company’s performance was below the targeted threshold level under the plan, the named executive officers did not receive an annual cash bonus with respect to 2009.

The board of directors and management believe that the compensation paid to the named executive officers as disclosed in this proxy statement is reasonable and competitive.  The board uses various methods and analyses in setting the compensation for the named executive officers, including but not limited to reliance on compensation surveys of peer financial institutions, review of publicly available information on the compensation practices of other institutions in our market, and utilization of compensation consultants for certain executive benefits. For example, the Company’s practices in setting cash bonus incentive compensation to our named executive officers have been based on a bonus plan and formula that uses a return on equity and strategic goals measures.

The board of directors and the compensation committee have reviewed all compensatory arrangements to ensure they comply with the executive compensation limits applicable to the CPP.  The Company has implemented the limits in conformance with published guidelines ad made any required amendments to our compensation arrangements by applicable deadlines.  The Company believes its executive compensation arrangements are in compliance with the limits under the CPP.

The board of directors strives hard to pay fair compensation to its named executive officers, and all employees, and believes its compensation practices are reasonable.

As required by ARRA and the guidance provided by the SEC, the Board of Directors has authorized a non-binding shareholder vote on the Company’s executive compensation plans, programs and arrangements as reflected in the disclosures regarding named executive officer compensation provided in the compensation discussion and analysis, the various tables, the accompanying narrative disclosures and the other compensation information provided in this Proxy Statement in the discussion titled “Compensation.”  We are asking our shareholders to approve the following resolution:

“Resolved, that the shareholders of Heritage Oaks Bancorp approve the compensation of its named executive officers as disclosed in the proxy statement for the 2010 Annual Meeting of Shareholders.”

Vote Required; Effect
Approval of the Company’s executive compensation would require that a majority of the shares present or represented at the annual meeting vote in favor of the proposal. Abstentions and broker non votes will not be counted as votes cast and therefore will not affect the determination as to whether the Company’s executive compensation as disclosed in this proxy statement is approved. Because this shareholder vote is advisory, it will not be binding upon the Board of Directors.

PROPOSAL 6

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Your Board of Directors unanimously recommends a vote FOR the ratification of Vavrinek, Trine, Day & Co. LLP (“Vavrinek”) as our independent registered public accounting firm for 2010.

The firm of Vavrinek served the Company as independent public accountants for the 2009 fiscal year.  Vavrinek has no interest, financial or otherwise, in the Company.  The services rendered by Vavrinek during the 2009 fiscal year were audit services, consultation in connection with various accounting matters.  The Board of Directors of the Company approved each professional service rendered by Vavrinek during the 2009 fiscal year. Representatives of Vavrinek are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.

The Audit Committee of the Company has selected Vavrinek to serve as the independent public accountants for the 2010 fiscal year and recommend that the shareholders vote "FOR" approval to ratify the selection of Vavrinek as the Company's independent public accountants for the 2010 fiscal year.

Fees Paid to the Independent Auditors
During the fiscal years ended December 31, 2008 and 2009, fees paid to the Company’s independent auditor, Vavrinek, consisted of the following:

Audit Fees.  Aggregate audit fees billed to the Company by Vavrinek for the 2008 and 2009 fiscal years for the audit of the consolidated financial statements, internal controls over financial reporting and the review of those financial statements included in quarterly reports on Form 10-Q and annual reports on Form 10-K and services rendered in connection with the Form S-1 Registration Statement, totaled $214,395 and $282,297, respectively.

Audit-Related Fees.  Audit-related fees billed to the Company by Vavrinek for the 2008 and 2009 fiscal years were $21,145 and $19,525 relating to the audit of the company’s employee benefit plans.

There were no “Other” Fees billed to the Company for 2009.

                For the fiscal year 2009, the Audit committee considered and deemed the services provided by Vavrinek compatible with maintaining the principle accountant’s independence. The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from the Company’s independent public accountant.

Less than half the total hours expended on Vavrinek’s engagement to audit our financial statements for the 2009 fiscal year were attributed to work performed by persons other than Vavrinek’s full-time permanent employees

Audit fees consisted of fees for the audit of CVB Financial Corp.’s consolidated financial statements, internal controls over financial reporting and review of financial statements included in CVB Financial Corp.’s quarterly reports. These include estimated costs to complete the integrated audit for the years ended December 31, 2009 and 2008.

Tax Fees.   The Company engaged Deloitte Tax LLP for the preparation of tax returns, tax compliance, tax advice and tax planning totaling $175,177 and $82,644 for the 2008 and 2009 fiscal years, respectively.

For the fiscal year 2009 the Audit committee considered and deemed the services provided by Vavrinek compatible with maintaining the principle accountant’s independence. The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from the Company’s independent public accountant.

Less than half the total hours expended on Vavrinek’s engagement to audit our financial statements for the 2009 fiscal year were attributed to work performed by persons other than Vavrinek’s full-time permanent employees.

The Board of Directors unanimously recommends a vote FOR this proposal.

PROPOSAL 7

ADJOURNMENT OR POSTPONEMENT OF THE MEETING

If we fail to receive a sufficient number of votes to constitute a quorum to hold the Annual Meeting or to approve Proposals 1 through 6 at the Annual Meeting, we may propose to adjourn or postpone the Annual Meeting, whether or not a quorum is present, for a period of not more than 45 days, to (i) constitute a quorum for purposes of the Annual Meeting or (ii) solicit additional Proxies in favor of the approval of Proposals 1 through 6, as necessary.

We currently do not intend to propose adjourning or postponing the Annual Meeting if there are sufficient votes represented at the Annual Meeting to approve Proposals 1 through 6.

FORM 10-K
A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO WILLIAM R. RAVER, SECRETARY, HERITAGE OAKS BANCORP, 545 12TH STREET, PASO ROBLES, CALIFORNIA, 93446 OR ON THE COMPANY’S WEBSITE, WWW.HERITAGEOAKSBANCORP.COM.

SHAREHOLDER'S PROPOSALS
Next year’s Annual Meeting of Shareholders will be held on May 19, 2011. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2011 Annual Meeting of Shareholders is December 25, 2011.  All proposals should be submitted by Certified Mail-Return Receipt Requested, to William R. Raver, Secretary, Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

OTHER MATTERS
The Board of Directors knows of no other matters that will be brought before the Annual Meeting, but if such matters are properly presented to the Annual Meeting, proxies solicited hereby will be voted in accordance with the discretion of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Annual Meeting in accordance with the terms of such proxies.

HERITAGE OAKS BANCORP
Paso Robles, California
April 27, 2010
By: William R. Raver
Secretary

APPENDIX “A”
AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The Audit Committee (“Committee”) of the Board of Directors is composed of six (6) independent directors.  The members are: Director Campbell (Chairman), Dewar, Fugate, Lacey, O’Hare and Simas. The Committee held seven (7) meetings during 2009.

The Committee oversees the financial reporting process for Heritage Oaks Bancorp (the “Company”) on behalf of the Board of Directors.  In fulfilling its oversight responsibilities, the Committee read, analyzed, and discussed the annual financial statements to be included in the Annual Report and Form 10-K.

In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports.  These discussions include the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management discussions made in developing the financial statements.  In addition, the Committee has discussed with the independent auditors their independence from Heritage Oaks Bancorp and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Heritage Oaks Bancorp, and the selection of Heritage Oaks Bancorp’s independent auditors.

Pursuant to the review and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Reports on Form 10-K for the fiscal year ended December 31, 2009.

Signed and adopted by the Audit Committee this 24th day of March 2010.

/s/ Donald Campbell
Committee Chairman

/s/ Kenneth Dewar
Director/Committee Member

/s/ Mark C. Fugate
Director/Committee Member

/s/ Dee Lacey
Director/Committee Member

/s/ Daniel J. O’Hare
Director/Committee Member

/s/ Alexander F. Simas
Director/Committee Member

APPENDIX “B”
Certificate of Determination, Series B Preferred Stock

CERTIFICATE OF DETERMINATION
 OF
SERIES B MANDATORILY CONVERTIBLE ADJUSTABLE RATE
CUMULATIVE PERPETUAL PREFERRED STOCK
OF
HERITAGE OAKS BANCORP,
a California Corporation

Pursuant to Section 401 of the Corporations Code of the State of California:

We, Lawrence P. Ward, as President and Chief Executive Officer and  William Raver, as  Secretary, of Heritage Oaks Bancorp, a corporation organized under the laws of the State of California (hereinafter called the “Corporation”), do hereby certify as follows:
 1. On March 4, 2010, the Board of Directors of the Corporation adopted a resolution designating 56,160 shares of its Preferred Stock as Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock.

2. No shares of Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock have been issued.
 3. Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, the following resolution was duly adopted by the Board of Directors on March 4, 2010 creating the series of Preferred Stock designated as Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock:

RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Corporation and applicable law, a series of Preferred Stock of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are as follows:

1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a series of preferred stock designated as the “Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock” (the “Series B Preferred Stock”). The authorized number of shares of Series B Preferred Stock shall be 56,160.

2. Standard Provisions. The Standard Provisions contained in Exhibit A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Determination to the same extent as if such provisions had been set forth in full herein.

 [Remainder of Page Intentionally Left Blank]

The undersigned declare under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing Certificate of Determination are true and correct of their own knowledge.

Date: March 10, 2010

By:
Name:	Lawrence P. Ward
Title:	President and Chief Executive Officer

By:
Name:	William Raver
Title:	Secretary

CERTIFICATE OF DETERMINATION

STANDARD PROVISIONS

Section 1. Designation of Series and Number of Shares.

(a) The shares of such series of Preferred Stock shall be designated “Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock” (the “Series B Preferred Stock”), and the authorized number of shares that shall constitute such series shall be 56,160 shares, which may be decreased (but not below the number of shares of Series B Preferred Stock then issued and outstanding) from time to time by the Board of Directors. Shares of outstanding Series B Preferred Stock that are purchased or otherwise acquired by the Corporation shall be cancelled and, if the Board of Directors so expressly provides by resolution, shall revert to authorized but unissued shares of Series B Preferred Stock of the Corporation.

(b) The number of shares of Series B Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by a further statement of designations hereafter adopted by resolution of the Board of Directors in accordance with applicable law and the Articles of Incorporation. In case the authorized number of shares of Series B Preferred Stock shall be so decreased, any excess shares shall revert to authorized but unissued shares of preferred stock of the Corporation undesignated as to series.

Section 2. Ranking. The Series B Preferred Stock will rank, with respect to the payment of dividends and distributions and upon liquidation, dissolution or winding-up, (1) on a parity with the Corporation’s Series A Fixed Rate Cumulative Perpetual Preferred Stock issued on March 20, 2009 (“EESA Preferred Shares”), and each class or series of capital stock the Corporation may issue in the future the terms of which expressly provide that such class or series will rank on a parity with the Series B Preferred Stock as to dividend rights and rights on liquidation, winding up or dissolution of the Corporation (collectively, the “Parity Securities”), and (2) senior to Common Stock and each other class or series of capital stock, not referred to in clauses (1) or (2) above, that the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up or dissolution of the Corporation (the “Junior Securities”).

Section 3. Definitions. As used herein with respect to the Series B Preferred Stock:

(a) “Additional Stock” has the meaning set forth in Section 10(a)(viii)(F).

(b)  “Articles of Incorporation” shall mean the articles of incorporation of the Corporation, as they may be amended from time to time, and shall include this Certificate of Determination.

(c) “Board of Directors” means the board of directors of the Corporation or any committee thereof duly authorized to act on behalf of such board of directors.

(d) “Business Day” means any day that is not Saturday or Sunday and that, in California, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(e) “Bylaws” mean the Bylaws of the Corporation, as may be amended from time to time.

(f)  “Certificate of Determination” means this Certificate of Determination relating to the Series B Preferred Stock, as it may be amended from time to time.

(g) “Change in Control” means the occurrence of any one or more of the following:  (i) an event that would be required to be reported as a change in control in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") as if the Corporation were a reporting company under the Exchange Act; (ii) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation or any "person" who on the date of this Agreement is a director or officer of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities; or (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.
(h) “Closing Price” of the Common Stock on any determination date means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock on the NASDAQ Stock Market on such date. If the Common Stock is not traded on the NASDAQ Stock Market on any determination date, the Closing Price of the Common Stock on such determination date means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by Pink Sheets LLC or a similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by a independent investment banking firm retained by the Corporation for this purpose, subject to ultimate joint approval by the Board of Directors and the Holders.  For the purposes of this Certificate of Designations, all references herein to the closing sale price and the last sale price reported of the Common Stock (or other property) on the NASDAQ Stock Market shall be the closing sale price and last reported sale price as reflected on the website of the NASDAQ Stock Market (www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing price and the last reported sale price as reflected on the website of the NASDAQ Stock Market and as reported by Bloomberg Professional Service, the closing sale price and the last reported sale price on the website of the NASDAQ Stock Market shall govern.

(i) “Common Stock” means the Common Stock, no par value per share, of the Corporation.

(j) “Common Stock Equivalents” means securities representing rights convertible into or exchangeable for, or entitling the holder thereof to purchase or receive directly or indirectly, shares of Common Stock.

(k) “Conversion Agent” shall mean the Transfer Agent (which may be the Corporation) acting in its capacity as conversion agent for the Series B Preferred Stock, and its successors and assigns.

(l) “Conversion Price” means $3.25; provided that if Shareholder Approval is not obtained by the six month anniversary of the Issue Date, the Conversion Price shall be reduced by ten percent (10%) (subject to adjustment from time to time in a manner consistent with the provisions of Section 10).

(m) “Conversion Rate” means that number of shares of Common Stock (and cash in lieu of fractional common shares) into which one share of Series B Preferred Stock shall be convertible determined by dividing the Liquidation Preference by the Conversion Price, subject to adjustment as set forth herein.

(n) “Corporation” means Heritage Oaks Bancorp, a California corporation.

(o) “Current Market Price” means, on any date, the average of the daily Closing Prices per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution requiring such computation.

(p) “Depositary” means DTC or its nominee or any successor depositary appointed by the Corporation.

(q) “Distributed Property” has the meaning set forth in Section 10(a)(iv).

(r) “Dividend Payment Date” has the meaning set forth in Section 4(b).

(s) “Dividend Period” has the meaning set forth in Section 4(b).

(t) “Dividend Threshold Amount” has the meaning set forth in Section 10(a)(v).

(u) “DTC” means The Depository Trust Company and its successors or assigns.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)  “Exchange Property” shall have the meaning set forth in Section 12.

(x) “Ex-Date,” when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution.

(y) “Filing Date” has the meaning set forth in Section 10(a)(viii).

(z)  “First Dilutive Issuance” has the meaning set forth in Section 10(a)(viii).

(aa) “Holder” means the Person in whose name the shares of the Series B Preferred Stock are registered, which may be treated by the Corporation, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series B Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.
(bb) “Issue Date” means the date on which shares of the Series B Preferred Stock are first issued.

(cc) “Junior Securities” has the meaning set forth in Section 2.

(dd) “Liquidation Preference” means, as to the Series B Preferred Stock, $1,000.00 per share.

(ee) “Mandatory Conversion Date” means, with respect to the shares of Series B Preferred Stock of any Holder, the first Business Day after the date on which the Corporation receives the Shareholder Approval (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event), provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Rate pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

(ff) “Officer” means the President, the Chief Executive Officer, the Chief Operating Officer, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President, the

Chief Financial Officer, the Treasurer or the Secretary of the Corporation.

(gg) “Officer’s Certificate” means a certificate of the Corporation, signed by any duly authorized Officer of the Corporation.
(hh) “Parity Securities” has the meaning set forth in Section 2.

(ii) “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(jj) “Record Date” has the meaning set forth in Section 4(b).

(kk) “Registrar” shall mean the Transfer Agent acting in its capacity as registrar for the Series B Preferred Stock, and its successors and assigns or any other registrar duly appointed by the Corporation.

(ll) “Reorganization Event” has the meaning set forth in Section 12.

(mm) “Shareholder Approval” means the shareholder approval necessary to approve (i) the conversion of the Series B Preferred Stock into Common Stock for purposes of Rule 5635 of the NASDAQ Stock Market Rules and (ii) an amendment to the Articles of Incorporation to increase in the authorized number or shares of Common Stock necessary for issuance pursuant to conversion of the Series B Preferred Stock.

(nn) “Subsequent Dilutive Issuance” has the meaning set forth in Section 10(a)(viii).

 (oo) “Trading Day” means a day on which the shares of Common Stock:

(i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

(pp) “Transfer Agent” means American Stock Transfer & Trust Company, acting as Transfer Agent, Registrar, paying agent and Conversion Agent for the Series B Preferred Stock, and its successors and assigns, including any successor transfer agent appointed by the Corporation.  The Corporation may act as its own transfer agent.

Section 4. Dividends.

(a) From and after the Issue Date, Holders shall be entitled to receive, when, as and if authorized and declared by the Board of Directors, out of legally available funds, on a cumulative basis, cash dividends in the amount determined as set forth in Section 4(c), and no more; provided, however, if the Mandatory Conversion Date occurs before the six month anniversary of the Issue Date, then no dividends shall accrue or be payable.

(b) Subject to Section 4(a), dividends shall be payable in semi-annual installments commencing on the six (6) month anniversary of the Issue Date and continuing on each six (6) month anniversary thereafter (each, a “Dividend Payment Date”). Each dividend will be payable to Holders of record as they appear in the stock register of the Corporation at the close of business on the first day of the month, whether or not a Business Day, in which the relevant Dividend Payment Date occurs (each, a “Record Date”). Each period from and including a Dividend Payment Date (or the Issue Date) to but excluding the following Dividend Payment Date is herein referred to as a “Dividend Period.”

(c) Dividends, if, when and as authorized and declared by the Board of Directors, will be payable, for each outstanding share of Series B Preferred Stock, at the following respective rates during each of the following respective periods (each rate expressed as an annual rate on the $1,000.00 per share liquidation preference):

(i) 10% per annum for the Dividend Period beginning on the Issue Date and ending on the six (6) month anniversary of the Issue Date (the “First Period End Date”);

(ii) 15% per annum for the Dividend Period beginning on the First Period End Date and ending on the six (6) month anniversary of the First Period End Date (the “Second Period End Date”); and

(iii) 20% per annum for the dividends accruing during all Dividend Periods subsequent to the Second Period End Date.

Dividends payable for a Dividend Period will be computed on the basis of a 360-day year of twelve 30-day months. If a scheduled Dividend Payment Date falls on a day that is not a Business Day, the dividend will be paid on the next Business Day as if it were paid on the scheduled Dividend Payment Date, and no interest or other amount will accrue on the dividend so payable for the period from and after that Dividend Payment Date to the date the dividend is paid. Except as provided in Section 4(d), no interest or sum of money in lieu of interest will be paid on any dividend payment on shares of Series B Preferred Stock paid later than the scheduled Dividend Payment Date.

(d) Dividends on the Series B Preferred Stock are cumulative. If the Board of Directors does not authorize and declare a dividend on the Series B Preferred Stock for a Dividend Period or if the Board of Directors authorizes and declares less than a full dividend in respect of any Dividend Period, such dividends will accrue and cumulate from such scheduled Dividend Payment Date, shall compound on each subsequent Dividend Payment Date and shall be payable semi-annually in arrears on each subsequent Dividend Payment Date.

(e) So long as any share of Series B Preferred Stock remains outstanding, (1) no dividend shall be declared and paid or set aside for payment and no distribution shall be declared and made or set aside for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) and (2) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (a) as a result of a reclassification of Junior Securities for or into other Junior Securities or the exchange or conversion of one share of Junior Securities for or into another share of Junior Securities, (b) repurchases in support of the Corporation’s employee benefit and compensation programs and (c) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Securities), unless, in each case, the full dividends for the most recent Dividend Payment Date (including any prior missed dividends) on all outstanding shares of Series B Preferred Stock and Parity Securities have been paid or declared and a sum sufficient for the payment thereof has been set aside.

Subject to the succeeding sentence, for so long as any shares of Series B Preferred Stock remain outstanding, no dividends shall be declared or paid or set aside for payment on any Parity Securities for any period unless full dividends on all outstanding shares of Series B Preferred Stock for the then-current Dividend Period (including any prior missed dividends) have been paid in full or declared and a sum sufficient for the payment thereof set aside for all outstanding shares of Series B Preferred Stock. To the extent the Corporation declares dividends on the Series B Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, the Corporation shall allocate the dividend payments on a pro rata basis among the holders of the shares of Series B Preferred Stock and the holders of any Parity Securities then outstanding. For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation shall allocate those payments so that the respective amounts of those payments bear the same ratio to each other as all accrued and unpaid dividends per share on the Series B Preferred Stock and all Parity Securities bear to each other.

The Corporation is not obligated to pay Holders of the Series B Preferred Stock any dividend in excess of the dividends on the Series B Preferred Stock that are payable as described herein. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any Junior Securities from time to time out of any assets legally available therefore, and the shares of Series B Preferred Stock shall not be entitled to participate in any such dividend; provided, however, that the Series B Preferred Stock shall participate in any dividend paid on the Common Stock as though each share of Series B Preferred Stock had been converted into Common Stock immediately before the declaration of any such dividend.

(f) Payments of cash for dividends will be delivered to the Holder by check or, at any time that shares of Series B Preferred Stock are held by book-entry with DTC or any successor Depositary, through a book-entry transfer through DTC or such successor Depositary.

(g) If the Mandatory Conversion Date occurs on or prior to the Record Date for any declared dividend for the Dividend Period, the Holder will not have the right to receive any declared dividends for that Dividend Period. If the Mandatory Conversion Date is after the Record Date for any declared dividend and prior to the Dividend Payment Date, such Holder shall receive that dividend on the relevant Dividend Payment Date if such Holder was the Holder of record on the Record Date for that dividend.

Section 5. Liquidation.

(a) In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to the greater of (X) $1,000.00 per share of Series B Preferred Stock, plus an amount equal to (i) any accrued and unpaid dividends (regardless of whether any dividends are actually declared) and (ii) any authorized and declared but unpaid dividends thereon, to and including the date of such liquidation and (Y) 110% of the payment or distribution to which such Holders would be entitled if the Series B Preferred Stock were converted to Common Stock (assuming receipt of Shareholder Approval) immediately before such liquidation, dissolution, or winding up, in each case out of assets legally available for distribution to the Corporation’s stockholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. After payment of the full amount of such liquidating distributions, the Holders will not be entitled to any further participation in any distribution of assets by, and shall have no right or claim to any remaining assets of, the Corporation.

(b) In the event the assets of the Corporation available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series B Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c) Except as provided for in Section 12, the Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6. Perpetual; No Maturity. The Series B Preferred Stock shall be perpetual and shall be without maturity subject only to conversion to Common Stock in accordance with this Certificate of Determination.

Section 7. Non-Redeemable. The Series B Preferred Stock shall not be redeemable either at the Corporation’s option or at the option of Holders at any time. The Series B Preferred Stock shall not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Series B Preferred Stock.

Section 8. Mandatory Conversion.

(a) Effective as of the close of business of the Mandatory Conversion Date with respect to the shares of Series B Preferred Stock of a Holder, all such Holder’s shares of Series B Preferred Stock shall, subject to the provisions of Section 15, automatically convert into shares of Common Stock at the Conversion Rate as set forth below.

(b)  If the Mandatory Conversion Date is more than six months after the Issue Date, on the Mandatory Conversion Date, the Corporation shall pay in cash to the Holder, any accrued and unpaid dividends on their shares of Series B Preferred Stock (regardless of whether any dividends are actually declared).  To the extent that the Corporation is unable to pay such dividends in cash on the Mandatory Conversion Date as a result of any regulatory restriction or otherwise, the payment of such amount shall remain an obligation of the Corporation and payable to the Holder when permitted.

Section 9. Conversion Procedures.

(a) Effective immediately prior to the close of business on the Mandatory Conversion Date, dividends shall no longer be authorized and declared on any converted shares of Series B Preferred Stock and such shares of Series B Preferred Stock shall automatically cease to be outstanding, subject to the right of Holders to receive any then authorized, declared and unpaid dividends on such shares and any other payments to which they are otherwise entitled pursuant to applicable provisions of this Certificate of Determination; provided, however, if the Mandatory Conversion Date occurs on or before the six month anniversary of the Issue Date, then no dividends shall accrue or be payable.

(b) No allowance or adjustment, except pursuant to Section 10, shall be made with respect to holders of Series B Preferred Stock or the Common Stock into which the Series B Preferred Stock are converted, relating to dividends payable to holders of the Common Stock of record as of any date or time prior to the close of business on the Mandatory Conversion Date. Except as provided in Section 4(e), prior to the close of business on the Mandatory Conversion Date, shares of Common Stock issuable upon conversion of, or other securities issuable upon conversion of, any shares of Series B Preferred Stock shall not be deemed outstanding for any purpose, and Holders shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the  Common Stock or other securities issuable upon conversion) by virtue of holding shares of Series B Preferred Stock.

(c) Shares of authorized but unissued Series B Preferred Stock duly converted in accordance with this Certificate of Determination will resume the status of authorized and unissued Series B Preferred Stock and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock, but not below the number of shares of Series B Preferred Stock then outstanding.

(d) The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of outstanding Series B Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the Mandatory Conversion Date. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series B Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation or, if the shares of Series B Preferred Stock are then held by book-entry with DTC or any successor Depositary, through book-entry transfer through the Depositary.

(e) Although conversion into shares of Common Stock is automatic as provided in

Section 8(a), the mechanical issuance of shares of Common Stock will occur on the Mandatory Conversion Date as follows:

(i) On the Mandatory Conversion Date, shares of Common Stock shall be issued to Holders or their designee upon presentation and surrender of the certificate evidencing the Series B Preferred Stock to the Conversion Agent, if shares of the Series B Preferred Stock are held in certificated form, and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes. If a Holder’s interest is a beneficial interest in shares representing Series B Preferred Stock held by book-entry with DTC or any successor Depositary, a book-entry transfer through the Depositary will be made by the Conversion Agent upon compliance with the Depositary’s procedures for converting a beneficial interest in a global security.

(ii) On the date of the conversion of outstanding Series B Preferred Stock to Common Stock, if a Holder’s interest is in certificated form, a Holder must do each of the following in order to convert:

(A) complete and manually sign the conversion notice provided by the Conversion Agent, which the Corporation shall cause to be provided to each Holder prior to the shareholder meeting at which the Shareholder Approval is sought, or a facsimile of the conversion notice, and deliver this irrevocable notice to the Conversion Agent;

(B) surrender the shares of Series B Preferred Stock to the Conversion Agent;

(C) if required, furnish appropriate endorsements and transfer documents; and

(D) if the Common Stock will not be issued to the Holder, pay all transfer or similar taxes.

If the shares of Series B Preferred Stock are held by book-entry with DTC or any successor Depositary, in order to convert, such Holder must comply with paragraphs (C) and (D) of this clause (ii) and comply with the Depositary’s procedures for converting a beneficial interest in a global security, which the Corporation shall cause to be communicated to each Holder prior to the shareholder meeting at which the Shareholder Approval is sought.

(iii) The Conversion Agent shall, on a Holder’s behalf, convert the Series B Preferred Stock into shares of Common Stock, in accordance with the terms of the notice delivered by such Holder described in paragraph (ii) of this subsection.

Section 10. Anti-Dilution Adjustments.

(a) The Conversion Rate shall be subject to the following adjustments:

(i) Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on its Common Stock in shares of Common Stock, then the Conversion Rate in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction

OS1
OS0

Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1 =
the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

If any dividend or distribution described in this clause (i) is authorized and declared but not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Rate that would be in effect if such dividend or distribution had not been declared.

(ii) Subdivisions, Splits and Combination of the Common Stock. If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Rate in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS1
OS0

Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the effective time of such share subdivision, split or combination.

OS1 =	the number of shares of Common Stock outstanding immediately after the effective time of such share subdivision, split or combination.

If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Rate that would be in effect if such subdivision, split or combination had not been announced.

(iii) Issuance of Stock Purchase Rights. If the Corporation issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + X
OS0 + Y

Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X =	the total number of shares of Common Stock issuable pursuant to such rights or warrants.

Y =
the number of shares of Common Stock equal to (i) the total number of shares of Common Stock issuable pursuant to such rights or warrants, times (ii) the aggregate price payable to exercise such rights or warrants divided by the Current Market Price.

In the event that such rights or warrants described in this clause (iii) are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Rate that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Rate shall be readjusted to such Conversion Rate that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors). If an adjustment to the Conversion Rate is required under this clause (iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this clause (iii) shall be delayed to the extent necessary in order to complete the calculations provided in this clause (iii).

(iv) Debt or Asset Distributions. If the Corporation distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) of this Section 10(a), any rights or warrants referred to in clause (iii) of this Section 10(a), any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the “Distributed Property”), then the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0
SP0 – FMV

Where,

SP0 =	the Current Market Price per share of Common Stock on such date.

FMV =	the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors;

provided that, if “FMV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which the Distributed Property is distributed to holders of Common Stock, for each share of Preferred Stock, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Ex-Date for such distribution.

In a “spin-off,” where the Corporation makes a distribution to all or substantially all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Rate will not be adjusted, but in lieu of such adjustment each Holder shall receive the same distribution as a holder of Common Stock would as though such Holder’s shares of Series B Preferred Stock had been converted into such number of shares of Common Stock that such Holder’s shares of Series B Preferred Stock would then be convertible.

In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If an adjustment to the Conversion Rate is required under this clause (iv), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this clause (iv) shall be delayed to the extent necessary in order to complete the calculations provided for in this clause (iv).
(v) Cash Distributions. If the Corporation makes a distribution consisting exclusively of cash to all or substantially all holders of the Common Stock, excluding any cash that is distributed in a Reorganization Event or as part of a “spin-off” referred to in clause (iv) of this Section 10(a), (c) any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up, and (d) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0
SP0 – DIV

Where,

SP0 =	the Closing Price per share of Common Stock on the Ex-Date.

DIV =	the amount per share of Common Stock of the dividend or distribution, as determined pursuant to the following paragraph.

In the event that any distribution described in this clause (v) is not so made, the Conversion Rate shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Rate which would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “DIV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Preferred Stock, the amount of cash such holder would have received had such holder owned a number of shares equal to the Conversion Rate on the Ex-Date for such distribution.

(vi) Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Rate in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

AC + (SP 0xOS1)
OS0xSP0

Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1 =	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer.

AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall be readjusted to be such Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made. Except as set forth in the preceding sentence, if the application of this clause (vi) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this clause (vi). If an adjustment to the Conversion Rate is required under this clause (vi), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this clause (vi) shall be delayed to the extent necessary in order to complete the calculations provided for in this clause (vi).

(vii) Rights Plans. To the extent that the Corporation has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series B Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Rate will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Stock as described in clause (iv) of this Section 10(a), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(viii)  Other Issuances of Additional Stock.

(A)                For so long as any shares of Series B Preferred Stock remain outstanding, if the Corporation shall issue (or be deemed to have issued), after the date of filing of this Certificate of Determination (the “Filing Date”), any Additional Stock without consideration or for a consideration per share less than the Conversion Price for the Series B Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance of Additional Stock shall forthwith (except as otherwise provided in this subsection (viii)) be adjusted to a price equal to (calculated to the nearest cent) the product obtained by multiplying the Conversion Price for the Series B Preferred Stock in effect immediately prior to such issuance of Additional Stock by a fraction, the numerator of which is equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock previously deemed to have been issued pursuant to subsection (viii)(E)(1) or (2) of this Section 10 (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance of Additional Stock would purchase at the Conversion Price for Series B Preferred Stock in effect immediately prior to such issuance of Additional Stock, and the denominator of which is equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock previously deemed to have been issued pursuant to subsection (viii)(E)(1) or (2) of this Section 10 (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Additional Stock issued.  In the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock (the “First Dilutive Issuance”), then in the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock other than the First Dilutive Issuance as a part of the same transaction or series of related transactions as the First Dilutive Issuance (a “Subsequent Dilutive Issuance”), then and in each such case upon a Subsequent Dilutive Issuance, the Conversion Price shall be reduced to the Conversion Price that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance.

(B)                Except to the limited extent provided for in subsections (viii)(E)(3) or (4), no adjustment of the Conversion Price for Series B Preferred Stock pursuant to this subsection (viii) shall have the effect of increasing any such Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C)                In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefore before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D)                In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Corporation’s Board of Directors irrespective of any accounting treatment.

(E)                 In the case of the issuance (whether before, on or after the Filing Date) of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable for Common Stock, the following provisions shall apply for all purposes of this subsection (viii):

(1)           The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (viii)(C) and (D) if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Stock covered thereby.

(2)           The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (viii)(C) and (D)).

(3)           In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price for Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)           Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price for the Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)           The number of shares of Common Stock deemed issued and the consideration deemed paid therefore pursuant to subsections (viii)(E)(1) and (2) and (b) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection (viii)(E)(3) and (4).

(F) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection (viii)(E) of this Section 10) by this Corporation after the Filing Date for so long as any shares of Series B Preferred Stock remain outstanding, other than:

(1)           shares of Common Stock or Common Stock Equivalents issued pursuant to an event or transaction described in Sections 10(a)(i) or (ii);

(2)           shares of Common Stock issued pursuant to an event or transaction described in Section 10(e) (exceptions to adjustment of Conversion Price);

(3)           shares of Common Stock issued or issuable upon conversion of shares of Series B Preferred Stock;

(4)           shares of Common Stock issued (or deemed to have been issued pursuant to subsection (viii)(E) of this Section 10) in connection with a Reorganization Event.

(b) The Corporation may make such increases in the Conversion Rate, in addition to any other increases required by this Section 10, if the Board of Directors deems it to be in the best interests of the Corporation or otherwise advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

(c) All adjustments to the Conversion Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock. No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date relating to a conversion at the option of the Holder (including, without limitation, any conversion in connection with a Change in Control), adjustments to the Conversion Rate will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(d) No adjustment to the Conversion Rate shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series B Preferred Stock, without having to convert the Series B Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series B Preferred Stock may then be converted.

(e) The Conversion Rate shall not be adjusted:

(i) upon the issuance of any shares of the Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(ii) upon the issuance of any shares of the Common Stock or rights, options or warrants to purchase those shares pursuant to any Incentive Plans;

(iii) upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series B Preferred Stock were first issued;
(iv) for a change in the par value or no par value of the Common Stock; or

(v) for accrued and unpaid dividends on the Series B Preferred Stock.

(f) Whenever the Conversion Rate is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall:(i) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Rate pursuant to Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and

(ii) as soon as practicable following the determination of the revised Conversion Rate in accordance with Section 10(a) or Section 10(b), provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Rate was determined and setting forth the revised Conversion Rate.

(g) Notwithstanding anything to the contrary in this Certificate of Determination, any adjustment to the Conversion Rate that would require the prior approval of any federal or state banking regulatory agency shall be adjusted so that (i) initially only that maximum adjustment shall be made that shall result in conversion to the maximum number of shares of Common Stock that would be permitted without such regulatory approvals, and (ii) in the event Holder obtains the necessary bank regulatory approvals, the balance of the adjustment shall be made.  In the event that more than one event occurs requiring adjustment of the Conversion Rate and requires prior bank regulatory approval, upon receipt of necessary approvals, the adjustments shall then be made in such manner that the total number of shares of Common Stock into which the Series B Preferred Stock is convertible is the same as it would have been if no regulatory approvals had been required.

Section 11. Voting Rights. The holders of Series B Preferred Stock shall not have any voting rights except as set forth in this Section 11 or as otherwise from time to time required by law.

(a) Voting Rights. So long as any shares of Series B Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Articles of Incorporation, the vote or consent of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock (subject to the last paragraph of this Section 11(a)) at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Articles of Incorporation or this Certificate of Determination (including by means of a merger, consolidation, or otherwise) to authorize or create, or increase the authorized amount of, any shares of any specific class or series of capital stock of the Corporation ranking senior to the Series B Preferred Stock with respect to either or both the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or

(ii) Amendment of Series B Preferred Stock. Any amendment, alteration or repeal of any provision of the Articles of Incorporation or this Certificate of Determination (including by means of a merger, consolidation, or otherwise).  Notwithstanding the foregoing, to the extent that such amendment, alteration or repeal of any provision of the Articles of Corporation or this Certificate of Determination materially and adversely affect the special rights, preferences, privileges or voting powers of the Series B Preferred Stock, any such amendment, alteration or repeal is required to be approved unanimously by the holders of the outstanding shares of Series B Preferred Stock;

provided, however, that for all purposes of this Section 11(a), (1) any increase in the amount of the Corporation’s authorized but unissued shares of Preferred Stock, (2) any increase in the amount of the Corporation’s authorized or issued Series B Preferred Stock, and (3) to the extent allowed by California law, the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock of the Corporation ranking equally with or junior to the Series B Preferred Stock either or both with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, will not be deemed to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series B Preferred Shares.

So long as any shares of Series B Preferred Stock are outstanding a Holder shall be entitled to vote, with a number of votes equal to that number of shares of Common Stock into which such Holder’s shares of Series B Preferred Stock would then be convertible, together with the holders of Common Stock acting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, for effecting or validating any consummation of any Reorganization Event, as defined in Section 12, below;

The Series B Preferred Stock shall rank at least equally with any other series of Preferred Stock that may be issued, and will rank senior to the shares of Common Stock and any other stock that ranks junior to the Series B Preferred Stock either or both with respect to the payment of dividends and/or the distributions of assets upon liquidation, dissolution or winding up of the Corporation.

(b) Change for Clarification. Without the consent of the holders of the Series B Preferred Stock, so long as such action does not adversely affect the special rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series B Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Series B Preferred Stock:

(i) to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Determination that may be ambiguous, defective or inconsistent; or

(ii) to make any provision with respect to matters or questions relating to the Series B Preferred Stock that is not inconsistent with the provisions of this Certificate of Determination.

(c) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Series B Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors or a duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles of Incorporation, the By-Laws, applicable law and any national securities exchange or other trading facility, if any, on which the Series B Preferred Stock or Common Stock is listed or traded at the time.

Section 12.   Reorganization Events.

(a)                 In the event of:

(i)                      any consolidation or merger of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person,

(ii)                     any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person,

(iii) any reclassification of the Common Stock into securities including securities other than the Common Stock or

(iv)                    any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition) (any such event specified in clauses (i) through (iv), a “Reorganization Event”), each share of Series B Preferred Stock outstanding immediately prior to such Reorganization Event shall, at the option of the Holders, either convert into the kind of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an affiliate of such counterparty) of that number of shares of Common Stock into which the share of Series B Preferred Stock would then be convertible (such securities, cash and other property, the “Exchange Property”) plus an amount in cash equal to any accrued and unpaid dividends on such Series B Preferred Stock, or be entitled to receive liquidating distributions in accordance with Section 5.

(b)                 In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

(c)                 The above provisions of this Section 12 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(d)                 The Corporation (or any successor) shall, within 7 days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property.  Failure to deliver such notice shall not affect the operation of this Section 12.

Section 13. Fractional Shares.

(a) No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series B Preferred Stock.

(b) In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 9, the Holder shall be entitled to receive an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the effective date of conversion.

 (c) If more than one share of the Series B Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series B Preferred Stock so surrendered.

Section 14. Reservation of Common Stock.

(a) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of shares of Series B Preferred Stock as provided in this Certificate of Determination (assuming the receipt of Shareholder Approval), free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B Preferred Stock then outstanding. For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series B Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder and there was no regulatory impediment to such conversion.

(b) All shares of Common Stock delivered upon conversion of the Series B Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable and free and clear of all liens, claims, security interests and encumbrances.

(c)  The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on The NASDAQ Capital Market or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series B Preferred Stock.

Section 15. Limitations on Beneficial Ownership. Notwithstanding anything to the contrary contained herein, if the number of shares to be issued to a holder of Series B Preferred Stock upon a conversion to Common Stock would cause the holder, together with any holdings of Common Stock already held directly or indirectly by the holder, to require prior approval of any banking regulator to acquire those shares, the Corporation will not issue any shares for which an approval may be required of the Corporation until any such approvals shall have been issued, and then only in accordance with the terms and conditions of any approvals.  By accepting ownership of the Series B Preferred Stock, and as a condition to the Corporation’s obligation to issue Common Stock upon conversion or to pay any further dividends to such holder, each holder agrees (i) to provide the Corporation all such information and documents as the Corporation may reasonably require in order for the Corporation to determine the status of compliance with any potential bank regulatory approval requirements, (ii) that the holder shall be solely responsible at the holder’s sole expense for obtaining any such approvals, but shall keep the Corporation fully informed as to the status of the holder’s efforts to obtain approvals and the resolution of any applications for approval.  To the extent such approvals are not obtained, the Shares of Series B Preferred Stock that are not convertible shall remain outstanding. Notwithstanding any other provision of this Certificate of Determination (as it may hereafter be amended) or of the Series B Preferred Stock, during any period of delay beyond the Mandatory Conversion Date because of the need for a regulatory approval as described in this Section 15, the Corporation shall not be obligated to pay any damages for delay in issuance and delivery of the Common Stock.  For the avoidance of doubt, these limitations on beneficial ownership shall not reduce the number of shares of Series B Preferred Stock to be converted upon a mandatory conversion.

Section 16. Transfer Agent, Registrar, Paying Agent and Conversion Agent. The duly appointed Transfer Agent, Registrar, paying agent and Conversion Agent for the Series B Preferred Stock shall initially be the Corporation. The Corporation may, in its sole discretion, remove the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

Section 17. Miscellaneous. All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Determination) with postage prepaid, addressed: (i) if to the Corporation, to the principal executive office of the Corporation or to the Transfer Agent at its principal office in the United States of America, or other agent of the Corporation designated as permitted by this Certificate of Determination, or (ii) if to any Holder or holder of shares of Common Stock, as the case may be, to such Holder at the address of such Holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series B Preferred Stock or the Common Stock, as the case may be), or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

APPENDIX “C”
Certificate of Determination, Series C Preferred Stock

CERTIFICATE OF DETERMINATION OF

SERIES C CONVERTIBLE PERPETUAL PREFERRED STOCK OF

HERITAGE OAKS BANCORP

Pursuant to Section 401 of the Corporations Code of the State of California:

We, Lawrence P. Ward and William Raver, President and Secretary, respectively, of Heritage Oaks Bancorp, a corporation organized under the laws of the State of California (hereinafter called the “Corporation”), do hereby certify as follows:

1.           On March 4, 2010, the Board of Directors of the Corporation adopted a resolution designating 2,442,461shares of Preferred Stock (hereinafter referred to as the “Preferred Stock”) as Series C Convertible Perpetual Preferred Stock.

2.           No shares of Series C Convertible Perpetual Preferred Stock have been issued.

3.           Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, the following resolution was duly adopted by the Board of Directors on March 4, 2010, creating the series of Preferred Stock designated as Series C Convertible Perpetual Preferred Stock:

RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Corporation and applicable law, a series of Preferred Stock of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are as follows:

Section 1.  Designation.

There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Series C Convertible Perpetual Preferred Stock” (the “Series C Preferred Stock”).  The number of shares constituting such series shall be 2,442,461.  The Series C Preferred Stock shall have no par value per share.

Section 2.  Ranking.

Except as set forth herein, the Common Stock and the Series C Preferred Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters, specifically including, but not limited to the following:

In case the Corporation shall: (i) pay a dividend in cash or shares of Common Stock or make a distribution in shares of Common Stock then the Company shall pay a similar dividend in cash or shares of Series C Preferred Stock or make a similar distribution of shares of the Series C Preferred Stock; (ii) subdivide its outstanding shares of Common Stock into a greater number of shares then the Company shall similarly subdivide its outstanding shares of Series C Preferred Stock; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock then the Company shall similarly combine its outstanding shares of Series C Preferred Stock; or (iv) issue by reclassification of its shares of Common Stock or capital reorganization other securities of the Corporation, then the Corporation shall similarly issue by reclassification the shares of Series C Preferred Stock or capital reorganization other securities of the Corporation with respect to the Series C Preferred Stock.

The Series C Preferred Stock shall rank junior to the Corporation’s existing Series A and Series B preferred shares, and all future issuances of preferred stock the terms of which do not expressly provide that it ranks on a parity with or junior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up or dissolution of the Corporation.

Section 3.  Definitions.

The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:

(a)
“Business Day” means any day that is not Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(b)	“Certificate of Determination” means this Certificate of Determination of Heritage Oaks Bancorp, dated March 10, 2010.

(c)	“Common Stock” means the Corporation’s shares of Common Stock.

(d)	“Corporation” means Heritage Oaks Bancorp, a California corporation.

(e)
“Holder” means the Person in whose name the shares of the Series C Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

(f)
“Liquidation Preference” means, as to the Series C Preferred Stock, $3.25 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series C Preferred Stock pursuant to section 4(d)).

(g)	“Mandatory Conversion Date” has the meaning set forth in Section 5.

(h)	“Notice of Mandatory Conversion” has the meaning set forth in Section 6(a).

(i)	“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(j)	“Series C Preferred Stock” has the meaning set forth in Section 1.

(k)
“Shareholder Approval” means the shareholder approval necessary to approve (i) the conversion of the Series C Preferred Stock into Common Stock for purposes of Rule 5635 of the NASDAQ Stock Market Rules, and (ii) an amendment to the Articles of Incorporation to increase the authorized number of Common Stock necessary for issuance pursuant to the conversion of the Series C Preferred Stock.

Section 4.  Liquidation.

(a)
In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions per share of Series C Preferred Stock in an amount equal to the Liquidation Preference, plus an amount equal to (i) any accrued and unpaid dividends (regardless of whether any dividends are actually declared) and (ii) any authorized and declared but unpaid dividends thereon, to and including the date of such liquidation, out of assets legally available for distribution to the Corporation’s stockholders, before any distribution of assets is made to the holders of the Common Stock.  After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.

(b)
In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series C Preferred Stock, Holders shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c)
The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

(d)
Whenever the number of shares of Series C Preferred Stock is adjusted as required under Section 2, the then current Liquidation Preference shall be adjusted by multiplying the Liquidation Preference immediately prior to the adjustment by a fraction, the numerator of which shall be the number of shares of Series C Preferred Stock outstanding immediately prior to such adjustment, and the denominator of which shall be the number of shares of Series C Preferred Stock outstanding immediately after such adjustment.

Section 5.  Mandatory Conversion.

Prior to receipt of the Shareholder Approval, the Series C Preferred Stock shall not be convertible into shares of Common Stock.  Following receipt of Shareholder Approval, effective as of the date a Holder transfers any shares of Series C Preferred Stock (the “Mandatory Conversion Date”) to a non-affiliate of the Holder, each such transferred share of Series C Preferred Stock shall automatically convert into one share of Common Stock as set forth below.

Section 6.  Conversion Procedures.

(a)
A Holder shall provide written notice of its intent to transfer shares of the Series C Preferred Stock at least 3 Business Days prior to any transfer (such notice a “Notice of Mandatory Conversion”).  In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion shall state, as appropriate:

(i)	the intended date of transfer;

(ii) the number of shares of Series C Preferred Stock proposed to be transferred by a Holder; and

(iii) information concerning the proposed transferee sufficient to allow the Corporation’s transfer agent to effect issuance of shares of Common Stock to such transferee.

(b)
Effective immediately prior to the close of business on the Mandatory Conversion Date with respect to any shares of Series C Preferred Stock dividends shall no longer be declared on any such shares of Series C Preferred Stock and such shares of Series C Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder’s transferee to receive (i) shares of Common Stock issuable upon such mandatory conversion, and (ii) any declared and unpaid dividends on such share, as applicable.

(c)
Shares of Series C Preferred Stock duly converted in accordance with this Certificate of Determination, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued Series C Preferred Stock and available for future issuance.  The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series C Preferred Stock; provided, however, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series C Preferred Stock below the number of shares of Series C Preferred Stock then outstanding.

(d)
The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series C Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the Mandatory Conversion Date with respect thereto.  Notwithstanding anything herein to the contrary, in the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series C Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to withhold issuance of the Common Stock until such time as the Holder provides the required information.

(e)
On the Mandatory Conversion Date with respect to any share of Series C Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder’s transferee (or, at the Corporation’s option such shares shall be registered in book-entry form) upon presentation and surrender of the certificate evidencing the Series C Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

Section 7.  Voting Rights.

(a)	Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law and (ii) voting rights described in Section 7(b).

(b)
So long as any shares of Series C Preferred Stock are outstanding, the vote or consent of the Holders of a majority of the shares of Series C Preferred Stock at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by California law:

(i)
any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Corporation’s Articles of Incorporation (including this Certificate of Determination) or the Corporation’s bylaws that would alter or change the rights, preferences or privileges of the Series C Preferred Stock so as to affect them adversely; or

(ii)
the consummation of a binding share exchange or reclassification involving the Series C Preferred Stock or a merger or consolidation of the Corporation with another entity, except that the Holders will have no right to vote under this provision or under California law if in each case (a) the Series C Preferred Stock remains outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and (b) such Series C Preferred Stock remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, taken as a whole, as are not materially less favorable to the Holders thereof than the rights, preferences, privileges and voting powers of the Series C Preferred Stock, taken as a whole.

provided, however, that any increase in the amount of the authorized preferred stock or any securities convertible into preferred stock or the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock or any securities convertible into preferred stock ranking equally with and/or junior to the Series C Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Corporation’s liquidation, dissolution or winding up will not, in and of itself, be deemed to adversely affect rights, preferences or privileges of the Series C Preferred Stock and, to the fullest extent permissible by California law, Holders will have no right to vote solely by reason of such an increase, creation or issuance.

(c)
Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series C Preferred Stock shall have been converted into shares of Common Stock.

(d)
If the Board of Governors of the Federal Reserve determines that the Series C Preferred Stock is classified as “voting stock” for the purposes of the Bank Holding Company Act, the Holders and the Company will make such reasonable modifications to the voting rights in this Section 7 so that the Series C Preferred Stock is no longer considered “voting stock.”

Section 8.  Reservation of Common Stock.

(a)
The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock solely for issuance upon the conversion of shares of Series C Preferred Stock as provided in this Certificate of Determination free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock, then outstanding.  For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series C Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(b)
All shares of Common Stock delivered upon conversion of the Series C Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.

(c)
Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series C Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(d)
The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on The NASDAQ Capital Market or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series C Preferred Stock.

Section 9.  Replacement Certificates.

(a)
The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation.  The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.

(b)
The Corporation shall not be required to issue any certificates representing the Series C Preferred Stock on or after the Mandatory Conversion Date.  In place of the delivery of a replacement certificate following the Mandatory Conversion Date, the Corporation, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock pursuant to the terms of the Series C Preferred Stock formerly evidenced by the certificate.

Section 10.  Miscellaneous.

(a)
All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Determination) with postage prepaid, addressed:  (i) if to the Corporation, 545 12th Street, Paso Robles, CA 93446, Attention: President, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation, or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

(b)
The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series C Preferred Stock or shares of Common Stock or other securities issued on account of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities.  The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series C Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

(c)
All payments on the shares of Series C Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the holders thereof.

(d)
No share of Series C Preferred Stock shall have any rights of preemption whatsoever under this Certificate of Determination as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

(e)
The shares of Series C Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation or as provided by applicable law.

Resolved, that all actions taken by the officers and directors of the Corporation or any of them in connection with the foregoing resolutions through the date hereof be, and they hereby are, ratified and approved.

IN WITNESS WHEREOF, the undersigned have caused this Certificate of Determination to be executed this 10th day of March, 2010.

_________________
Lawrence P. Ward

__________________
William Raver

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.
_________________
Lawrence P. Ward

_________________
William Raver

Date: March 10, 2010.

APPENDIX “D”
Securities Purchase Agreements

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 5, 2010, by and among Heritage Oaks Bancorp, a California corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.            The Company and each Purchaser is executing and delivering this Agreement in the same form as each other Purchaser, and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.            Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the Company’s Series B mandatorily convertible cumulative perpetual preferred stock, $1,000 liquidation preference per share (the “Preferred Stock”), set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be not less than [*] shares of Preferred Stock (not taking into account the Patriot Additional Shares or the Series C Preferred Shares, as such terms are defined herein) and shall be collectively referred to herein, including for such purposes the Patriot Additional Shares and the Series C Preferred Shares, as the “Preferred Shares”).  When purchased, the Preferred Stock will have the terms set forth in a certificate of determination for the Preferred Stock in the form attached as Exhibit A hereto (the “Certificate of Determination”) made a part of the Company’s Articles of Incorporation, as amended, by the filing of the Certificate of Determination with the California Secretary of State (the “California Secretary”).  Except as otherwise provided herein, the Preferred Stock will convert into shares (the “Underlying Shares” and, together with the Preferred Shares and the Series C Preferred Shares, the “Securities”) of the Common Stock, no par value per share, of the Company (the “Common Stock”), subject to and in accordance with the terms and conditions of the Certificate of Determination.

C.           Patriot Financial Partners, L.P. and Patriot Financial Parallel Partners, L.P. (collectively referred to herein as “Patriot”) are initially purchasing in the offering contemplated hereby [*] shares of the Preferred Stock the (“Patriot Shares”). If certain conditions are satisfied as set forth herein, the Company agrees to sell, and Patriot agrees to purchase, in each case upon the terms and conditions stated in this Agreement, an additional [*] shares of Preferred Stock (the “Additional Patriot Shares”).  The sale of the Additional Patriot Shares may occur as of the Closing Date or subsequent thereto.

D.           Castle Creek Capital Partners IV, LP (“Castle Creek”) is purchasing [*] shares of the Preferred Stock (“Castle Creek Shares”) and [*] shares of the Company’s Series C convertible perpetual preferred stock, $3.50 liquidation preference per share (“Series C Preferred Shares”).  When purchased, the Series C Preferred Shares will have the terms set forth in a certificate of determination for the Series C Preferred Shares in the form attached as Exhibit B hereto (the “Series C Certificate of Determination”) made a part of the Company’s Articles of Incorporation, as amended, by the filing of the Castle Creek Certificate of Determination with the California Secretary.

E.           Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Securities under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

F.            The Company has engaged Sandler O’Neill & Partners, L.P., and FIG Partners, L.L.C. as its exclusive placement agents (the “Placement Agents”) for the offering of the Preferred Shares and Series C Preferred Shares.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Article I:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Articles of Incorporation” means the Articles of Incorporation of the Company and all amendments and certificates of determination thereto, as the same may be amended from time to time.

“Bank” means the Company’s wholly owned subsidiary, Heritage Oaks Bank, a California banking corporation.

“Bank Board” has the meaning set forth in Section 4.18.

“Bank Board Observer” has the meaning set forth in Section 4.18.

“Bank Board Representative” has the meaning set forth in Section 4.18.

“BHC Act” means the Bank Holding Company Act of 1956, as amended.

“Board Representative” has the meaning set forth in Section 4.18.

“Burdensome Condition” has the meaning set forth in Section 5.1(i).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Buy-In” has the meaning set forth in Section 4.1(e).

“Buy-In Price” has the meaning set forth in Section 4.1(e).

“California Courts” means the state and federal courts sitting in the State of California.

“California Secretary” has the meaning set forth in the Recitals.

“Castle Creek” has the meaning set forth in the Recitals.

“Castle Creek Shares” has the meaning set forth in the Recitals.

“Certificate of Determination” has the meaning set forth in the Recitals.

“Closing” means the initial closing of the purchase and sale of the Preferred Shares pursuant to this Agreement which may include the Additional Patriot Shares if the conditions to the sale thereof have been satisfied prior to the Closing Date.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied, or such other date as the parties may mutually agree.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company Counsel” means Stuart | Moore.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company Reports” has the meaning set forth in Section 3.1(kk).

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement after reasonable investigation.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Deadline Date” has the meaning set forth in Section 4.1(e).

“DFI” means the California Department of Financial Institutions.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“DTC” means The Depository Trust Company.

“Effective Date” means the date on which the initial Registration Statement required by the terms hereof is first declared effective by the Commission.

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“ERISA” has the meaning set forth in Section 3.1(qq).

“Escrow Agreement” has the meaning set forth in Section 2.1(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Reserve” has the meaning set forth in Section 3.1(kk).

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Indemnified Person” has the meaning set forth in Section 4.8(b).

“Intellectual Property” has the meaning set forth in Section 3.1(r).

“Legend Removal Date” has the meaning set forth in Section 4.1(c).

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Effect” means, with respect to the Company, any change, circumstance or effect, individually or in the aggregate, that (i) is, or is reasonably expected to be materially adverse to the business, results of operations, prospects, or condition (financial or otherwise), of the Company and its Subsidiaries taken as a whole, or (ii) could materially impair the ability of the Company to perform its obligation under this Agreement or to consummate the Closing; provided, however, in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following:   (A) changes, after the date hereof, in generally accepted accounting principles or regulatory accounting requirements applicable to financial institutions generally, except to the extent such change disproportionately adversely affects the Company and its Subsidiaries, taken as a whole, (B) changes, after the date hereof, in laws of general applicability or interpretations thereof by courts or governmental authorities, (C) actions or omissions by any party taken with the prior written permission of the other party or upon the recommendation of the other party or required under this Agreement, (D)  the imposition and announcement of any regulatory enforcement action by the FDIC and DFI as to Bank and by the Federal Reserve as to Company to the extent such matters were as disclosed on Schedule 3.1(mm) as of the date of this Agreement, or (E) changes, after the date hereof, in global or national or regional political conditions (including the outbreak of war or acts of terrorism) or in general or regional economic or market conditions affecting financial institutions or their holding companies generally except to the extent that any such changes in general or regional economic or market conditions have a disproportionate adverse effect on such party.

“Material Contract” means any contract of the Company that was filed as an exhibit to the SEC Reports on file as of the date of this Agreement pursuant to Item 601 of Regulation S-K.

“Material Permits” has the meaning set forth in Section 3.1(p).

“Money Laundering Laws” has the meaning set forth in Section 3.1(ii).

“New Security” has the meaning set forth in Section 4.21(a).

“Non-Public Information” has the meaning set forth in Section 4.6.

“Non-Control Determination” has the meaning set forth in Section 4.15.

“Non-Voting Common Stock” has the meaning set forth in the Recitals.

“Observer” has the meaning set forth in Section 4.18.

“Outside Date” means the thirtieth day following the date of this Agreement; provided that if such day is not a Business Day, the first day following such day that is a Business Day.

“Patriot” has the meaning set forth in the Recitals.

“Patriot Shares” has the meaning set forth in the Recitals.

“Patriot Additional Shares” has the meaning set forth in the Recitals.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agents” has the meaning set forth in the Recitals.

“Preferred Shares” has the meaning set forth in the Recitals.

“Preferred Stock” has the meaning set forth in the Recitals.

“Press Release” has the meaning set forth in Section 4.6.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NASDAQ Capital Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or any other amendments and supplements to such prospectus, including without limitation any preliminary prospectus, any pre-effective or post-effective amendment and all material incorporated by reference in any prospectus.

“Purchase Price” means $1,000.00 per Preferred Share and $3.50 per Series C Preferred Share.

 “Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

 “Purchaser Party” has the meaning set forth in Section 4.8(a).

 “Registration Rights Agreement” has the meaning set forth in the Recitals.

 “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“Regulatory Agreement” has the meaning set forth in Section 3.1(mm).

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(iv).

“Securities” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended.

“Series C Certificate of Determination” has the meaning set forth in the Recitals.

“Series C Preferred Shares” has the meaning set forth in the Recitals.

“Shareholder Approval” has the meaning set forth in Section 4.11.

“Stock Certificates” has the meaning set forth in Section 2.2(a)(ii).

“Shareholder Proposal” has the meaning set forth in Section 4.11.

“Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Preferred Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)”, provided, however, with respect to Patriot, Subscription Amount means the purchase of the Patriot Shares as set forth on Patriot’s signature page to this Agreement and shall only include the Additional Patriot Shares to extent the condition precedent to their purchase are ratified.

“Subsidiary” means any entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided , that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Certificate of Determination and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer & Trust Company, or any successor transfer agent for the Company.

“Underlying Shares” has the meaning set forth in the Recitals.

ARTICLE II.
PURCHASE AND SALE

2.1          Closing.

(a)           Purchase of Preferred Shares.  Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Preferred Shares set forth below such Purchaser’s name on the signature page of this Agreement at a per Preferred Share price equal to the Purchase Price, and Castle Creek will purchase, in addition, the [*] shares of Series C Preferred Stock.  With respect to Patriot, unless the conditions set forth in Section 2.3 are satisfied, Patriot shall only purchase the Patriot Shares at the Closing. If the conditions of Section 2.3 are satisfied at or prior to the Closing Date, then Patriot shall also purchase the Additional Patriot Shares as of the Closing Date.

(b)           Closing.  The Closing of the purchase and sale of the Preferred Shares shall take place at the offices of the Company, 1222 Vine Street, Paso Robles, CA  93446, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree and shall occur no later than the fifth Business Day following the date on which the conditions to closing set forth in Article V are satisfied (other than those conditions that by their nature are to be satisfied at Closing but subject to the fulfillment or waiver of those conditions).

(c)           Delivery and Payment.  At the Closing, the Company shall deliver to each of the respective Purchasers a certificate or certificates, in such reasonable denominations as the Purchaser may have designated in writing not less than three days before the Closing, and registered in the name of the Purchaser (or its designee or nominee), representing the number of Preferred Shares the Purchaser is acquiring in the transaction. At the Closing, the Purchaser shall deliver the purchase price of his respective Subscription Amount in immediately available funds by wire transfer to:

ABA Routing Number:	122239982
Beneficiary:	Heritage Oaks Bancorp
Acct #:	001 901 664
Attn:	Margaret Torres

 (d)            Delivery into Escrow.  At the Closing, unless the conditions of Section 2.3 have been satisfied prior thereto, Patriot shall place in escrow pursuant to the terms of the escrow agreement attached hereto as Exhibit D (the “Escrow Agreement”) an amount equal to the purchase price of the Additional Patriot Shares. Patriot, the Company and the escrow agent will enter into the Escrow Agreement as of the Closing Date to the extent the conditions precedent to the purchase of the Additional Patriot Shares have not been satisfied as of the Closing Date.

2.2          Closing Deliveries.

(a)           On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i)	this Agreement, duly executed by the Company;

(ii)
one or more stock certificates (if physical certificates are required by the Purchaser to be held immediately prior to Closing; if not, then facsimile or “.pdf” copies of such certificates shall suffice for purposes of Closing with the original stock certificates to be delivered within three Business Days of the Closing Date), evidencing the Preferred Shares subscribed for by Purchaser hereunder, registered in the name of such Purchaser or as otherwise set forth on the Investor Questionnaire included as Exhibit E, hereto, (the “Stock Certificates”) (or, if the Company and such Purchaser agree, the Company shall cause to be made a book-entry record through the facilities of DTC representing the Preferred Shares registered in the name of such Purchaser or as otherwise set forth on the Investor Questionnaire);

(iii)	a legal opinion of Company Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit F, executed by such counsel and addressed to the Purchasers; and

(iv)
a certificate of the Secretary of the Company, in the form attached hereto as Exhibit G (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the articles of incorporation, as amended, and by-laws, as amended, of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(v)	the Compliance Certificate referred to in Section 5.1(g);

(vi)
The Company shall have delivered a certificate evidencing the formation and good standing of each of the Company and Heritage Oaks Bank in its respective jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within five (5) business days of the Closing Date; and

(vii)	the Escrow Agreement executed by the Company and the escrow agent (to the extent the conditions of Section 2.3 are not satisfied prior to closing).

(b)          On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)	this Agreement, duly executed by such Purchaser;

(ii)
its Subscription Amount, in U.S. dollars and in immediately available funds, in the amount indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer in accordance with the Company’s written instructions;

(iii)	a fully completed and duly executed Investor Questionnaire, reasonably satisfactory to the Company in the form attached hereto as Exhibit E; and

(iv)
with respect to Patriot, if the conditions of Section 2.3 have not been satisfied as of the Closing Date, an executed copy of the Escrow Agreement and the transfer to the escrow agent pursuant to said agreement of the purchase price for the Additional Patriot Shares in U.S. dollars and in immediately available funds.

2.3          Purchase of Additional Patriot Shares. In the event the conditions precedent to Patriot being permitted to purchase the Additional Patriot Shares set forth in Sections 5.1(i) and 5.3 hereof are satisfied, and if such satisfaction occurs subsequent to the Closing Date, then within five Business Days thereafter, pursuant to the terms of the Escrow Agreement, the purchase price of the Additional Patriot Shares will be released to the Company and the Company will concurrently deliver to Patriot one or more Stock Certificates evidencing the Additional Patriot Shares registered in the name of Patriot as directed thereby.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company.  The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers that:

(a)           Subsidiaries.  The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)           Organization and Qualification.  The Company and each of its “Significant Subsidiaries” (as defined in Rule 1-02 of Regulation S-X) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted.   Neither the Company nor any Significant Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect.  The Company is duly registered as a bank holding company under the BHC Act.  The Bank’s deposit accounts are insured up to applicable limits by the Federal Deposit Insurance Corporation, and all premiums and assessments required to be paid in connection therewith have been paid when due. The Company has conducted its business in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect.

(c)           Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, including, without limitation, to issue the Preferred Shares, including the Additional Patriot Shares, in accordance with the terms hereof and, subject to Shareholder Approval, to issue the Underlying Shares in accordance with the Certificate of Determination. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Shares and the Underlying Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. Except for Material Contracts, there are no stockholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.

(d)           No Conflicts.  The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Preferred Shares and the Underlying Shares) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company or any Subsidiary, (ii)  conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, the issuance of the Preferred Shares and the Underlying Shares), other than (i) obtaining Shareholder Approval to issue the Underlying Shares in accordance with the terms of the Certificate of Determination, (ii) the filing of the Certificate of Determination with the California Secretary, (iii) the filing with the Commission of one or more Registration Statements in accordance with the requirements set forth herein, (iv) filings required by applicable state securities laws, (v) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (vi) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Underlying Shares and the listing of the Underlying Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (vii) the filings required in accordance with Section 4.6 of this Agreement and (viii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f)           Issuance of the Shares.  The issuance of the Preferred Shares has been duly authorized and the Preferred Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.  The issuance of the Underlying Shares has been duly authorized and the Underlying Shares, when issued in accordance with the terms of the Certificate of Determination, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.  Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

(g)           Capitalization.  The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(g).  All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as set forth in Schedule 3.1(g): (i) no shares of the Company’s outstanding capital stock are subject to preemptive rights or any other similar rights; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, other than those issued or granted pursuant to Material Contracts or equity or incentive plans or arrangements described in the SEC Reports as of the date of this Agreement; (iii) there are no material outstanding debt securities, notes,  credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is bound; (iv) except for registration obligations set forth herein, there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act; (v) there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vi) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (vii) the Company has no liabilities or obligations required to be disclosed in the SEC Reports but not so disclosed in the SEC Reports as of the date of this Agreement, which, individually or in the aggregate, will have or would reasonably be expected to have a Material Adverse Effect.  There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

(h)           SEC Reports; Disclosure Materials.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since December 31, 2008 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)           Financial Statements.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate.

(j)           Tax Matters.  The Company (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to have a Material Adverse Effect.

(k)           Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports filed prior to the date of this Agreement, except as disclosed in subsequent SEC Reports filed prior to the date of this Agreement, the businesses of the Company and its Significant Subsidiaries have been conducted only in the ordinary course, in substantially the same manner as theretofore conducted, and there has not occurred since December 31, 2008, any event that has had a Material Adverse Effect.

(l)           Environmental Matters.  Neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; in each case, which violation, contamination, liability or claim has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the Company’s Knowledge, there is no pending or threatened investigation that might lead to such a claim.

(m)           Litigation.  There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Preferred Shares or the Underlying Shares or (ii) except as disclosed in the SEC Reports as of the date of this Agreement, is reasonably likely to have a Material Adverse Effect, individually or in the aggregate, if there were an unfavorable decision. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.

(n)           Employment Matters.  No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which would have or reasonably be expected to have a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good.  To the Company’s Knowledge, no executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.  The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(o)           Compliance.  Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule, regulation, policy or guidelines or order of any governmental authority applicable to the Company or any of its Subsidiaries, or which would have the effect of revoking or limiting FDIC deposit insurance, except in each case as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(p)           Regulatory Permits.  The Company and each of its Subsidiaries possess or have applied for all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as conducted and as described in the SEC Reports on file as of the date of this Agreement, except where the failure to possess such permits, individually or in the aggregate, has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”), and (i) neither the Company nor any of its Subsidiaries has received any notice in writing of proceedings relating to the revocation or material adverse modification of any such Material Permits and (ii) the Company is unaware of any facts or circumstances that would give rise to the revocation or material adverse modification of any Material Permits.

(q)           Title to Assets.  The Company and its Subsidiaries have good and marketable title to all real property and tangible personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens except such as do not materially affect the value of such property or do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(r)           Patents and Trademarks.  The Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted or as proposed to be conducted as disclosed in the SEC Reports on file as of the date of this Agreement except where the failure to own, possess, license or have such rights would not have or reasonably be expected to have a Material Adverse Effect.  Except as set forth in the SEC Reports on file as of the date of this Agreement and except where such violations or infringements would not have or reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property; (b) there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

(s)           Insurance.  The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged.  Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(t)           Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports on file as of the date of this Agreement and other than the grant of stock options or other equity awards that are not individually or in the aggregate material in amount, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(u)           Internal Control Over Financial Reporting.  Except as set forth in the SEC Reports on file as of the date of this Agreement, the Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and such internal control over financial reporting is effective.

(v)           Sarbanes-Oxley; Disclosure Controls.  The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. Except as disclosed in the SEC Reports on file as of the date hereof, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), and such disclosure controls and procedures are effective.

(w)           Certain Fees.  No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agents with respect to the offer and sale of the Shares (which placement agent fees are being paid by the Company). The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(x)           Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Investor Questionnaires, no registration under the Securities Act is required for the offer and sale of the Preferred Shares by the Company to the Purchasers under the Transaction Documents.  The issuance and sale of the Preferred Shares hereunder does not contravene the rules and regulations of the Principal Trading Market and, upon Shareholder Approval, the issuance of the Underlying Shares in accordance with the Certificate of Determination will not contravene the rules and regulations of the Principal Trading Market.

(y)           Registration Rights.  Other than each of the Purchasers, except as set forth on Schedule 3.1(y), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(z)           No Integrated Offering.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company’s  Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Preferred Shares as contemplated hereby.

(aa)           Listing and Maintenance Requirements.  The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason  to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market.

(bb)           Investment Company.  Neither the Company nor any of its Subsidiaries is required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(cc)           Questionable Payments.  Neither the Company nor any of its Subsidiaries, nor any directors, officers, nor to the Company’s Knowledge, employees, agents or other Persons acting at the direction of or on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official or employee.

(dd)          Application of Takeover Protections; Rights Agreements.  The Company has not adopted any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(ee)           Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed and would have or reasonably be expected to have a Material Adverse Effect.

(ff)            Acknowledgment Regarding Purchasers’ Purchase of Preferred Shares.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Preferred Shares.

(gg)          Absence of Manipulation.  The Company has not, and to the Company’s Knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(hh)          OFAC.  Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly directly or indirectly use the proceeds of the sale of the Preferred Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(ii)            Money Laundering Laws.  The operations of each of the Company and any Subsidiary are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and to the Company’s Knowledge, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or threatened.

(jj)             No Additional Agreements.  The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(kk)           Reports, Registrations and Statements.  Since January 1, 2008, the Company and each Subsidiary have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the FDIC, the DFI, and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement would not have or reasonably be expected to have a Material Adverse Effect. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied as to form in all material respects with all the rules and regulations promulgated by the Federal Reserve, the FDIC, the DFI and any other applicable foreign, federal or state securities or banking authorities, as the case may be.

(ll)             Adequate Capitalization.  As of December 31, 2009, the Company’s Subsidiary insured depository institution meets or exceeds the standards necessary to be considered “well capitalized” under the Federal Deposit Insurance Company’s regulatory framework for prompt corrective action.

(mm)           Agreements with Regulatory Agencies; Compliance with Certain Banking Regulations.  Except as disclosed in Schedule 3.1(mm), neither the Company nor any Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2008, has adopted any board resolutions at the request of, any governmental entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business (each item in this sentence, a “Regulatory Agreement”), nor has the Company or any Subsidiary been advised since December 31, 2008 by any governmental entity that it is considering issuing, initiating, ordering, or requesting any such Regulatory Agreement.  With respect to any matters requiring Board action prior to the date of this Agreement or Closing, as applicable, that were set forth in writing by any of the Federal Reserve, the FDIC or the DFI, the Company and its Subsidiaries have addressed such matters in all material respects.

The Company has no knowledge of any facts and circumstances, and has no reason to believe that any facts or circumstances exist, that would cause the Bank: (i) to be deemed not to be in satisfactory compliance with the Community Reinvestment Act and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory”; (ii) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act, the Patriot Act, any order issued with respect to anti-money laundering by the OFAC, or any other anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance, in any material respect, with all applicable privacy of customer information requirements contained in any federal and state privacy laws and regulations as well as the provisions of all information security programs adopted by the Subsidiaries.

Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and each Subsidiary has properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents, applicable federal and state law and regulation and common law.  None of the Company, any Subsidiary or any director, officer or employee of the Company or any Subsidiary has committed any breach of trust or fiduciary duty with respect to any such fiduciary account that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the accountings for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

(nn)           No General Solicitation or General Advertising.  Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Preferred Shares.

(oo)           Mortgage Banking Business.  Except as has not had and would not reasonably be expected to have a Material Adverse Effect:

   (i)           The Company and each of its Subsidiaries has complied with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Company or any of its Subsidiaries satisfied, (A) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (B) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company or any of its Subsidiaries and any Agency, Loan Investor or Insurer, (C) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (D) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

   (ii)           No Agency, Loan Investor or Insurer has (A) claimed in writing that the Company or any of its Subsidiaries has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company or any of its Subsidiaries to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) imposed in writing restrictions on the activities (including commitment authority) of the Company or any of its Subsidiaries or (C) indicated in writing to the Company or any of its Subsidiaries that it has terminated or intends to terminate its relationship with the Company or any of its Subsidiaries for poor performance, poor loan quality or concern with respect to the Company’s or any of its Subsidiaries’ compliance with laws,

For purposes of this Section 3(oo):  (A) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Farmers Home Administration (now known as Rural Housing and Community Development Services), the Federal National Mortgage Association, the Federal National Mortgage Association, the U.S. Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company or any of its Subsidiaries or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including state and local housing finance authorities; (B) “Loan Investor” means any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company or any of its Subsidiaries or a security backed by or representing an interest in any such mortgage loan; and (C) “Insurer” means a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company or any of its Subsidiaries, including the Federal Housing Administration, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

(pp)           Risk Management Instruments.  Except as has not had or would not reasonably be expected to have a Material Adverse Effect, since January 1, 2008, all material derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries, were entered into (1) only in the ordinary course of business, (2) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies and (3) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms.  Neither the Company or the Company Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its material obligations under any such agreement or arrangement.

(qq)           ERISA.  The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(rr)            Shell Company Status.  The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

(ss)            Reservation of Underlying Shares.  The Company has reserved, and will continue to reserve, free of any preemptive or similar rights of stockholders of the Company, a number of unissued shares of Common Stock, sufficient to issue and deliver the Underlying Shares into which the Preferred Shares are convertible, assuming Shareholder Approval has been obtained.

(tt)            Regulatory Capital Levels.  At the Closing Date, taking into account the proceeds of the capital raise contemplated as part of this Transaction and assuming, (i) (with respect to the Company only) the conversion of the Preferred Shares and (ii) the net proceeds this capital raise are contributed by Company to Heritage Oaks Bank in accordance with Section 4.10, the Company and Heritage Oaks Bank will each have a leverage ratio of not less than 10.0% and a total risk-based capital ratio of not less than 12.0%.

(uu)            Loan Loss Reserves.  As of the date hereof and as of the Closing Date, the Company’s management has concluded that the loan loss reserves of Heritage Oaks Bank are adequate.

(vv)            Change in Control.  Except as disclosed on Schedule 3.1(vv), the issuance of the Preferred Shares and the Series C Preferred Shares to the Purchasers as contemplated by this Agreement will not trigger any rights under any “change of control” provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including any employment, “change in control,” severance or other compensatory agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

3.2          Representations and Warranties of the Purchasers.  Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)           Organization; Authority.  If such Purchaser is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. If such Purchaser is an entity, the execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. If such Purchaser is an entity, this Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)           No Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Purchaser (if such Purchaser is an entity), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)           Investment Intent.  Such Purchaser understands that the Preferred Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Preferred Shares as principal for its own account and not with a view to, or for distributing or reselling such Preferred Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Preferred Shares for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such  Preferred Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and, if applicable, any regulations or policies of the Federal Reserve. Such Purchaser is acquiring the Preferred Shares hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Preferred Shares (or any securities which are derivatives thereof) to or through any person or entity.

(d)           Purchaser Status.  At the time such Purchaser was offered the Preferred Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)           General Solicitation.  Such Purchaser is not purchasing the Preferred Shares as a result of the registration statement on Form S-1 filed by the Company on November 6, 2009, and withdrawn on January 15, 2010, any advertisement, article, notice or other communication regarding the Preferred Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)           Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Preferred Shares and, at the present time, is able to afford a complete loss of such investment.

(g)           Access to Information.  Such Purchaser acknowledges that it has received and reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Preferred Shares and the merits and risks of investing in the Preferred Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Preferred Shares.

(h)           Brokers and Finders.  Other than the Placement Agents with respect to the Company, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.  Purchaser acknowledges that it is purchasing the Preferred Shares directly from the Company and not from the Placement Agents.

(i)            Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase Preferred Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Preferred Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Shares. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Preferred Shares and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(j)            Reliance on Exemptions.  Such Purchaser understands that the Preferred Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Preferred Shares.

(k)           No Governmental Review.  Such Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Shares or the fairness or suitability of the investment in the Preferred Shares nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Shares.

(l)           Residency.  Such Purchaser’s residence (if an individual) or office in which its investment decision with respect to the Preferred Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

(m)          Trading.  Purchaser acknowledges that there is no trading market for the Preferred Stock, and no such market is expected to develop.

(n)           Knowledge as to Conditions.  As of the date of this Agreement, Purchaser has no reasonable basis to believe why any regulatory approvals, consents or statements of non-objection required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)           Compliance with Laws.  Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws.  In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 (provided that the transferor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company and the Transfer Agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent (it being agreed that in-house counsel for Purchaser shall be reasonably acceptable to Company), the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement with respect to such transferred Securities.  In addition, Patriot, to the extent it receives written confirmation from the Federal Reserve with respect to the Non-Control Determination set forth in Section 4.15 hereof, may only sell, transfer, assign or otherwise dispose of, in whole or in part, shares of Preferred Stock or the Underlying Shares only in accordance with and as permitted by guidance and policies established by the Federal Reserve as applicable and in effect at the time of any such transfer.

(b)           Legends.  Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and, with respect to Securities held in book-entry form, the Transfer Agent will record such a legend on the share register), until such time as they are not required under Section 4.1(c) or applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF SELLER AND BROKER REPRESENTATION LETTERS) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE).  NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

(c)           Removal of Legends.  The restrictive legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions.  Following the earlier of (i) the Effective Date or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Securities and without volume or manner-of-sale restrictions, the Company shall instruct the Transfer Agent to remove the legend from the Securities and shall cause its counsel to issue any legend removal opinion required by the Transfer Agent.

Any fees (with respect to the Transfer Agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.  If a legend is no longer required pursuant to the foregoing, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate or instrument representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and a representation letter to the extent required by Section 4.1(a), (such third Trading Day, the “Legend Removal Date”) deliver or cause to be delivered to such Purchaser a certificate or instrument (as the case may be) representing such Securities that is free from all restrictive legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c).  Certificates for Securities free from all restrictive legends may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with DTC as directed by such Purchaser.

(d)           Acknowledgement.  Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act. Except as otherwise provided below, while the above-referenced registration statement remains effective, each Purchaser hereunder may sell the Securities in accordance with the plan of distribution contained in the registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available or unless the Securities are sold pursuant to Rule 144.  Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the registration statement registering the resale of the Securities is not effective or that the prospectus included in such registration statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Securities until such time as the Purchaser is notified by the Company that such registration statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Securities pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.

(e)           Buy-In. If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates within three (3) Trading Days of receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following such three (3) Trading Day period, such Purchaser purchases (in an open market transaction or otherwise) Securities (or a broker or trading counterparty through which the Purchaser has agreed to sell shares makes such purchase) to deliver in satisfaction of a sale by the holder of Securities that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the Securities so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Securities) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such Securities and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of Securities, times (b) the closing bid price of such security on the Deadline Date.

4.2           Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock.  The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3           Furnishing of Information.  In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing, the Company shall maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  During such one year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available the information described in Rule 144(c)(2), if the provision of such information will allow resales of the Securities pursuant to Rule 144.

4.4           Form D and Blue Sky.  The Company agrees to timely file a Form D with respect to the Preferred Shares as required under Regulation D.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Preferred Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Preferred Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

4.5           No Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Preferred Shares in a manner that would require the registration under the Securities Act of the sale of the Preferred Shares to the Purchasers.

4.6           Securities Laws Disclosure; Publicity.  By 9:00 a.m., New York City time, on the Closing Date, the Company shall issue one or more press releases (collectively, the “Press Release”) reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby.  On or before 9:00 a.m., New York City time, on the fourth Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the Registration Rights Agreement and the Certificate of Determination)). To the extent not previously disclosed by the Company, in the Company’s Annual Report on Form 10-K for the 2009 fiscal year the Company shall disclose any material non-public information provided to any Purchaser (the “Non-Public Information”).  From and after the filing of the Form 10-K, no Purchaser shall be in possession of any material non-public information received prior to the date of this Agreement from the Company, any Subsidiary or any of their respective officers, directors or employees, that is not disclosed in the Form 10-K. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any Affiliate or investment adviser of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents with the Commission and (ii) to the extent such disclosure is required by law, at the request of the staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii).  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement and the Non-Public Information are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), except to the extent that Patriot is required to disclose information regarding the transactions contemplated hereby with respect to its filing with the Federal Reserve with respect to the Non-Control Determination or with respect to its filing with DFI requesting permission to acquire the Additional Patriot Shares.

4.7          Non-Public Information.  Except with the express written consent of such Purchaser and unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, the Company shall not, and shall cause each Subsidiary and each of their respective officers, directors, employees and agents, not to, and each Purchaser shall not directly solicit the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents to provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release.

4.8          Indemnification.

(a)           Indemnification of Purchasers.  In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against a Purchaser Party in any capacity, or any of them or their respective affiliates, by any stockholder of the Company who is not an affiliate of such Purchaser Party, with respect to any of the transactions contemplated by this Agreement.  The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

(b)           Conduct of Indemnification Proceedings.  Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.8(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however , that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially and adversely prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii)  the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.9           Listing of Common Stock.  The Company will use its reasonable best efforts to list the Underlying Shares for quotation on the NASDAQ Capital Market and maintain the listing of the Common Stock on the NASDAQ Capital Market.

4.10         Use of Proceeds. Except for $7.0 million of the net proceeds which will be retained by the Company, the remaining net proceeds of the capital raised through the transactions contemplated by this Agreement shall be contributed to Heritage Oaks Bank in the form of a cash contribution or purchase of additional common equity.

4.11         Shareholders Meeting.  The Company shall call a meeting of its shareholders, as promptly as practicable following the Closing, but in no event later than September 30, 2010, to vote on a proposal (the “Shareholder Proposal”) to approve (i) the conversion of the Preferred Shares and the Series C Preferred Shares into Common Stock for purposes of Rule 5635 of the NASDAQ Stock Market Rules, (ii) an increase in the number of authorized shares of Common Stock to allow for the conversion of the Preferred Shares and Series C Preferred Shares into Common Stock, and (iii) an amendment to the Company’s bylaws increasing the range of the board of directors by at least one member (such approval of the Shareholder Proposal, “Shareholder Approval”).  The Board of Directors of the Company shall recommend to the Company’s shareholders that such shareholders vote in favor of the Shareholder Proposal.  In connection with such meeting, the Company shall promptly prepare and file (but in no event more than thirty (30) days after the Closing Date) with the Commission a preliminary proxy statement, shall use its reasonable best efforts to respond to any comments of the Commission or its staff and to cause a definitive proxy statement related to such shareholders’ meeting to be mailed to the Company’s shareholders not more than fifteen (15) business days after clearance thereof by the Commission, and shall use its reasonable best efforts to solicit proxies for such Shareholder Approval, including, without limitation, engaging a nationally recognized proxy solicitation firm to assist in obtaining Shareholder Approval.  The Company shall notify Purchaser promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information (but the Company shall not provide any Purchaser with any material, nonpublic information, unless requested by such Purchaser and pursuant to a written agreement regarding the confidentiality and use of such information).  If at any time prior to such shareholders’ meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its shareholders such an amendment or supplement.  In the event that Shareholder Approval is not obtained at such shareholder meeting, the Company shall include a proposal to approve (and the Board of Directors shall recommend approval of) such proposal at a meeting of its shareholders to be held no less than once in each subsequent six-month period beginning on the date of such shareholder meeting until such approval is obtained.

4.12         Limitation on Beneficial Ownership.  Except as provided herein, no Purchaser (and its Affiliates or any other Persons with which it is acting in concert or whose holdings would otherwise be required to be aggregated for purposes of the BHC Act or the Change in Bank Control Act) will be entitled to purchase a number of Preferred Shares that would result in such Purchaser becoming, directly or indirectly, the beneficial owner (as determined under Rule 13d-3 under the Exchange Act) of more than 9.9% of the number of shares of Common Stock issued and outstanding (based on the number of outstanding shares as of the Closing Date), if converted at the conversion rate equal to the liquidation preference divided by $3.50. Notwithstanding the foregoing, if Patriot receives the Non-Control Determination from the Federal Reserve and the approval or non-objection of the DFI, its beneficial ownership may exceed 9.9% as long as it does not exceed 14.9% of the then outstanding shares of Common Stock of the Company giving effect to the conversion of the Preferred Stock owned thereby based on the conversion rate applicable thereto.

4.13         No Change of Control.  The Company shall use reasonable best efforts to obtain all necessary irrevocable waivers, adopt any required amendments and make all appropriate determinations so that the issuance of the Preferred Shares to the Purchasers will not trigger a “change of control” or other similar provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including without limitation any employment, “change in control,” severance or other agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

4.14         No Additional Issuances.  Between the date of this Agreement and the Closing Date, except for the issuance of shares of Common Stock issuable as of the date hereof as set forth in Schedule 3.1(g) and the Preferred Shares and Series C Preferred Shares being issued pursuant to this Agreement, the Company shall not issue or agree to issue any additional shares of Common Stock or other securities which provide the holder thereof the right to convert such securities into shares of Common Stock.

4.15         Regulatory Approvals.  Patriot shall use its reasonable best efforts to obtain, as promptly as practicable, all governmental, quasi-governmental, court or regulatory approvals, consents or statements of non-objection necessary to allow it to acquire the Additional Patriot Shares, including any approvals, consents or statements of non-objection required by the DFI and the Federal Reserve. Patriot agrees (i) that it will promptly, and in any event within ten calendar days of this Agreement submit to the Federal Reserve, to the extent it has not done so already, a request for determination that it shall not be deemed to “control” the Company or any subsidiary of the Company for purposes of Sections 3 or 4 of the BHC Act by reason of the purchase of the Additional Patriot Shares or any Underlying Shares related thereto or the consummation of the other transactions contemplated by this Agreement (a “Non-Control Determination”), and (ii) it will provide (and, if and as required by the Federal Reserve, will cause any of its general partners, managers, managing members or management companies or other controlling entities, as applicable) customary passivity commitments required by the Federal Reserve as of the date of this Agreement in connection with its request to obtain such determination. In addition, to the extent it has not already done so, Patriot will file with the DFI for permission to acquire the Additional Patriot Shares.

4.16        Management Rights.

(a) On the date of this Agreement, the Company and Patriot and the Company and Castle Creek are entering into a separate management rights agreements in the form of Exhibit H attached to and made part of this Agreement.

(b) The rights provided by this Section 4.16 are personal to Patriot and Castle Creek and in no event shall such rights be assignable.

4.17        Sale of Additional Patriot Shares. In the event that Patriot shall have received written confirmation from the FRB of its Non-Control Determination with respect to Patriot’s proposal to purchase the Additional Patriot Shares as well as receiving all other regulatory approvals or non-objections applicable to it including the approval or non-objection of the DFI, then, subject to the terms and conditions set forth herein, Patriot agrees to purchase and the Company agrees to sell Patriot the Additional Patriot Shares.

4.18        Governance Matters

 The Company covenants and agrees that, as provided in Section 4.11, it will submit to its shareholders at the next annual meeting thereof subsequent to the date hereof a proposal to increase the range of the size of the Board of Directors by at least one member.  Within ten Business Days subsequent to the Closing Date, the Company and the Bank will request the non-objection or approval of the Federal Reserve, the FDIC, and the DFI, to the extent required, for the appointment of the Patriot representative as provided in this Section 4.18.  The Company further covenants and agrees that within five days of receipt of the latter to occur of such shareholder approval or receipt of the non-objection or approval of the Federal Reserve, the FDIC and/or the DFI, the Board of Directors shall cause one person nominated by Patriot (a “Board Representative”) to be elected or appointed to the Board of Directors, subject to satisfaction of the legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Nominating and Governance Committee of the Board of Directors (such approval not to be unreasonably withheld or delayed).  After such appointment or election of a Board Representative, so long as Patriot beneficially owns (as determined in accordance with Rule 13d-3 under the Exchange Act) 4.9% of the outstanding shares of Common Stock whether acquired upon conversion of the Preferred Stock or otherwise (and treating each share of Preferred Stock that is not a share of Common Stock as if it had converted into Common Stock), the Company will be required to recommend to its shareholders the election of the Board Representative at the Company’s annual meeting, subject to satisfaction of the legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Nominating and Governance Committee of the Board of Directors (such approval not to be unreasonably withheld or delayed).  If Patriot no longer beneficially owns (as determined in accordance with Rule 13d-3 under the Exchange Act) the minimum number of shares of the Preferred Stock or the Common Stock specified in the prior sentence, Patriot will have no further rights under this Section 4.18, and, at the written request of the Board of Directors, shall use its reasonable best efforts to cause its Board Representative to resign from the Board of Directors as promptly as possible thereafter.

Any Board Representative (including any successor nominee) duly selected in accordance with Section 4.18 shall, subject to applicable law, be the Company’s and the Company’s Nominating and Governance Committee’s nominee to serve on the Board of Directors.  The Company shall use all reasonable best efforts to have the Board Representative elected as a director of the Company and the Company shall solicit proxies for each such person to the same extent as it does for any of its other nominees to the Board of Directors.

For only so long as Patriot has the right to nominate a Board Representative pursuant to Section 4.18, Patriot shall have the power to designate the Board Representative’s replacement upon the death, resignation, retirement, disqualification or removal from office of such director.  The Board of Directors will use its reasonable best efforts to take all action required to fill the vacancy resulting therefrom with such person (including such person, subject to applicable law, being the Company’s and the Nominating and Governance Committee’s nominee to serve on the Board of Directors, using all reasonable best efforts to have such person elected as director of the Company and the Company soliciting proxies for such person to the same extent as it does for any of its other nominees to the Board of Directors).

Any Board Representative shall be entitled to the same compensation and same indemnification in connection with his or her role as a director as the other members of the Board of Directors, and each Board Representative shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof, to the same extent as the other members of the Board of Directors.  The Company shall notify each Board Representative of all regular and special meetings of the Board of Directors and shall notify each Board Representative of all regular and special meetings of any committee of the Board of Directors of which the Board Representative is a member in accordance with the Company’s bylaws as then in effect.  The Company shall provide each Board Representative with copies of all notices, minutes, consents and other materials provided to all other members of the Board of Directors concurrently as such materials are provided to the other members.

At all times when Patriot has the right to a Board Representative as provided in Section 4.18, upon the written request of Patriot and in lieu of such Patriot’s nomination of a Board Representative, Patriot may appoint one individual to attend all meetings of the Board of Directors and all committees thereof (the “Observer”) and pursuant to this Section 4.18 hereof the board of directors of the Bank and all committees thereof, which individual shall be reasonably acceptable to the Board of Directors (such approval not to be unreasonably withheld or delayed); provided that the appointment by Patriot of an Observer shall not prevent Patriot from nominating a Board Representative in lieu of an Observer at a future time.  The Observer shall not have any right to vote on any matter presented to the Board of Directors or any committee thereof.  The Company shall give the Observer written notice of each meeting thereof at the same time and in the same manner as the members of the Board of Directors, shall provide the Observer with all written materials and other information given to members of the Board of Directors at the same time such materials and information are given to the members of the Board of Directors and shall permit the Observer to attend as an observer at all meetings thereof, and in the event the Company proposes to take any action by written consent in lieu of a meeting, the Company shall give written notice thereof to the Observer prior to the effective date of such consent describing the nature and substance of such action and including the proposed text of such written consents; provided, however, that (A) the Observer may be excluded from executive sessions comprised solely of independent directors by the lead or presiding independent director if, in his good faith judgment, such exclusion is to facilitate candid discussion of particularly sensitive matters (it being understood that it is not expected that the Observer would be excluded from routine executive sessions), (B) the Company or the Board of Directors shall have the right to withhold any information and to exclude the Observer from any meeting or portion thereof (1) if doing so is, in the reasonable good faith judgment of the Company, after consultation with counsel, advisable or necessary to protect the attorney-client privilege between the Company and counsel or (2) if the Board of Directors reasonably determines in good faith, after consultation with counsel, that attendance by the Observer would conflict with fiduciary requirements under applicable law and (C) Patriot shall cause its Observer to agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information provided to such Observer.  Patriot covenants and agrees to hold all such information obtained from its Observer as provided in the prior sentence in confidence pursuant to the Non-Disclosure Agreement entered into between the Company and Patriot dated January 22, 2010.

So long as Patriot has the right to appoint a Board Representative pursuant to this Section 4.18, Patriot shall have the right to either nominate one person (the “Bank Board Representative”) to be elected or appointed as director to the board of directors of the Bank (the “Bank Board”) or to appoint one person to attend all meetings of the Bank Board and all committees thereof as an observer (the “Bank Board Observer”); provided that the appointment by Patriot of a Bank Board Observer shall not prevent Patriot from nominating a Bank Board Representative in lieu of a Bank Board Observer at a future time.  The obligations of the Company otherwise with respect to, and the conditions on the appointment and, if applicable, directorship of, the Bank Board Representative and the Bank Board Observer shall be substantially the same as those with respect to or applicable to the Board Representative and Observer, respectively.

The rights provided by this Section 4.18 are personal to Patriot and in no event shall such rights be assignable.

4.19       No Rights Agreement.  The Company shall not enter into any poison pill agreement, stockholders’ rights plan or similar agreement that shall limit the rights of a Purchaser to acquire Common Stock unless such poison pill agreement, stockholders’ rights plan or similar agreement grants an exemption or waiver to the Purchaser immediately effective upon execution of such plan or agreement that would allow the Purchaser to acquire such Common Stock.

4.20       Certain Transactions.  The Company will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party, as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

4.21	Gross-Up Rights.

(a)           Sale of New Securities.  For so long as a Purchaser, together with its Affiliates, owns 4% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which any securities owned by the Purchaser are directly or indirectly convertible or exercisable and, for the avoidance of doubt, including as shares owned and outstanding all shares of Common Stock issued by the Company after the Closing) (before giving effect to any issuances triggering provisions of this Section), if at any time after the date hereof the Company makes any public or nonpublic offering or sale of Common Stock, or securities convertible into Common Stock (any such security, a “New Security”) (other than (i) any Common Stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated to be issued as of the date hereof; (ii) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company’s employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; or (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction), then the Purchaser shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities.  The amount of New Securities that the Purchaser shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the sum of (i) the number of shares of Common Stock held by the Purchaser, if any, and (ii) the number of shares of Common Stock represented by the Preferred Shares and Series C Preferred Shares held by the Purchaser on an as-converted basis as of such date, if any, and the denominator of which is the sum of (i) the number of shares of Common Stock then outstanding, (ii) the number of shares of Common Stock represented by the Preferred Shares and Series C Preferred Shares on an as-converted basis as of such date.  Notwithstanding anything herein to the contrary, in no event shall the Purchaser have the right to purchase securities hereunder to the extent such purchase would result in such Purchaser, together with its Affiliates, owning a greater percentage interest in the Company than such Purchaser held immediately prior to the issuance of the New Securities (counting for such purposes all shares of Common Stock into or for which any securities owned by the Purchaser are directly or indirectly convertible or exercisable).

(b)           Notice.  In the event the Company proposes to offer or sell New Securities (the “Offering”), it shall give the Purchaser written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing, and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than ten Business Days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company proposes to pursue any other offering.  If the information contained in the notice constitutes material non-public information (as defined under the applicable securities laws), the Company shall deliver such notice only to the individuals identified on the Purchaser’s signature page hereto, and shall not communicate the information to anyone else acting on behalf of the Purchaser without the consent of one of the designated individuals.  The Purchaser shall have ten Business Days from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Section 4.21 and as to the amount of New Securities the Purchaser desires to purchase, up to the maximum amount calculated pursuant to Section 4.21(a).  Such notice shall constitute a nonbinding indication of interest of the Purchaser to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it.  The failure of the Purchaser to respond within such ten Business Day period shall be deemed to be a waiver of such Purchaser’s rights under this Section 4.21 only with respect to the Offering described in the applicable notice.

(c)           Purchase Mechanism.  If the Purchaser exercises its rights provided in this Section 4.21, the closing of the purchase of the New Securities in connection with the closing of the Offering with respect to which such right has been exercised shall take place within 30 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 180 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or stockholder approvals).  Notwithstanding anything to the contrary herein, the closing of the purchase of the New Securities by the Purchasers will occur no earlier than the closing of the Offering triggering the right being exercised by the Purchaser.  Each of the Company and the Purchaser agrees to use its commercially reasonable efforts to secure any regulatory or stockholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(d)           Failure of Purchase.   In the event the Purchaser fails to exercise its rights provided in this Section 4.21 within said 10 Business Day period or, if so exercised, the Purchaser is unable to consummate such purchase within the time period specified in Section 4.21(c) above because of its failure to obtain any required regulatory or stockholder consent or approval, the Company shall thereafter be entitled (during the period of 60 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 90 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4.21 by the Purchaser or which the Purchaser is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable in the aggregate to the purchasers of such securities than were specified in the Company’s notice to the Purchaser.  Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or stockholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five Business Days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 180 days from the date of the applicable agreement with respect to such sale.  In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 180 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to the Purchaser in the manner provided above.

(e)           Non-Cash Consideration.  In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(f)           Termination.  Purchaser’s rights hereunder shall expire on the earlier of the following: (i) three (3) years from the Closing; or (ii) at such time that the Purchaser, together with its Affiliates, owns less than 4% of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which any securities owned by the Purchaser are directly or indirectly convertible or exercisable and, for the avoidance of doubt, including as shares owned and outstanding all Common Shares issued by the Company after the Closing) (before giving effect to any issuances triggering provisions of Section 4.21).

(g)           Cooperation.  The Company and the Purchaser shall cooperate in good faith to facilitate the exercise of the Purchaser’s rights under this Section 4.21, including to secure any required approvals or consents.

(h)           No Assignment of Rights.  The rights of a Purchaser described herein shall be personal to Purchaser and the transfer, assignment and/or conveyance of said rights from Purchaser to any other person and/or entity is prohibited and shall be void and of no force or effect.

ARTICLE V.
CONDITIONS PRECEDENT TO CLOSING

5.1         Conditions Precedent to the Obligations of the Purchasers to Purchase Preferred Shares.  The obligation of each Purchaser to acquire Preferred Shares at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)           Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Shares (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           No Suspensions of Trading in Common Stock; Listing.  The Common Stock (i) shall be designated for quotation or listed on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.  The Company shall have obtained approval of the Principal Trading Market to list the Underlying Shares.

(f)           Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(g)           Compliance Certificate.  The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit I.

(h)           Certificate of Determination.  The Company shall have filed the Certificate of Determination with the California Secretary.

(i)            Regulatory Approvals.  In the case of Patriot with respect to the purchase of the Additional Patriot Shares, Patriot shall have received written confirmation from the (a) Federal Reserve of its Non-Control Determination as to Patriot and (b) DFI its approval or non-objection; provided, however, that no such regulatory approval or non-objection or Non-Control Determination shall (A) impose any condition or requirement that would reasonably be expected to be materially burdensome to Patriot (including any material constraints or restrictions on the Patriot’s current business or investments but excluding any customary passivity commitments required as contemplated by Section 4.15) or (B) impose any restraint or condition on any limited partner of Patriot (including a requirement to file any application or notice under the BHC Act, the Change in Bank Control Act or any other federal or state banking law) (each a “Burdensome Condition”); and provided, further that the imposition of a Burdensome Condition in connection with a regulatory approval or Non-Control Determination shall constitute a denial of such regulatory approval or Non-Control Determination and such regulatory approval or Non-Control Determination shall be deemed not received for all purposes in this Agreement, including but not limited to Section 6.16 hereof.

(j)            Minimum Gross Proceeds.  The Company shall simultaneously issue and deliver at such Closing to the Purchasers hereunder in the aggregate at least sufficient shares of the Preferred Stock and Series C Preferred Shares against payment of an aggregate Purchase Price of at least $55.0 million (not taking into account the Patriot Additional Shares).

(k)           Termination.  This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

5.2         Conditions Precedent to the Obligations of the Company to sell Preferred Shares.  The Company’s obligation to sell and issue the Preferred Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties.  The representations and warranties made by the Purchaser in Section 3.2 hereof shall be true and correct as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b)           Performance.  Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Shares, all of which shall be and remain so long as necessary in full force and effect.

(e)           Purchasers Deliverables.  Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f)            Regulatory Approvals.  With respect to the sale of the Additional Patriot Shares, Patriot shall have received written confirmation from the Federal Reserve of its Non-Control Determination and the approval or non-objection of the DFI.

(g)           Termination.  This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

5.3         Sale of the Additional Patriot Shares.  In the event that Patriot has not received the written confirmation from the Federal Reserve of its Non-Control Determination and the approval or non-objection of the DFI with respect to the purchase of the Additional Patriot Shares prior to the Closing Date, then such sale shall not occur until such approval and Non-Control Determination are received.  Upon receipt of the Non-Control Determination and the DFI approval or non-objection, then within five Business Days thereafter, the funds previously deposited in the Escrow Agreement by Patriot shall be released to the Company and the Company shall deliver to Patriot certificates representing such Additional Patriot Shares, subject to the provisions of Section 6.16.  Except as otherwise provided herein, in the event Patriot does not receive by May 15, 2010, the necessary approvals or non-objection or Non-Control Determination in order to be able to permit it to purchase the Additional Patriot Shares, then Patriot or the Company, pursuant to the provisions of Section 6.16 may terminate this portion of the Agreement.  Upon termination of such obligation, the Escrow Agreement shall be terminated and the funds held thereby returned to Patriot.  The terms and conditions of this Section 5.3 shall have no effect whatsoever on the obligations of Patriot to purchase the Patriot Shares.

In the event that by May 7, 2010, with respect to Patriot’s proposed purchase of the Patriot Additional Shares Patriot has (i) not received the Non-Control Determination from the Federal Reserve or has reason to believe that it will be denied or that it will be requested to withdraw its submission thereto or (ii) not received the approval or non-objection of the DFI, Patriot shall have the option of purchasing instead [*] shares of Series C convertible perpetual preferred stock (the “Series C Preferred”).  If Patriot determines to purchase the Series C Preferred and provides written notice to the Company prior to May 15, 2010, the termination provisions with respect to the purchase of the Additional Patriot Shares set forth in Section 6.16 will be null and void.

ARTICLE VI.
MISCELLANEOUS

6.1         Fees and Expenses.  The parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby.  The Company shall pay all amounts owed to the Placement Agent relating to or arising out of the transactions contemplated hereby.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2         Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3         Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of  transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Heritage Oaks Bancorp
1222 Vine Street
Paso Robles, California 93446
Attention:  Lawrence P. Ward
Telephone: (805) 369-5260
Fax: (805) 369-5062

With a copy to:	Stuart | Moore
641 Higuera, Suite 302
San Luis Obispo, California 93401
Attention: Kenneth E. Moore, Esq.
Telephone: (805) 545-8590
Fax: (805) 545-8599

If to Purchaser:	At the address set forth on the signature page hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4         Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers affected by such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Preferred Shares.

            6.5             Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6         Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7         No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than Indemnified Persons.

6.8         Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced on a non-exclusive basis in the California Courts. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such California Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9         Survival.  Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Preferred Shares.

6.10       Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11       Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12       Replacement of Shares.  If any certificate or instrument evidencing any Preferred Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Preferred Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13       Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14       Payment Set Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15       Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  The decision of each Purchaser to purchase Preferred Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Preferred Shares or enforcing its rights under the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

6.16       Termination.  Except with respect to the Patriot Additional Shares, this Agreement may be terminated and the sale and purchase of the Preferred Shares abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date; provided, however , that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time; and provided, further, in the event this Agreement is terminated by Patriot or the Company, with respect to Patriot, such termination shall also terminate the obligations set forth in Sections 5.1(i) and 5.3, hereof.  The Company shall give prompt notice of any such termination to each other Purchaser, and, if necessary, work in good faith to restructure the transaction to allow each Purchaser that does not exercise a termination right to purchase the full number of securities set forth below such Purchaser’s name on the signature page of this Agreement while remaining in compliance with Section 4.12.  Subject to the provisions of Section 5.3, if (i) Patriot or any of Patriot’s Affiliates receives written notice from or is otherwise advised by the Federal Reserve that it will not grant a Non-Control Determination or by the DFI that it will not approve or issue a non-objection to the purchase of the Additional Patriot Shares or (ii) Patriot does not receive the Non-Control Determination and the DFI approval or non-objection by May 15, 2010, then the provisions of this Agreement as between the Company and Patriot requiring Patriot to purchase and the Company to sell the Additional Patriot Shares set forth in Sections 5.1(i) and 5.3 may be terminated by the Company or Patriot by written notice to the other; provided, however, that the termination right provided in this sentence shall not be available to any party who shall have breached its obligations under this Agreement in any manner that shall have proximately contributed to such DFI approval or non-objection or Federal Reserve Non-Control Determination not to be obtained.  The termination of the provisions of Section 5.1(i) and 5.3 in and of itself does not terminate the Company’s or Patriot’s other obligations under the remaining terms of this Agreement.  Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

            6.17           Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.18       Adjustments in Stock Numbers and Prices.  In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HERITAGE OAKS BANCORP

By: Lawrence P. Ward
Its: President and CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

NAME OF PURCHASER:

By:
Its:

Aggregate Purchase Price (Subscription Amount):	$

Number of Preferred Shares to be Acquired:

Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

E-mail Address:

Delivery Instructions, if different from above:	c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

APPENDIX “E”
Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 5, 2010, by and among Heritage Oaks Bancorp, a California corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.           Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Agreement” shall have the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in the Purchase Agreement.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Common Stock of the Company, no par value per share, and any securities into which such shares of Common Stock may hereinafter be reclassified.

“Company” shall have the meaning set forth in the Preamble.

“Contractual Securities” means collectively, (i) securities issued to the U.S. Treasury Department on March 20, 2009 in connection with the TARP Capital Purchase Program and (ii) Registrable Securities.

“Contractual Securityholder” means all Persons that hold Contractual Securities.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

            “Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the earlier of (i) the 90th calendar day following the Closing Date (or the 120th calendar day following the Closing Date in the event that such registration statement is subject to review by the Commission) and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Event” shall have the meaning set forth in Section 2(c).

“Event Date” shall have the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the 30th calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Liquidated Damages” shall have the meaning set forth in Section 2(c).

“Losses” shall have the meaning set forth in Section 5(a).

“New Registration Statement” shall have the meaning set forth in Section 2(a).

 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

 “Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the NASDAQ Capital Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” shall have the meaning set forth in the Preamble.

“Registrable Securities” means all of the Preferred Shares, the Series C Preferred and the Underlying Shares (each as defined in the Purchase Agreement) and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Preferred Shares and the Underlying Shares, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that Preferred Shares or Underlying Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) becoming eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and without volume or manner of sale restrictions by Holders who are not Affiliates of the Company.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statement), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” shall have the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

 "SEC Guidance" means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market or over-the-counter market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

2.           Registration.

(a)           On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Company may reasonably determine (the “Initial Registration Statement”).  The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to the Company to register for resale of the Registrable Securities as a secondary offering) subject to the provisions of Section 2(f) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A.  Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.  Notwithstanding any other provision of this Agreement and subject to the payment of Liquidated Damages in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the shares of Common Stock to be included by any person other than a Holder; second, the Company shall reduce or eliminate any shares of Common Stock to be included by any Affiliate of the Company; and third, the Company shall reduce the number of Registrable Securities to be included by all other Holders on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to a determination by the Commission that certain Holders must be reduced before other Holders based on the number of Reigstrable Securities held by such Holders.  In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to the Company to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statement”).  No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

(b)           The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the Effective Date until such time as there are no Registrable Securities remaining (including by refilling such Initial Registration Statement (or a new Registration Statement or a Remainder Registration Statement) if the Initial Registration Statement expires) (the “Effectiveness Period”).  The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day.  The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day of the Effective Date. The Company shall, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

(c)           If:  (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, other than as a result of any open issues arising out of any routine Commission review of Exchange Act filings in effect as of the date hereof, or (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B) (other than during an Allowable Grace Period (as defined in Section 2(e) of this Agreement)), (iv) a Grace Period (as defined in Section 2(e) of this Agreement) exceeds the length of an Allowable Grace Period, or (v) after the date six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), (iii) or (v), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 0.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on the Event Date.  The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable (i) if as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and (ii) with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the Effectiveness Period).  If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full.  The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.  The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Purchaser).

(d)           Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten (10) Trading Days following the date of this Agreement. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date.  Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e)           Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, however, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use reasonable best efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of sixty (60) days (each Grace Period complying with this provision being an “Allowable Grace Period”).   For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period.    Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(f)           In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.           Registration Procedures

In connection with the Company's registration obligations hereunder:

(a)           the Company shall not less than three (3) Trading Days prior to the filing of a Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall, furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such three (3) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents).  The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three (3) Trading Day or one (1) Trading Day period described above, as applicable.

(b)           (i)  the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) the Company shall comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c)           the Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than two Trading Days prior to such filing, in the case of (iii) and (iv) below, not more than one Trading Day after such issuance or receipt, and in the case of (v) below, not more than one Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(d)           the Company shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)           the Company shall, if requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f)           the Company shall, prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g)           the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.  Certificates for Registrable Securities free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder.

(h)           the Company shall following the occurrence of any event contemplated by Section 3(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i)            the Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Preferred Shares, the Series C Preferred or the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

(j)            the Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefore.

(k)           the Company shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(l)            if requested by a Holder, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(m)          the Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(m), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

4.           Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with a filing by the issuer, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5.           Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(d) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)           Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d)           Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution, limitation or in lieu of the indemnification provisions under the Purchase Agreement.

6.           Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           No Piggyback on Registrations; Prohibition on Filing Other Registration Statements.  Neither the Company nor any of its security holders (other than the Contractual Securityholders) may include securities of the Company in a Registration Statement hereunder other than the Contractual Securities and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders. The Company shall not, from the date hereof until the date that is 60 days after the Effective Date of the Initial Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities, other than (i) a registration statement on Form S-8, (ii) in connection with an acquisition, on Form S-4 or (iii) a registration statement to register for resale securities issued by the Company pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.  For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholder or from filing amendments to registration statements filed prior to the date of this Agreement.

(c)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(d)           Discontinued Disposition.  By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.    The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)           No Inconsistent Agreements.  Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(f)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least two-thirds of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself.  Notwithstanding the foregoing,  a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected.

(g)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement; provided that the Company may deliver to each Holder the documents required to be delivered to such Holder under Section 3(a) of this Agreement by e-mail to the e-mail addresses provided by such Holder to the Company solely for such specific purpose.

(h)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities.  Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)            Execution and Counterparts.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(j)            Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k)           Cumulative Remedies.  Except as provided in Section 2(c) with respect to Liquidated Damages, the remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)          Headings.  The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(n)           Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder.  The decision of each Purchaser to purchase the Preferred Shares pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Preferred Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HERITAGE OAKS BANCORP

By: Lawrence P. Ward
Its: President and CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF PURCHASER

AUTHORIZED SIGNATORY

By:
Its:

ADDRESS FOR NOTICE:

Attn:
Phone:
E-mail:

PLAN OF DISTRIBUTION

We are registering the Securities issued to the selling shareholders to permit the resale of these Securities by the holders of the Securities from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the Securities. We will bear all fees and expenses incident to our obligation to register the Securities.

The selling shareholders may sell all or a portion of the Securities beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Securities are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The Securities may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling shareholders may use any one or more of the following methods when selling Securities:

•
ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers; block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions; settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;
•	broker-dealers may agree with the selling shareholders to sell a specified number of such securities at a stipulated price per share;
•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

The selling shareholders also may resell all or a portion of the Securities in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling shareholders may arrange for other broker-dealers to participate in sales. If the selling shareholders effect such transactions by selling Securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the Securities for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440.

In connection with sales of the Securities or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging in positions they assume. The selling shareholders may also sell Securities short and if such short sale shall take place after the date that the registration statement of which this prospectus is a part is declared effective by the Securities and Exchange Commission (the “SEC”), the selling shareholders may deliver Securities covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge Common Stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling shareholders have been advised that they may not use shares registered on this registration statement to cover short sales of our Common Stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Securities from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer or agents participating in the distribution of the Securities may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling shareholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Each selling shareholder has informed us that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Securities. Upon being notified in writing by a selling shareholder that any material arrangement has been entered into with a broker-dealer for the sale of Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (1) the name of each such selling shareholder and of the participating broker-dealer(s), (2) the number of shares involved, (3) the price at which such Securities were sold, (4) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (5) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (6) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent.

Under the securities laws of some states, the Securities may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the Securities may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the Securities registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Each selling shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Securities by the selling shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the Common Stock. All of the foregoing may affect the marketability of the Securities and the ability of any person or entity to engage in market-making activities with respect to the Securities.

We will pay all expenses of the registration of the Securities pursuant to a registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling shareholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it. We will indemnify the selling shareholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

0

HERITAGE OAKS BANCORP

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JUNE 10, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder (s) of Heritage Oaks Bancorp (the "Company") hereby appoints, constitutes and nominates Donald Campbell, Michael J. Morris and Merle F. Miller, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 545 12th Street, Paso Robles, California on Thursday, June 10, 2010 at 7:00 pm local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

The Board of Directors unanimously recommends a vote FOR Proposals 1, 2, 3, 4, 5, 6 and 7.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

HERITAGE OAKS BANCORP

June 10, 2010

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

21130303333000001000 4 061010

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: (●)
To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

HERITAGE OAKS BANCORP

June 10, 2010

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

21130303333000001000 4 061010

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. TO ELECT THE FOLLOWING ELEVEN (11) PERSONS TO THE BOARD OF DIRECTORS OF HERITAGE OAKS BANCORP TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●
To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.